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                                                                  EXHIBIT 10.5.4

                                                                  EXECUTION COPY

                             AGREEMENT OF SUBLEASE

AGREEMENT OF SUBLEASE (this "SUBLEASE"), made as of the 8th day of June, 2004, by and between THE McCALL PATTERN COMPANY, a Delaware corporation, (as successor-in-interest by merger to Butterick Company, Inc.) with offices at Eleven Penn Plaza, New York, New York 10001 ("SUBLANDLORD"), and HARRIS INTERACTIVE INC., a Delaware corporation, with offices at 111 Fifth Avenue, New York, New York 10003 ("SUBTENANT") with reference to the following facts:

                              W I T N E S S E T H:

      WHEREAS, Sublandlord is presently the tenant as successor in interest to Butterick Company, Inc. under that certain Lease Agreement, dated as of August 16, 1988, between Earle W. Kazis, Inc., as agent for Spring and America Associates and Ronald J. Mount and Earle W. Kazis, collectively, as landlord ("MASTER LANDLORD") and Butterick Company, Inc., as tenant (the "BASE LEASE"), which Base Lease was amended by Lease Modification and Partial Surrender of Lease Agreement dated July 12, 1995 (the "FIRST AMENDMENT"), by Lease Modification and Partial Surrender of Lease Agreement dated May 24, 1996 (the "SECOND AMENDMENT"), by Lease Modification and Partial Surrender of Lease Agreement dated March 21, 1997 (the "THIRD AMENDMENT"), by Lease Extension and Modification Agreement dated September 26, 1997 (the "FOURTH AMENDMENT") and by Lease Modification and Partial Surrender of Lease Agreement dated January, 2000 (the "FIFTH AMENDMENT"), which Base Lease, First Amendment, Second Amendment, Third Amendment, Fourth Amendment and Fifth Amendment are hereinafter collectively called the "MASTER LEASE" (a redacted copy of which is attached hereto as Exhibit "A"), currently covering certain premises comprising 40,000 rentable square feet consisting of the entire sixth (6th) and seventh (7th) floors (hereinafter referred to as the "SUBLEASE PREMISES") all as more particularly described on the floor plan attached hereto as Exhibit "B", in the building (the "BUILDING") located at 161 Avenue of the Americas, New York, New York; and

      WHEREAS, Subtenant desires to sublease from Sublandlord, and Sublandlord is willing to sublease to Subtenant, the Sublease Premises, upon the terms and conditions set forth in this Sublease;

      NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

      1. DEMISED PREMISES/TERM/SUBTENANT'S WORK.

         A. Sublease Premises/Term. Sublandlord does hereby lease to Subtenant, and Subtenant does hereby hire and take from Sublandlord, the Sublease Premises for a term (the "TERM") commencing on the date which is the later of (i) June 15, 2004 (the "TARGET COMMENCEMENT DATE") or (ii) such date on which Sublandlord shall deliver possession of the Sublease Premises to Subtenant, along with the Master Landlord's Consent (as hereinafter

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defined) (the "COMMENCEMENT DATE"), and expiring at 11:59 p.m. on April 29, 2012
(the "EXPIRATION DATE"), unless sooner terminated pursuant to the terms hereof or by operation of law. Promptly after delivery of possession of the Sublease Premises to Subtenant, the parties shall execute a letter confirming the Commencement Date of this Sublease. Anything herein contained to the contrary notwithstanding, Sublandlord may tender physical possession of the Sublease Premises to Subtenant prior to the Target Commencement Date and Subtenant shall accept possession of the Sublease Premises on the date of delivery of physical possession to Subtenant (the "EARLY POSSESSION PERIOD"). All the provisions of this Sublease shall apply during the Early Possession Period except no Monthly Base Rent (as hereinafter defined) shall be due.

         B. Master Landlord' Consent. This Sublease is conditioned upon the written consent by the Master Landlord to this Sublease, which consent shall be substantially in the form annexed hereto as Exhibit "C" (the "Consent to Sublease"). Promptly after the execution of this Sublease, Sublandlord shall present the Consent to Sublease to Master Landlord for execution. Sublandlord shall use its best efforts to obtain Master Landlord's execution of the Consent to Sublease on or before that date which is 45 days from the date first set forth above (the "Final Consent Delivery Date"), but shall not be required to take any legal action for such purpose. Subtenant agrees to cooperate with Sublandlord in responding to any request by Master Landlord for information (financial or otherwise) or documents relating to Subtenant or its business. Should Sublandlord fail for any reason to deliver possession of the Sublease Premises along with the executed Consent to Sublease by the Final Consent Delivery Date, Subtenant may terminate this Sublease or elect to cause the Term to commence on (and the Commencement Date shall be) the date on which Sublandlord actually delivers to Subtenant both possession of the Premises and the fully executed Consent to Sublease.

         C. Subtenant's Work.

            (1) "SUBTENANT'S WORK" shall mean the initial installations, alterations, additions, substitutions, improvements and decorations to be performed by Subtenant, or its agents, employees or contractors, at Subtenant's sole cost and expense, subject to the provisions of this Paragraph 1.C., for the purpose of making the Sublease Premises ready for occupancy by Subtenant.

            (2) Subtenant shall prepare, and shall deliver to Master Landlord (if applicable) and to Sublandlord, for their approval, in accordance with the provisions of Paragraph FOURTH of the Master Lease, "SUBTENANT'S CONSTRUCTION DOCUMENTS" in the form, quantity, and manner specified by Sublandlord and/or Master Landlord. Subtenant's Construction Documents shall be in conformity with all applicable laws and requirements. Sublandlord shall deliver its comments and/or approval of Subtenant's Construction Documents within ten (10) business days of its receipt of said documents and shall use its best efforts to cause the Master Landlord to promptly deliver its comments and/or approval of Subtenant's Construction Documents. Subtenant shall cause Subtenant's Construction Documents to be revised (if necessary), pursuant to Master Landlord's (if applicable) and Sublandlord's respective comments; provided if the parties reasonably cannot agree on the necessary revisions within sixty

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(60) days of the date receipt of the later of Sublandlord's or Master Landlord's comments, Subtenant shall have the right to terminate this Sublease.

            (3) Subtenant may use Subtenant's contractor to perform the Subtenant's Work in accordance with Subtenant's Construction Documents, the terms of this Sublease, the Master Lease and the following qualifications:

                  (a) Subtenant shall obtain the written approval of Sublandlord and Master Landlord (if applicable), (which approval, as to Sublandlord, shall not be unreasonably withheld or delayed), of the work it proposes to perform and of the plans and specifications therefor;

                  (b) Subtenant's Work shall be performed by responsible contractors and subcontractors reasonably acceptable to and approved in advance by Sublandlord and Master Landlord, who (i) shall not, in Sublandlord's and Master Landlord's, respective, reasonable judgment, affect Sublandlord's or Master Landlord's relationship with Sublandlord's or Master Landlord's contractors or subcontractors or disturb harmonious labor relations in the Building, (ii) shall not, in Sublandlord's or Master Landlord's reasonable judgment, interfere with the use and occupancy of other tenants or Subtenants in the Building, and (iii) shall maintain in effect, and evidence to Sublandlord and Master Landlord (by delivery of a duplicate policy or a certification of insurance), worker's compensation insurance and disability insurance in accordance with statutory requirements, and comprehensive general liability insurance with companies, coverages, amounts and insureds as Sublandlord or Master Landlord may from time to time reasonably require or approve;

                  (c) Subtenant and its contractors and subcontractors shall be solely responsible for the transportation, safekeeping and storage of materials and equipment used in the construction and performance of the Subtenant's Work, for the removal of waste and debris resulting therefrom, and for any damage caused by them to any installations or work performed by any other party;

                  (d) Subtenant shall allow Sublandlord's and/or Master Landlord's designated representatives' access to the Sublease Premises at reasonable times during the completion of the Subtenant's Work, for the purposes of inspecting and verifying Subtenant's Work. Sublandlord and/or Master Landlord shall inspect the performance of Subtenant's Work and shall advise Subtenant promptly of any objection to the performance of such Subtenant's Work to the extent Sublandlord or Master Landlord learns of any condition which is not reasonably acceptable. Notwithstanding the foregoing, Sublandlord's and/or Master Landlord's inspection of the Subtenant's Work shall not be (i) an approval by Sublandlord or Master Landlord of any work performed or materials furnished with respect to any portion of the Subtenant's Work or (ii) a representation or acknowledgment by Sublandlord or Master Landlord as to the fitness of such Subtenant's Work or their compliance with applicable Law (as hereinafter defined);

                  (e) All such Subtenant's Work shall be performed during the hours permitted by Master Landlord and shall not interfere with the operation and maintenance of

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the Building or unreasonably interfere with or interrupt the use and occupancy of the Building by other tenants.

                  (f) All such Subtenant's Work shall comply with all applicable laws and requirements; and

                  (g) Subtenant shall indemnify, defend and hold Sublandlord and Master Landlord harmless from any and all loss, damage, claim, demand, action, cost and expense incurred by either Sublandlord or Master Landlord (including reasonable attorneys' fees) arising in connection with the completion of the Subtenant's Work, unless such loss, damage, claim, demand, action, cost or expense is caused by Sublandlord's or Master Landlord's willful misconduct or negligent act or omission.

            (4) Subtenant shall pay promptly all persons furnishing labor or materials with respect to the Subtenant's Work or any other work performed by Subtenant or its contractors on or about the Sublease Premises. If any construction lien claim or other lien (collectively "LIEN") shall at any time be filed against the Building and/or the Sublease Premises by reason of work, labor, services or materials performed or furnished, or alleged to have been performed or furnished, to Subtenant or to anyone holding the Sublease Premises through or under Subtenant, Subtenant shall forthwith cause the same to be discharged or bonded to the reasonable satisfaction of Sublandlord and Master Landlord. If Subtenant shall fail to cause such Lien forthwith to be discharged or bonded within twenty (20) days of the filing thereof, then, in addition to any other right or remedy of Sublandlord, Sublandlord, following reasonable prior notice to Subtenant and its failure to cure, may bond or discharge the same by paying the amount claimed to be due, and the amount so paid by Sublandlord, including reasonable attorney's fees incurred by Sublandlord either in defending against such Lien or in procuring the bonding or discharge of such Lien, together with interest thereon, shall be due and payable by Subtenant to Sublandlord. Nothing contained in this Sublease shall be deemed or construed in any way as constituting the consent or request of Sublandlord or Master Landlord, express or implied, by inference or otherwise, to the filing of any Lien against the Sublease Premises or the Building by any contractor, subcontractor, laborer, materialman, architect or engineer for the performance of any labor or the furnishing of any materials or services for or in connection with the Sublease Premises or the Building of any part thereof. Notice is hereby given that Sublandlord and Master Landlord shall not be liable for any labor or materials or services furnished or to be furnished to Subtenant upon credit. Subtenant shall indemnify and hold harmless Sublandlord, Master Landlord (and any ground and underlying lessors) against and from all costs, liabilities, suits, penalties and demands, including reasonable counsel fees, resulting from a Lien being filed against Sublandlord, Master Landlord and any ground lessor, or any portion of the Sublease Premises, regardless of whether or not such Lien, charge, order or encumbrance is valid or enforceable.

            (5) Within a reasonable period after completion of the Subtenant's Work, Subtenant shall deliver to Sublandlord general releases and waivers of lien, substantially in the form annexed hereto as Exhibit "C", from all contractors, subcontractors and materialmen involved in the performance of the Subtenant's Work and the materials furnished in connection therewith, and a certificate from the Subtenant's independent licensed architect certifying that
(i)
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Subtenant's Work has been completed substantially in accordance with approved plans and specifications and (ii) all contractors, subcontractors and materialmen have been paid for the Subtenant's Work and materials furnished through such date. Notwithstanding the foregoing, Subtenant shall not be required to deliver to Sublandlord any general release or waiver of lien if as to item of work which Subtenant is in good faith disputing, provided, that Subtenant shall keep Sublandlord advised in a timely fashion of the status of such dispute and the basis therefor and Subtenant shall deliver to Sublandlord the general release or waiver of lien when the dispute is settled.

      2.    RENT.

            A. Monthly Base Rent.

               (1) Concurrently with the execution and delivery of this Sublease, Subtenant shall deliver to Sublandlord payment consisting of the first month's Monthly Base Rent due pursuant to Paragraph 2.A(2)(i) below.

               (2) Subject to the provisions of Paragraph 2.A(3) below, commencing as of the first day of the first calendar month in which the Commencement Date occurs and continuing throughout the Term of this Sublease, Subtenant shall pay to Sublandlord on or before the first day of each calendar month during the Term of this Sublease (each, a "RENTAL PAYMENT DATE"), without notice or demand, in lawful money of the United States, at the Sublandlord's address as above stated or such other place as Sublandlord may designate, base rent for the Sublease Premises for each month during the Term (the "MONTHLY BASE RENT") in the following amounts:

               (i) For the period commencing on the Commencement Date and terminating on May 31, 2008, annual rent in the amount of SIX HUNDRED THOUSAND DOLLARS ($600,000.00), payable in equal monthly installments during such period in the amount of Fifty Thousand Dollars ($50,000.00) per month;

               (ii) For the period commencing on June 1, 2008 and terminating on the Expiration Date, annual rent in the amount of SIX HUNDRED EIGHTY THOUSAND DOLLARS ($680,000.00) payable in equal monthly installments of Fifty-six Thousand Six Hundred Sixty-six and 66/100 Dollars ($56,666.66) per month.

Monthly Base Rent for any period during the Term of this Sublease which is for less than one (1) calendar month shall be prorated based on a thirty (30) day month.

               (3) Provided Subtenant shall not be in default of its obligations hereunder beyond applicable notice and cure periods herein or by statute allowed, Subtenant shall be entitled to abatement of Monthly Base Rent for the period commencing on the Commencement Date and terminating on January 31, 2005 ("Free Rent Period").

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               (4) The abatement of Monthly Base Rent during the Free Rent
Period is conditioned upon Subtenant's full performance under this Sublease. If Subtenant commits an Event of Default (as herein defined), then

                  (a) Subtenant shall immediately pay to Sublandlord upon demand a sum equal to the total Monthly Base Rent abated during the Free Rent Period as of the date of occurrence of such Event of Default, and

                  (b) Any further abatement of Monthly Base Rent as of the date of the occurrence of such Event of Default shall thereby automatically terminate and become null and void, and Subtenant shall thereafter pay all Monthly Base Rent when due under the Sublease, without regard to the abatement of rent provisions of this Sublease.

            B. Additional Rent.

               (1) For purposes of this Sublease, the following terms shall be applicable:

                  (a) "SUBTENANT'S PROPORTIONATE SHARE" Shall mean 100% of the excess of the amounts payable by Sublandlord to Master Landlord pursuant to Paragraphs THIRTY-EIGHTH and THIRTY-NINTH of the Master Lease above the Sublease Real Estate Tax Base Year (as herein defined) and Sublease Operating Expense Base Year (as herein defined).

                  (b) "SUBLEASE REAL ESTATE TAX BASE YEAR" Shall mean the total real estate taxes as defined in Paragraph THIRTY-EIGHTH payable by Sublandlord for the fiscal period July 1, 2004 through June 30, 2005.

                  (c) "SUBLEASE OPERATING EXPENSE BASE YEAR" Shall mean the operating expenses as defined in Paragraph THIRTY-NINTH payable by Sublandlord for the fiscal period January 1, 2004 through December 31, 2004.

               (2) Commencing on July 1, 2005, Subtenant shall pay to Sublandlord as Additional Rent without any setoff or deduction whatsoever, an amount equal to Subtenant's Proportionate Share of increases above the Sublease Operating Expense Base Year for such calendar year and commencing on July 1, 2005, Subtenant shall pay to Sublandlord as Additional Rent without any setoff or deduction whatsoever, an amount equal to Subtenant's Proportionate Share of increases above the Sublease Real Estate Tax Base Year (collectively, the "EXCESS ANNUAL EXPENSE AMOUNT"). Subtenant's Proportionate Share of such Excess Annual Expense Amount shall be payable as follows:

                  (a) (1) Not later than December 1, 2004 and continuing on December 1st of each subsequent year during the Term of this Sublease, Sublandlord shall deliver a statement to Subtenant setting forth Sublandlord's reasonable estimate of Operating Expenses for the next following calendar year and (2) Not later than June 1, 2005, and continuing on June 1st of each subsequent year during the Term of this Sublease, Sublandlord shall deliver a statement to Subtenant setting forth Sublandlord's reasonable estimate of Sublease Real Estate

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 Taxes for the following fiscal year (collectively, the "ESTIMATED ANNUAL
 EXPENSE AMOUNT"), (ii) the difference between the Estimated Annual Expense Amount and the total amounts for the Sublease Operating Expense Base Year and the Sublease Real Estate Tax Base Year incurred by Sublandlord (collectively, the "ESTIMATED EXCESS EXPENSE AMOUNT"), and (iii) Subtenant's Proportionate Share of such Estimated Excess Expense Amount ("SUBTENANT'S ESTIMATED OBLIGATION"). Subtenant's Estimated Obligation shall be prorated for any partial calendar year during the Term of this Sublease.

                  (b) Commencing (i) July 1, 2005 and on each Rental Payment Date thereafter during the Term of this Sublease, Subtenant shall pay to Sublandlord, as Additional Rent, an amount equal to 1/12th Subtenant's Estimated Obligation for Operating Expense escalations for the calendar year in which such Rental Payment Date occurs, and (ii) July 1, 2005 and on each Rental Payment Date thereafter during the Term of this Sublease, Subtenant shall pay to Sublandlord, as Additional Rent, an amount equal to l/12th Subtenant's Estimated Obligation for Real Estate Tax escalation for the fiscal year in which such Rental Payment Date occurs.

                  (c) Not later than September 1 of each calendar year, commencing on September 1, 2006, Sublandlord shall furnish Subtenant with a statement ("FINAL EXPENSE STATEMENT") setting forth (i) the actual amount of the excess above Sublease Operating Expense Base Year and Sublease Real Estate Tax Base Year incurred by Sublandlord for the preceding fiscal year ("SUBLANDLORD'S ACTUAL EXCESS COSTS"), (ii) Subtenant's Proportionate Share of Sublandlord's Actual Excess Costs ("SUBTENANT'S ACTUAL OBLIGATION"), and (iv) the amount by which Subtenant's Actual Obligation exceeds or is less than that portion of Subtenant's Estimated Obligation paid by Subtenant in the previous fiscal year.

                  (d) Within thirty (30) days after Sublandlord's giving of such Final Expense Statement, Subtenant shall make a lump sum payment to Sublandlord equal to the amount by which Subtenant's Actual Obligation exceeds the aggregate of the monthly installments of Subtenant's Estimated Obligation paid during such previous fiscal year. If Subtenant's Actual Obligation is less than the aggregate of the monthly installments of Subtenant's Estimated Obligation actually paid by Subtenant during such preceding fiscal year (in such event, an "EXCESS PAYMENT"), then Sublandlord shall credit the amount of such Excess Payment to the next accruing monthly installment(s) of Subtenant's Estimated Amount for the then-current fiscal year until such Excess Payment is fully credited to Subtenant. Following the end of the Term, Sublandlord agrees to refund any overpayment to Subtenant. Subtenant shall have the right to Inspect Sublandlord's accounting records pertaining to the Operating Costs and Real Estate Taxes as set forth on the Final Expense Statement within ninety (90) days of the delivery of such Final Expense Statement to Subtenant. If, after such inspection, Subtenant disputes the amount of Subtenant's Actual Obligation, Subtenant shall be entitled to retain an independent public accountant to audit and/or review Sublandlord's records. No later than thirty (30) days after inspection by the Subtenant, Subtenant shall give Sublandlord notice (the "INSPECTION NOTICE") that Subtenant intends to cause Sublandlord's books and records with respect to the preceding fiscal year to be audited, identifying the expense in question and setting out in reasonable detail the reason why such expense should not be binding on Subtenant. If Subtenant does not cause such audit to be accomplished within sixty (60) days after receipt of the

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Inspection Notice (and predicated on Sublandlord's cooperation therewith),
Subtenant's right to object to any such expense shall terminate. Subtenant shall pay all costs of such audit (including, without limitation, any and all copying costs), and the amount of Subtenant's Actual Obligation for such calendar year shall be appropriately adjusted on the basis of such audit. The provisions of this subsection shall survive the Expiration Date or the earlier termination of the Sublease.

                  (e) If the Term ends on a date other than the last day of December, the actual Operating Costs for the year in which the Expiration Date occurs shall be prorated so that Subtenant shall pay that portion of Subtenant's Proportionate Share of Sublandlord's Actual Excess Costs for such year represented by a fraction, the numerator of which shall be the number of days during such fractional year falling within the Term, and the denominator of which is 365. The provisions of this subsection shall survive the Expiration Date or any sooner termination of this Sublease.

            C. Rent. As used herein the term "ADDITIONAL RENT" shall refer to all sums of money which shall become due and payable by Subtenant to Sublandlord under this Sublease other than Monthly Base Rent, and the term "RENTS" shall refer collectively to Monthly Base Rent and Additional Rent.

            D. Delivery of Statements and Bills. Sublandlord's failure to deliver any statements or bills required to be delivered to Subtenant hereunder, or Sublandlord's failure to make a demand under this Sublease, shall not be a waiver of, or cause Sublandlord to forfeit or surrender, its rights to collect any Rents which may have become due pursuant to this Sublease; provided however:
(1) Subtenant shall continue to pay to Sublandlord Subtenant's Estimated Obligation applicable for such calendar year until delivery to Subtenant of Subtenant's Actual Obligation and (2) any statement or bill must be delivered to Subtenant within twelve months of the date due in order to be considered valid. Rent accruing during the term of this Sublease shall survive the expiration or sooner termination of this Sublease.

      3.    INTENTIONALLY OMITTED.

      4.    UTILITIES AND SERVICES.

            A. Utilities. Subtenant shall pay for all utilities, including electricity, gas, water, and telephone service furnished to the Sublease Premises. Sublandlord shall monthly invoice Subtenant, as additional rent, Subtenant's usage of electricity based upon the invoices received by Sublandlord from the Master Landlord for such electricity usage as measured by a submeter. Sublandlord shall supply Subtenant with electricity to the Sublease Premises to the same extent and subject to the terms and conditions set forth in Paragraph TENTH of the Master Lease provided however, that Sublandlord shall have no liability for failure to deliver electricity to Subtenant unless such failure is due to Sublandlord's intentional act. If Subtenant shall desire any change or increase in the nature or any such utility services, Sublandlord's sole obligation shall be to use reasonable efforts to cause the Master Landlord to provide such changes in such utility services requested by Subtenant, and Subtenant, shall, on demand, pay or reimburse Sublandlord for all reasonable costs, charges or expenses incurred by Sublandlord in causing Master Landlord to provide such services and in the cost for providing such services.

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Sublandlord shall have no obligation to alter existing lines or equipment providing distribution of electricity throughout the Sublease Premises. Subtenant shall be solely responsible for any alterations to the existing lines or equipment made necessary by Subtenant's alterations to the Sublease Premises or otherwise required due to Subtenant's particular use of the Sublease Premises; provided however, that any such alterations shall be subject to the prior approval of Sublandlord and Master Landlord in accordance with Paragraph 9 below.

            B. Services. Except as otherwise specifically provided in this Sublease, during the Term, Subtenant shall receive the building services ("SERVICES") provided under the Master Lease. Subtenant shall pay to Sublandlord the cost of such Services as billed by Master Landlord to Sublandlord.

            C. Interruption. Sublandlord reserves the right, without any liability to Subtenant, and without being in breach of any covenant of this Sublease, to interrupt or suspend any of the Services to be provided by Sublandlord, as may be necessary by reason of accidents, emergencies, strikes, mechanical failures, repairs or changes to any system, inability to secure fuel, labor or supplies, or governmental restrictions or voluntary compliance programs, or by reason of any other cause beyond Sublandlord's reasonable control; provided however that all such interruptions shall be discontinued as soon as commercially practicable.

            D. Services Provided by Master Landlord. Anything to the contrary notwithstanding in the preceding provisions of this Paragraph 4, Sublandlord shall not be obligated:

                  (a) to provide any of the services or utilities that Master Landlord has agreed in the Master Lease to provide,

                  (b) to make any of the repairs or restorations that Master Landlord has agreed in the Master Lease to make,

                  (c) to comply with any laws or requirements of public authorities with which Master Landlord has agreed in the Master Lease to comply, or

                  (d) to take any action with respect to the operation, administration or control of the Building or any of its public or common areas that the Master Landlord has agreed in the Master Lease to take.

      5.    PERMITTED USE.

            A. General Office Use. Subtenant shall use and occupy the Sublease Premises for general, executive and administrative offices.

            B. No Overload. Subtenant shall not use, or suffer or permit the use of, the Sublease Premises or any part thereof in any manner or for any purpose or do, bring or keep anything, or suffer or permit anything to be done, brought or kept, therein (including, but not limited to, the installation or operation of any electrical, electronic or other equipment, but not including word processors and personal computers) which would: (1) violate any covenant,

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agreement, term, provision or condition of this Sublease or is unlawful or in contravention of the certificate of occupancy for the Building or for the Sublease Premises, or is a contravention of any legal, zoning or insurance requirement to which the Building or the Sublease Premises is subject, or (2) alter, affect or interfere with or which would overload or could cause an overload of the electrical or mechanical systems or any other component of the Building or which would exceed the floor load per square foot which the floor was designed to carry and which is allowed by Law, or (3) in the commercially reasonable judgment of the Sublandlord, impair or interfere with the proper and economic heating or air conditioning of the Building, or exceed the design criteria, the structural integrity, character or appearance of the Building, or any system or component thereof, or result in the use of the Building, or any component thereof, in a manner or for a purpose not intended. Sublandlord shall use its commercially reasonable judgment in determining whether Subtenant is in violation of this Section 5B. Sublandlord shall specify in writing the reasons for its determination and propose reasonable cures. Subtenant shall have thirty
(30) days (or such longer period as may be reasonably necessary) to cure any alleged violation of this Section to the reasonable satisfaction of both parties. It is agreed that Subtenant's intended initial occupancy and layout of equipment and furniture as set forth in Subtenant's Construction Documents does not violate any requirement of this Section. Subtenant shall conduct its business and control its employees, agents, invitees and visitors in such manner as not to create any nuisance, or interfere with, annoy or disturb any other tenant or occupant of the Building or Sublandlord in the operation of the Building. Subtenant will not do anything that will cause an increase in the existing rate of insurance carried by Sublandlord with respect to the Building or cause a cancellation of Sublandlord's insurance.

      6.    SUBORDINATION TO AND INCORPORATION OF THE MASTER LEASE.

            A. Master Lease. This Sublease shall be subject and subordinate to the Master Lease, and to all leases, mortgages and other rights or encumbrances to which the Master Lease is subordinate. This provision shall be self-operative but Subtenant shall within ten (10) days of Sublandlord's request execute any instrument reasonably requested by Sublandlord or Master Landlord to evidence or confirm the same. Sublandlord represents that a true and complete copy of the Master Lease (excluding redacted terms and conditions not relevant to Subtenant) is attached hereto as "Exhibit B". Sublandlord shall make no election to terminate the Master Lease (except if arising out of casualty or condemnation as expressly set forth in the Master Lease) without Subtenant's prior written consent. Sublandlord shall not amend the Master Lease in a manner adverse to Subtenant in any material respect.

            B. Included Provisions. Except as otherwise expressly provided in, or otherwise inconsistent with, this Sublease, and except to the extent not applicable to the Sublease Premises, all provisions of the Master Lease other than the Excluded Provisions (as hereinafter identified) are hereby incorporated in this Sublease by reference with the same force and effect as if set forth herein, except that unless the context requires otherwise:

               (1) references in such provisions to Owner, Landlord or Lessor shall be deemed to refer to Sublandlord;

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               (2) references in such provisions to Tenant or Lessee shall be deemed to refer to Subtenant;

               (3) references in such provisions to the Premises or the Demised Premises shall be deemed to refer to the Sublease Premises;

               (4) references in such provisions to other provisions of the Master Lease that are not incorporated herein shall be disregarded; and

               (5) references in such provisions to subleases, sublettings or Subtenants shall be deemed to refer to sub-subleases, sub-sublettings or sub-subtenants.

            C. Excluded Provisions. For purposes of this Paragraph 6, "EXCLUDED PROVISIONS" shall refer to the following provisions which are not incorporated into this Sublease and any other provisions inconsistent with the express terms of this Sublease:

               (1) The provisions of the first two paragraphs commencing on page 1(A) of the Base Lease defining the Premises, Term and rent and additional rent;

               (2) The provisions of Paragraph FIRST of the Base Lease regarding the use of the Sublease Premises;

               (3) The provisions of Paragraph TWENTY-THIRD of the Base Lease regarding notice to Master Landlord;

               (4) The covenant of quiet enjoyment set forth in Paragraph TWENTY-SEVENTH of the Base Lease, provided however that exclusion of such provision shall not be deemed to effect or waive Subtenant's rights under the covenant of quiet enjoyment set forth in Paragraph 16 hereof;

               (5) The provisions of Paragraph FORTY-SECOND of the Base Lease regarding arbitration of disputes;

               (6) The provisions of Paragraph FORTY-FOURTH of the Base Lease regarding Brokers;

               (7) The provisions of Paragraph FORTY-SIXTH of the Base Lease regarding delivery of possession;

               (8) The provisions of subparagraphs (1) and (2) relating to Paragraph EIGHTEENTH of the Base Lease set forth in Rider 2 to the Base Lease;

               (9) The provisions relating to Paragraph Fortieth of the Base Lease set forth in Rider 2 to the Base Lease;

               (10) The provisions of Paragraph FIFTIETH of the Base Lease regarding Landlord's work;

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               (11) The provisions of Paragraph FIFTY-SECOND of the Base Lease regarding the name of the Building;

               (12) The provisions of the First Amendment, Second Amendment, Third Amendment, the Fourth Amendment, except for subparagraphs 2 and 8, which are included in this Sublease, and the Fifth Amendment.

            D. Modifications to Master Lease. In addition, the following provisions of the Master Lease, as incorporated herein, shall be deemed modified as follows:

               (1) The provisions of Paragraph THIRTY-EIGHTH of the Base Lease, as amended, with respect to the determination of Subtenant's obligations pursuant to Paragraph 2.B hereof;

               (2) The provisions of Paragraph THIRTY-NINTH of the Base Lease, as amended, with respect to the determination of Subtenant's obligations pursuant to Paragraph 2.B hereof;

               (3) The floor plans attached as Exhibits to the Base Lease relating solely to floors 6 and 7

            E. Sublandlord Covenants. Sublandlord agrees as follows:

               (1) to maintain the Master Lease during the Term of this Sublease, subject, however, to any termination of the Master Lease without fault of the Sublandlord, and Sublandlord agrees to comply with or perform all of its obligations under the Master Lease that Subtenant has not assumed under this Sublease;

               (2) upon Subtenant's request, to use reasonable efforts (excluding litigation), at Subtenant's expense, (a) to cause the Master Landlord to observe or perform any term, covenant or condition of the Master Lease required to be observed or performed by Master Landlord, or (b) to obtain Master Landlord's consent or approval whenever required by the Master Lease (unless, in such instance, Sublandlord shall be entitled to withhold its consent or approval even if Master Landlord shall have granted its consent or approval), and

               (3) that, if any right or remedy of Sublandlord or any duty or obligation of Master Landlord under the Master Lease is subject to or conditioned upon Sublandlord's making any demand upon the Master Landlord or giving any notice, request or statement to Master Landlord then, if Subtenant shall so request, Sublandlord, at Subtenant's expense, shall make such demand or give such notice, request or statement, except that Sublandlord shall not be required to request Master Landlord's consent or approval with respect to any act or thing as to which Sublandlord shall have determined in accordance with this Sublease to withhold its consent or approval.

            F. Approvals. Whenever Subtenant desires to do any act or thing which requires the consent or approval of Master Landlord:

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               (1) Subtenant shall not do such act or thing without first having obtained the consent or approval of both Master Landlord and Sublandlord (and Sublandlord's right to withhold consent or approval shall be independent of Master Landlord's right);

               (2) Subtenant shall not request Master Landlord's consent or approval directly (and no efforts by Sublandlord to obtain Master Landlord's consent or approval shall constitute Sublandlord's consent or approval or prejudice Sublandlord's right to withhold consent or approval); and

               (3) in no event shall Sublandlord be required to give its consent or approval prior to Master Landlord doing so.

            G Performance. Notwithstanding any other provision of this Sublease, Subtenant shall perform all of its obligations hereunder at such times, by such dates or within such periods as Sublandlord shall be required to perform its corresponding obligations under the Master Lease. If Master Landlord shall give any notice of failure or default under the Master Lease arising out of any failure of Subtenant to perform any of its obligations hereunder (other than the payment of money) then Sublandlord shall promptly furnish Subtenant with a copy thereof. If the Master Lease shall provide any grace or cure period for such failure or default then the grace or cure period hereunder shall expire one (1) day prior to the date on which the grace or cure period under the Master Lease shall expire. in no event shall this Paragraph 6F extend the time, date or period by or within which Subtenant is required to perform. Sublandlord agrees to forward to Subtenant at the address indicated in Paragraph 13 of this Sublease, promptly (by telecopy or overnight delivery) upon receipt or sending thereof, a copy of each such notice received or given by Sublandlord in its capacity as tenant under the Master Lease. Subtenant agrees to forward to Sublandlord at the address indicated in Paragraph 13 of this Sublease, promptly (by telecopy or overnight delivery) upon receipt thereof, copies of any such notices of default received by Subtenant from Master Landlord or from any governmental authorities. Sublandlord and Subtenant agree to indemnify, defend and save each other harmless against any liability arising from the failure of Sublandlord or Subtenant, as the case may be, to forward any such notice of default promptly.

            H. Sublandlord's Right to Cure. If (1) Subtenant shall fail to perform any of its obligations hereunder and such failure shall continue beyond any cure period provided for herein, or (2) Master Landlord shall give any notice of failure or default under the Master Lease arising out of any failure by Subtenant to perform any of its obligations hereunder then, in either case, Sublandlord shall have the right (but not the obligation) to perform or endeavor to perform such obligation, at Subtenant's expense, and Subtenant shall, within ten (10) days of Sublandlord's demands from time to time, reimburse Sublandlord for all reasonable costs and reasonable expenses incurred by Sublandlord in doing so.

            I. Subtenant's Right to Cure. At any time and from time to time, Subtenant shall have the right, but not the obligation, to make any payment or take any action necessary to cure a default by Sublandlord under the Master Lease provided Subtenant has notified Sublandlord in writing that Subtenant elects to cure such default and within five (5) days after Subtenant's receipt of such notice, with respect to a monetary default, and thirty (30) days

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after Subtenant's receipt of such notice, with respect to all other defaults, and Sublandlord has not either cured such default or provided evidence reasonably acceptable to Subtenant that such default will be cured before the earlier of (1) expiration of the applicable cure period, or (2) as necessary to prevent a default under Master Lease. Upon the occurrence of a default by Sublandlord beyond any applicable cure period, Subtenant at its option, in addition to any and all other remedies which it may have at law and/or in equity, and without its actions being deemed an election of remedies or a cure of Sublandlord's default, may pursue any and all rights and remedies available at law or in equity, whether at the same time or otherwise. In addition, upon Sublandlord's default beyond any applicable cure period, if Subtenant pays or performs such obligation of Sublandlord, Subtenant may offset costs incurred by Subtenant (plus interest at the JP Morgan Chase Bank Prime Rate plus 2%) against monies due hereunder. In addition, and notwithstanding the foregoing, if the nature of such default is such that Subtenant cannot reasonably wait for Sublandlord, or the Master Landlord to cure such default on account of the imminent danger to persons or property in the Sublease Premises, then Subtenant may, without being obligated, promptly commence the curing of such default, and Sublandlord shall, within fifteen (15) days following receipt of demand (including receipt of reasonable back-up information) reimburse Subtenant for all its costs and expenses reasonably incurred in the curing of such default. If Sublandlord shall fail to reimburse Subtenant within such period, Subtenant shall have the right to offset such amount plus interest thereon.

            J. Termination. If the Master Lease is terminated for any reason during the term hereof, then and in that event this Sublease shall thereupon automatically terminate as of the date upon which the Master Lease is so terminated; provided, however, that if Subtenant shall in writing elect to assume Sublandlord's obligations under the Master Lease as a direct lease between Master Landlord and Subtenant and Subtenant agrees to attorn to Master Landlord in accordance with the provisions of the Consent to Sublease, this Sublease, as so deemed amended pursuant to said Consent to Sublease, shall continue as a direct lease between Master Landlord and Subtenant and Sublandlord shall have no further liability hereunder from and after the date thereof. In the event of such termination of the Master Lease, Sublandlord shall have no liability to Subtenant by reason thereof, except if such termination was caused by a breach of Sublandlord's obligations thereunder. Upon the termination of this Sublease, whether by forfeiture, lapse of time or otherwise, or upon termination of Subtenant's right to possession, Subtenant will at once surrender and deliver up the Sublease Premises in good condition and repair, reasonable wear and tear excepted.

      7. DEFAULT; CURE. In the event Subtenant shall default in the full performance of any of the terms, covenants and conditions on its part to be performed under this Sublease, then Sublandlord shall have the same rights and remedies with respect to such default as are given to Master Landlord under the Master Lease with respect to defaults by Sublandlord, as tenant, under the Master Lease and Subtenant shall be entitled to all notice and opportunity to cure as are afforded Sublandlord (acting as Lessee) under the Master Lease.

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      8. PHYSICAL CONDITION OF SUBLEASE PREMISES. Subtenant hereby acknowledges that it has inspected the Sublease Premises and is fully familiar with the physical condition thereof, and agrees to take the same "As Is", but subject to Sublandlord's representations and warranties herein made. Subtenant acknowledges that Sublandlord shall have no obligation to do any work in or to the Sublease Premises to make the Sublease Premises suitable and ready for occupancy and use by Subtenant; provided.

      9. REPAIRS. Subtenant shall periodically inspect the Sublease Premises to identify any conditions that are dangerous or in need of maintenance or repair. Subtenant shall promptly provide Sublandlord with notice of any such conditions. Subtenant shall, at its sole cost and expense, perform all maintenance and repairs to the Sublease Premises that are not Sublandlord's express responsibility under this Sublease, and keep the Sublease Premises in good condition and repair, reasonable wear and tear excepted; provided however, nothing herein shall be deemed to obligate Subtenant to make structural or capital repairs to the Sublease Premises unless the same are necessitated as a direct result of Subtenant's negligent or wrongful act or omission. Subtenant's repair and maintenance obligations include, without limitation, repairs to: (a) floor covering; (b) interior partitions; (c) doors; (d) the interior side of demising walls; (e) electronic, phone and data cabling and related equipment that is installed by or for the exclusive benefit of, or furnished to Subtenant;
(f)HVAC and supplemental air conditioning units, kitchens, including hot water heaters, plumbing, and similar facilities exclusively serving Subtenant; (g) bathrooms and (h) Alterations. If Subtenant fails to make repairs to the Sublease Premises as herein required within 30 days following notice from Sublandlord (or such longer period as may be reasonably necessary to complete such repairs), Sublandlord may make the repairs, Subtenant shall reimburse Sublandlord for the reasonable cost of such repairs, together with an administrative charge in an amount equal to 5% of the cost of the repairs.

      10. ALTERATIONS. Subtenant agrees that it shall not make or permit the making of any alterations, decorations, installations, additions or improvements, including the Tenant Improvements, in or to the Sublease Premises except in strict compliance with the conditions set forth in Paragraph FOURTH of the Base Lease, which conditions may include, as applicable, the prior consent of both Master Landlord (if applicable) and Sublandlord as set forth therein. Subtenant agrees to reimburse Sublandlord for any fees or other charges levied against Sublandlord by Master Landlord in connection with obtaining such consent and in making such alterations, decorations, installations, additions or improvements. Sublandlord shall forward to Master Landlord any request from Subtenant for alterations to the Sublease Premises, to the extent such consent is required under the terms of the Master Lease, within five (5) business days after receipt of such request from Subtenant. To the extent that the consent of Master Landlord and Sublandlord is required pursuant to the terms of Paragraph FOURTH of the Base Lease, Sublandlord shall give or deny its consent to any alterations requested by Subtenant no later than five (5) business days after request for approval. Sublandlord shall advise Subtenant, within two (2) business days after receipt thereof, of Master Landlord's consent or denial of any alterations requested by Subtenant. Subtenant shall remove any alterations, including Subtenant's Work, on or prior to the Expiration Date, if and to the extent required by Master Landlord. After completion of Subtenant's Work contemplated by Section 1B above, Subtenant shall have the right to make non-structural and/or cosmetic alterations and improvements to the Sublease Premises to the same extent as Sublandlord could under Section FOURTH of the Base Lease,

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provided the same do not cost in excess of $25,000 per incident; such right is agreed to be personal to Subtenant. Notwithstanding anything to the contrary contained in this Sublease, on condition that the Subtenant is in compliance with all applicable governmental laws, rules and regulations, Sublandlord shall not unreasonably withhold or delay its consent to any non-structural alteration.

      11. SUBLANDLORD'S REPRESENTATIONS AND WARRANTIES. Sublandlord covenants, warrants and represents:

                        (i) that the execution, delivery and performance of this Sublease by the Sublandlord, and the consummation of all transactions contemplated hereby, have been duly authorized by all necessary corporate action of the Sublandlord; and

                        (ii) that Sublandlord has not done, will not do or cause to be done or fail to do or suffer or permit anything to be done by Sublandlord, its employees, agents, invitees, licensees, successors or assigns which would constitute a default under the Master Lease or might cause the Master Lease or the rights of Sublandlord, as lessee hereunder, to be cancelled, terminated or forfeited.

                        (iii) that the Master Lease is in full force and effect, and Sublandlord has neither given nor received a notice of default pursuant to the Master Lease.

                        (iv) to the best of Sublandlord's knowledge, there are no liens or similar claims (excluding mortgages and unpaid taxes not yet due) upon the Building.

                        (v) to the best of Sublandlord's knowledge, (1) there are no hazardous substances in, on or about the Sublease Premises in violation of applicable Law, (2) Sublandlord has obtained an ACP-5 Certificate from the applicable governmental agency ( a copy of which shall be furnished to Subtenant), and (3) Sublandlord has not caused or permitted any release of any hazardous substance on or about the Building;

                        (vi) that Sublandlord has installed ADA compliant bathrooms on each floor of the Sublease Premises;

                        (vii) that Sublandlord has installed a new HVAC system servicing the Sublease Premises, which HVAC system shall be in working order on the Commencement Date.

      12. SUBTENANT'S REPRESENTATIONS AND WARRANTIES. Subtenant covenants, warrants and represents:

                        (i) that the execution, delivery and performance of this Sublease by the Subtenant, and the consummation of all transactions contemplated hereby, have been duly authorized by all necessary action of the Subtenant; and

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                        (ii) that Subtenant will not do or cause to be done or
fail to do or suffer or permit anything to be done by Subtenant, employees, agents, invitees, licensees, successors or assigns which would constitute a default under the Master Lease or might cause the Master Lease or the rights of Sublandlord, as tenant hereunder, to be cancelled, terminated or forfeited or which would make Sublandlord liable for damages, claims or penalties pursuant thereto.

      13. SUBLETTING/ASSIGNMENT.

          A. Consent. Without the prior written consent of Sublandlord (which consent Sublandlord shall not unreasonably withhold or delay) in each instance and except as otherwise permitted herein:

                  (1) this Sublease shall not be assigned, encumbered or otherwise transferred, including by operation of law:

                  (2) the Sublease Premises shall not be sub-sublet by Subtenant in whole or, except in connection with the conduct of Subtenant's Business, in part; and

                  (3) the Sublease Premises shall not be used or occupied by any person other than Subtenant, in whole or, except in connection with the conduct of Subtenant's Business, in part.

          B. Subordination. Any sub-sublease shall be subject and subordinate to this Sublease. No assignment shall be valid or effective unless and until the assignee shall have delivered to Sublandlord an instrument, in form satisfactory to Sublandlord, pursuant to which the assignee assumes the due observance and performance of all of the obligations of Subtenant hereunder from and after the date of such assignment.

          C. No Release. Subtenant covenants and agrees that notwithstanding any sub-subletting to any other sub-subtenant and/or acceptance of rent by Sublandlord from any sub-Subtenant, Subtenant shall and will remain fully liable for the payment of the Rent due and to become due hereunder and for the performance of all the covenants, agreements, terms, provisions and conditions contained in this Sublease on the part of Subtenant to be performed.

          D. Proposed Assignment or Sublet. At least fifteen (15) days prior to any proposed assignment of all of the Sublease Premises or sub-subletting of all or, except in connection with the conduct of Subtenant's Business, any portion of the Sublease Premises, Subtenant shall submit a statement to Sublandlord (a "SUBTENANT STATEMENT") containing the following information: (i) the name and address of the proposed assignee or sub-Subtenant, (ii) the terms and conditions of the proposed assignment or sub-sublet, including, without limitation, the rent payable and the value of any improvements to the Sublease Premises for occupancy by such assignee or sub-Subtenant, (iii) the nature and character of the business of the proposed assignee or sub-Subtenant, and (iv) any other information that Sublandlord may reasonably request. If Sublandlord shall fail to notify Subtenant within ten (10) day of the Subtenant Statement of Sublandlord's consent or disapproval of the proposed assignment or sub-sublet

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pursuant to the Subtenant Statement, or if Sublandlord shall have consented to such assignment or subsublet, Sublandlord shall be deemed to have consented and Subtenant shall have the right to assign the Sublease or to sub-sublet such portion of the Sublease Premises on the same terms and conditions set forth in the Subtenant Statement, subject to the terms and conditions of this Sublease. If Subtenant shall not enter into such assignment or sub-sublease within sixty
(60) days after receipt of Sublandlord's consent or deemed consent thereto, then the provisions of this Paragraph 13D shall again be applicable to any proposed assignment or sub-subletting. If Subtenant shall enter into such assignment or sub-sublease within such sixty (60) day period, Subtenant shall deliver a true, complete and fully executed counterpart of all documents pertaining to such assignment or sub-sublease within five (5) days after the execution thereof.

          E. Rent Recapture Right. If Sublandlord shall give its consent to any assignment of this Sublease or, except in connection with the conduct of Subtenant's Business, to any sub-sublease, Subtenant shall in consideration therefor pay to Sublandlord as Additional Rent the following amounts after deduction by Subtenant of the actual expenses incurred by Subtenant in connection with such assignment or subletting including reasonable legal fees, brokerage commissions, any commercially reasonable rent abatement, unamortized cost to Subtenant of any furniture or furnishings sold to the assignee or Subtenant to the extent Subtenant paid for same out of its own pocket and costs of making alterations to the Sublease Premise as a condition thereto, as the case may be:

                        (i) In the case of an assignment of the Sublease, an amount equal to fifty (50%) percent of the sums and other considerations paid to Subtenant by the assignee for or by reason of such assignment (including, but not limited to, sums paid for the assignment of Subtenant's interest in any fixtures, leasehold improvements, equipment, furniture, furnishings or other personal property leased to Subtenant by Sublandlord pursuant to the terms of this Sublease, but expressly excluding the sale of any of Subtenant's fixtures, leasehold improvements, equipment, furniture, furnishings or other personal property paid for by Subtenant out of its own pocket); and

                        (ii) In the case of a sub-sublease, fifty (50%) percent of rents, additional charges or other consideration payable under the sub-sublease to Subtenant by the sub-subtenant during each month during the term of the sub-sublease which is in excess of the Base Rent and Additional Rent accruing during said months during the term of the sub-sublease in respect of the sub-subleased space pursuant to the terms hereof (including, but not limited to, sums paid for the sale or rental of Subtenant's interest in any fixtures, leasehold improvements, equipment, furniture, furnishings or other personal property leased to Subtenant by Sublandlord pursuant to the terms of this Sublease, but expressly excluding the sale or renting of any of Subtenant's fixtures, leasehold improvements, equipment, furniture, furnishings or other personal property paid for by Subtenant out of its own pocket);.

The sums payable under this Paragraph 13E shall be paid to Sublandlord as Additional Rent if, as and when paid to Subtenant by the assignee or sub-Subtenant.

             F. Permitted Assignments and Sublets. Notwithstanding anything to the contrary contained in this Paragraph 13, Subtenant may assign this Sublease to a successor to

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Subtenant by purchase, merger, consolidation or reorganization (an "Ownership
Change") or assign this Sublease or sublet all or a portion of the Sublease Premises to an Affiliate without the consent of Sublandlord, provided that all of the following conditions are satisfied (a "Permitted Transfer"): (a) Subtenant is not in Default; and (b) Subtenant shall give Sublandlord written notice at least 15 business days prior to the effective date of the Permitted Transfer. Subtenant's notice to Sublandlord shall include information and documentation evidencing the Permitted Transfer and showing that each of the above conditions has been satisfied. If requested by Sublandlord, Subtenant's successor shall sign a commercially reasonable form of assumption agreement. "Affiliate" shall mean an entity controlled by, controlling or under common control with Subtenant.

      14. BROKERS. Each of Sublandlord and Subtenant represents and warrants that it has neither consulted nor negotiated with any broker or finder with regard to the Sublease Premises or this Sublease other than Helmsley Spear and Colliers ABR (the "BROKERS"). Each of Sublandlord and Subtenant agrees to indemnify, defend and save the other harmless from and against any claims for fees and commissions (including reasonable attorneys' fees) from anyone claiming to have dealt with Sublandlord or Subtenant, as the case may be, other than the Brokers, in connection with the Sublease Premises or this Sublease. Sublandlord shall pay the commission due the Brokers in accordance with a separate agreement.

      15. NOTICES. All notices and demands shall be deemed given upon (i) transmission if by telecopy (with electronic confirmation of receipt) prior to 5:00 p.m. EST on any business, otherwise on the next following business day,
(ii) on the day of delivery if delivered personally, (iii) one day after depositing with a reputable overnight courier, or (iv) three (3) days after mailing if sent by certified mail, return receipt requested. All notices and demands to Sublandlord shall be deemed sufficiently given to Sublandlord in accordance with the first sentence of this Paragraph 15, when delivered to Sublandlord at the address set forth at the beginning of this Sublease, or at such other address as Sublandlord shall from time to time designate in a notice given hereunder to Subtenant. All notices and demands to Subtenant shall be deemed sufficiently given when delivered to Subtenant as set forth below or at such other address as Subtenant shall from time to time designate in a notice given hereunder to Sublandlord.

Address of Subtenant:        Harris Interactive Inc.
                             60 Corporate Woods
                             Rochester, New York 14623-1457
                             Attn: Bruce Newman, Chief
                             Financial Officer

With a copy to:              Harris Beach LLP
                             99 Garnsey Road
                             Pittsford, New York 14534
                             Attn: Gregory W.
                             Lane, Esq.

      16. QUIET ENJOYMENT. Upon payment by Subtenant of all rents herein provided, and upon observance and performance of all the covenants, terms and conditions on Subtenant's part to be observed or performed, Subtenant may peaceably and quietly hold and enjoy the

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Sublease Premises, for the term set forth herein, subject to the terms and conditions of this Sublease and of the Master Lease, without hindrance, ejection, molestation or interruption.

      17. SURRENDER.

          A. Removal of Improvements. All leasehold improvements installed in the Sublease Premises by Subtenant shall remain upon and be surrendered with the Sublease Premises unless Sublandlord, by notice to Subtenant not later than twenty (20) days prior to the termination of this Sublease, elects to have them removed by Subtenant. All such leasehold improvements which Sublandlord elects to have removed from the Sublease Premises by Subtenant shall be removed prior to the termination of this Sublease, at Subtenant's sole cost and expense.

          B. Condition on Surrender. Upon the expiration or sooner termination of the term of this Sublease, Subtenant shall vacate the Sublease Premises, and leave them in broom-clean condition and in good order and repair except for ordinary wear and tear. To the extent permitted by the Master Lease, Subtenant shall have the right, prior to the expiration or sooner termination of this Sublease, to remove, at Subtenant's cost and expense, any and all trade fixtures and other personal property of Subtenant. Any of Subtenant's personal property that remain in the Sublease Premises after the termination of this Sublease shall be deemed to have been abandoned and either may be retained by Sublandlord as its property or may be disposed of in such manner as Sublandlord may see fit. Any expenses incurred by Sublandlord in removing or disposing of Subtenant's personal property shall be reimbursed to Sublandlord by Subtenant within five
(5) business days after demand.

          C. Hold Over. Subtenant shall have no right to occupy the Sublease Premises or any portion thereof after the expiration of this Sublease or after the termination of this Sublease or Subtenant's right to possession in the event of Subtenant's default hereunder. If Subtenant remains in possession of the Sublease Premises or any part thereof beyond the Expiration Date or sooner termination of this Sublease, Sublandlord may exercise any and all remedies available to it at law or in equity to recover possession of the Sublease Premises and to recover the "Holdover Rent," and the "Holdover Expenses," both as defined herein. If Subtenant remains in possession of the Sublease Premises or any part thereof beyond the Expiration Date or sooner termination of this Sublease, such occupancy shall be a tenancy-at-sufferance and Subtenant shall pay, as minimum damages and not as a penalty, a monthly rental at a rate equal to the holdover rent payable by Sublandlord to Master Landlord under the Master Lease (the "HOLDOVER RENT"). In addition, Subtenant shall indemnify and hold Sublandlord harmless with respect to attorneys' fees and out-of-pocket expenses incurred by reason of or due to Subtenant's holding over (the "HOLDOVER EXPENSES"). The acceptance by Sublandlord of any lesser sum shall be construed as payment on account and not in satisfaction of damages for such holding over. No acceptance by Sublandlord of any rent during or for any period following the expiration or termination of this Sublease shall operate or be construed as an extension or renewal of this Sublease. Subtenant acknowledges that it is critical that Subtenant surrender the Sublease Premises on or before the Expiration Date in accordance with the terms of this Sublease. Subtenant expressly waives, for itself and for any person claiming through or under Subtenant, any rights that Subtenant or any such person may have under the provisions of Section 2201 of

                                                                  EXECUTION COPY

the New York Civil Practice Law and Rules and of any similar or successor law of same import then in force, in connection with any holdover proceedings that Sublandlord may institute to enforce the provisions of this Section 17.

      18. INSURANCE AND INDEMNIFICATION.

          A. Insurance Requirements. Subtenant shall procure, at Subtenant's sole cost and expense, and keep in effect from the date of this Sublease and at all times until the end of the Term the following:

             (1) Property / Business Interruption Insurance. Property/Business Interruption Insurance written on an All Risk or Special Perils form, with coverage for broad form water damage including sprinkler leakage, at replacement cost value and with a replacement cost endorsement covering all of Subtenant's business and trade fixtures, equipment, movable partitions, furniture, merchandise and other personal property within the Sublease Premises and any leasehold improvements performed by or for the benefit of Subtenant.

             (2) Liability Insurance. Combined Commercial General Liability and Excess Liability insurance covering bodily injury and property damage liability occurring in or about the Sublease Premises or arising out of the use and occupancy of the Sublease Premises, and any areas adjacent thereto, and the business operated by Subtenant or by any other occupant of the Sublease Premises. Such insurance shall include contractual liability coverage insuring all of Subtenant's indemnity obligations under this Sublease. Such coverage shall have a minimum combined single limit of liability of at least Five Million Dollars ($5,000,000.00), and a minimum general aggregate limit of Five Million Dollars ($5,000,000.00). All such policies shall be written to apply to all bodily injury (including death), property damage or loss, personal and advertising injury and other covered loss, however occasioned, occurring during the policy term, shall be endorsed to add Sublandlord and Master Landlord and any party holding an interest to which this Sublease may be subordinated as an additional insured, and shall provide that such coverage shall be "PRIMARY" and non-contributing with any insurance maintained by Sublandlord or Master Landlord, which shall be excess insurance only. Such coverage shall also contain endorsements including employees as additional insureds if not covered by Subtenant's Commercial General Liability Insurance. All such insurance shall provide for the severability of interests of insureds; and shall be written on an "OCCURRENCE" basis, which shall afford coverage for all claims based on acts, omissions, injury and damage, which occurred or arose (or the onset of which occurred or arose) in whole or in part during the policy period.

             (3) Workers' Compensation and Employers' Liability Insurance. Workers' Compensation Insurance as required by any Regulation, and Employers' Liability Insurance in amounts not less than Five Hundred Thousand Dollars ($500,000) each accident for bodily injury by accident; Five Hundred Thousand Dollars ($500,000) policy limit for bodily injury by disease; and Five Hundred Thousand Dollars ($500,000) each employee for bodily injury by disease.

             (4) Alterations Requirements. With respect to any Alterations to be performed by or on behalf of Subtenant, Subtenant shall deliver to Sublandlord, prior to

                                                                  EXECUTION COPY

commencing such Alterations (i) evidence satisfactory to Sublandlord that Subtenant carries "Builder's Risk" insurance covering construction of such Alterations in an amount and form approved by Sublandlord, (ii) such other insurance as Sublandlord shall nondiscriminatory require, and (iii) a lien and completion bond or other security in form and amount satisfactory to Sublandlord.

                  (5) General Insurance Requirements. All coverage described in this Paragraph 18 shall be endorsed to (i) provide Sublandlord with thirty (30) days' notice of cancellation or change in terms; and (ii) waive all rights of subrogation by the insurance carrier against Landlord. If at any time during the Term the amount or coverage of insurance which Tenant is required to carry under this Paragraph 18 is, in Sublandlord's reasonable judgment, materially less than the amount or type of insurance coverage typically carried by owners or tenants of properties located in the general area in which the Sublease Premises are located which are similar to and operated for similar purposes as the Sublease Premises or if Subtenant's use of the Sublease Premises should change with or without Sublandlord's consent, Sublandlord shall have the right to require Subtenant to increase the amount or change the types of insurance coverage required under this Paragraph 18. All insurance policies required to be carried by Subtenant under this Sublease shall be written by companies rated A X or better in "Best's Insurance Guide" and authorized to do business in the State of New York. Subtenant shall deliver to Sublandlord on or before the Term Commencement Date, and thereafter at least thirty (30) days before the expiration dates of the expired policies, a certificate(s) evidencing the same issued by the insurer hereunder; and, if Subtenant shall fail to procure such insurance, or to deliver such certificates, Sublandlord may, at Sublandlord's option and in addition to Sublandlord's other remedies in the event of a default by Subtenant hereunder, procure the same for the account of Subtenant, and the cost thereof shall be paid to Sublandlord as Additional Rent.

            B. Indemnity. Subtenant and Sublandlord shall indemnify and hold the other harmless from and against any and all damages, losses or expenses (including, without limitation, reasonable attorneys' fees) suffered by reason of the other's breach of or failure to comply with the provisions of this Sublease or Master Lease or arising from the negligent or improper use or occupancy by it, its agents, employees, licensees, successors or assigns, or any such condition created by it, its agents, employees, licensees, successors or assigns, or any such other negligent act or omission of it, its agents, employees, licensees, successors or assigns, in or about the Building. Whenever, pursuant to any of the provisions of the Master Lease incorporated herein, Subtenant is required to indemnify or defend Sublandlord, Subtenant shall be required also to indemnify or defend Master Landlord and such other persons as shall be entitled thereto under the Master Lease. In addition to the foregoing, Subtenant shall indemnify, defend and hold harmless Sublandlord from and against any loss, cost, damage, or expense (including reasonable attorneys' fees), or any claim therefor, arising out of (i) actions taken by Sublandlord at Subtenant's request, or (ii) any holding over by Subtenant in the Sublease Premises beyond the expiration or sooner termination of this Sublease, including any such liability with respect to the entire Master Lease arising solely as a result of such holding over by Subtenant.

            C. Evidence of Insurance. Whenever, pursuant to any provision of the Master Lease as incorporated herein, Subtenant is required to furnish insurance (or evidence thereof) to

                                                                  EXECUTION COPY

or for Sublandlord, Subtenant also shall be required to furnish such insurance to or for Master Landlord and such other persons as shall be entitled thereto under the Master Lease, provided that, in the case of any such other person not named in the Master Lease, Sublandlord shall have notified Subtenant thereof.

      19. SIGNAGE Sublandlord shall use best efforts to obtain Master Landlord's consent to the placement of a sign on the exterior of the Building, subject to and in accordance with the requirements of the Master Lease and applicable laws.

      20. TAXES. Subtenant shall be solely responsible for payment of any and all taxes imposed on Subtenant in connection with its occupancy of the Sublease Premises, if applicable; provided Sublandlord shall be responsible for any gross receipts tax attributable to its receipt of Rent hereunder.

      21. MISCELLANEOUS.

          A. Entire Agreement. This Sublease contains the entire agreement and understanding between the parties with respect to the subject matter hereof. There are no oral understandings, terms or other conditions, and neither party has relied upon any representation, express or implied, not contained in this Sublease. All prior understandings, terms, representations or conditions are deemed merged in this Sublease. This Sublease cannot be changed or supplemented orally but only by an agreement in writing signed by both parties hereto.

          B. Waiver of Jury Trial. Subtenant hereby waives trial by jury in any action, proceeding or counterclaim involving any matter whatsoever arising out of or in any way connected with this Sublease, the relationship of Sublandlord and Subtenant, Subtenant's use or occupancy of the Sublease Premises or involving the right to any statutory relief or remedy. Subtenant will not interpose any counterclaim of any nature in any summary proceeding brought by Sublandlord except for claims which would be deemed waived if not otherwise raised or interposed by the Subtenant.

          C. Governing Law. This Sublease shall be governed by the laws of the State of New York.

          D. Successors and Assigns. The covenants, terms, conditions, provisions and undertakings in this Sublease shall extend to and be binding upon the successors and permitted assigns of the respective parties hereto.

          E. Counterparts. This Sublease may be executed in any number of counterparts and by Sublandlord and Subtenant on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

                                                                  EXECUTION COPY

IN WITNESS WHEREOF, the parties hereto have caused this Sublease to be executed as of the day and year first above written.

                                    SUBLANDLORD:

                                    THE MCCALL PATTERN COMPANY


                                    By: /s/ John W. Kobiskie
                                       ------------------------------
                                    Name: John W. Kobiskie
                                    Title: Executive Vice President

                                    SUBTENANT:

                                    HARRIS INTERACTIVE, INC.
                                    By: /s/ Bruce Newman
                                       ------------------------------
                                    Name: Bruce Newman
                                    Title: Chief Financial Officer

                                                                  EXECUTION COPY

                                   EXHIBIT "A"

                                THE MASTER LEASE

                             LEASE MODIFICATION AND
                      PARTIAL SURRENDER OF LEASE AGREEMENT

      Agreement made this     day of January, 2000, between Earle W. Kazis
Associates, Inc. as agent for Spring and Americas Associates, a New York limited partnership and Ronald J. Mount and Earle W. Kazis, as Tenants in Common (hereinafter collectively referred to as "Landlord"), having a collective office at 161 Avenue of the Americas, New York, 10013, and Butterick Company, Inc., a Delaware corporation (hereinafter referred to as "Tenant"), having its place of business at 161 Avenue of the Americas, New York, NY 10013.

                                   WITNESSETH:

      WHEREAS, by lease dated August 16, 1988, (the "Lease") Landlord leased to Tenant certain premises consisting of the 5th, 6th, 7th, 8th and 12th floors and a portion of the 13th floor (collectively, the "Entire Premises") in the building known as 161 Avenue of the Americas (the "building"), as more particularly described in "Exhibit A" of the said Lease; and

      WHEREAS, by Lease Modification and Partial Surrender of Lease Agreement dated July 12, 1995, Tenant surrendered the Thirteenth (13th) floor portion of the Entire Premises; and

      WHEREAS, by Lease Modification and Partial Surrender of Lease Agreement dated May 24, 1996, Tenant surrendered the northerly side of the Fifth (5th) floor portion of the Entire Premises, consisting of 8,700 rentable square feet; and

      WHEREAS, by Lease Modification and Partial Surrender of Lease Agreement dated March 21, 1997, Tenant surrendered the southerly side of the Fifth (5th) floor portion of the Entire Premises, consisting of 9,750 rentable square feet; and

      WHEREAS, by Lease Extension and Modification Agreement dated September 26, 1997, Tenant surrendered the entire Eighth (8th) floor portion of the Entire Premises, consisting of 18,450 rentable square feet and simultaneously extended the term of the Lease for an additional twelve (12) years through April, 30, 2012; and

      WHEREAS, Tenant now desires to surrender a portion of the Entire Premises, consisting of the entire Twelfth (12th) floor thereof (the "Additional Surrender Premises"), which consists of 18,450 rentable square feet, and the Landlord is willing to accept such surrender, pursuant to the terms and conditions hereinafter set forth;

      NOW,THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, it is hereby agreed by the parties hereto as follows:

      1. Tenant shall, at its sole cost and expense, (1) remove from the Additional Surrender Premises all of its furnishings, equipment and personalty and (2) separate the electrical service of the Additional Surrender Premises from the balance of the Tenant's electrical service, such that the electrical service of the Additional Surrender Premises shall consist of 800 amps, serviced by its own submeter.

      2. Tenant agrees to perform the obligations listed in Paragraph 1 above, surrender possession of the Additional Surrender Premises to the Landlord, broom clean and in good condition, with the intent and purpose that the terms and provisions of the Lease, as to the Additional Surrender Premises, shall be wholly extinguished. In furtherance thereof, the Tenant gives, grants and surrenders unto the Landlord and its successors and assigns, the Additional Surrender Premises and all of its right, title and interest therein, TO HAVE AND TO HOLD unto the Landlord, its successors and assigns, for the remainder of the term of the Lease, and inclusive of all rights of renewal, extension or occupancy thereunder. The date on which all of the foregoing shall occur will be April 30, 2000 and will hereinafter be referred to as the "Effective Date".

                                      (1)

      3. The Landlord hereby accepts the surrender of the Additional Surrender Premises as of the Effective Date on the terms and conditions set forth herein.

      4. The Tenant warrants and covenants on behalf of itself and its successors and assigns that it has not done or suffered anything whereby the Additional Surrender Premises is now encumbered or burdened in any way whatsoever; that it is the tenant under the Lease; and that it has the full right, power and authority to enter into this Agreement. The foregoing warranties and covenants shall be construed so that each is also made on and as of the Effective Date.

      5. As of the Effective Date, the Landlord and the Tenant mutually release one another and their respective successors and assigns from any and all obligations thereafter arising as to the Additional Surrender Premises under the Lease, except those arising hereunder.

      6. Provided Tenant shall have duly and timely observed, fulfilled and performed its obligations hereunder, then, in that event as of the Effective Date, Tenant's annual rent, sometimes referred to as "base rent", shall be modified to be as follows:

      From May 1, 2000 to April 30, 2004:                  payable
                  mo.;

      From May 1,2004 to April 30, 2007:                   payable
                  mo.;

      From May 1, 2007 to April 30, 2010:                  payable
                  mo.;

      From May 1, 2010 to April 30, 2012:                  payable
                  mo.

Said base rent, as modified, shall be payable in advance without demand therefor on the first day of each month for the balance of the Lease term, in lawful money of the United States, together with, when due or demanded, such other sums as are payable in accordance with said Lease by the Tenant as additional rent.

      7. Provided Tenant shall have duly and timely observed, fulfilled and performed its obligations hereunder, then, in that event, commencing on the first day of the first calendar month immediately following the Effective Date, for purposes of calculating Tenant's "proportionate share", Article Thirty-Eighth in the said Lease is hereby modified and Tenant's new total square footage (comprising the entire sixth (6th) and seventh (7th) floors) is deemed
to be   square feet and Tenant's new proportionate share is deemed to be 12.96%.

      8. Provided that Tenant shall have duly and timely observed, fulfilled and performed its obligations hereunder, then in that event, Landlord shall provide a work allowance to Tenant in the amount of [ILLEGIBLE]. The said work allowance shall be paid by Landlord to Tenant as follows:

            a) [ILLEGIBLE] as an advance, upon execution of this Agreement by the parties hereto;

            b) [ILLEGIBLE] on the Effective Date as provided in this Agreement;

            c) Notwithstanding the fact of the receipt by Tenant of the One Hundred [ILLEGIBLE] advance payment of the work allowance from Landlord. Tenant shall only be entitled to the said payment if the Effective Date has occurred on or before May 31, 2000;

                                      (2)

            d) If the Effective Date has not occurred on or before the outside date, May 31, 2000, time being of the essence with respect to this date, then in that event, Tenant shall be deemed to be in material default under the terms of the Lease and Landlord shall have all of the rights and remedies with respect to the said default as are provided in the Lease with respect to a default by Tenant in the payment of fixed or additional rent with the time having expired to cure said default.

      9. Except as modified herein, the said Lease is in all respects ratified and confirmed.

      10. This Lease Modification and Partial Surrender of Lease Agreement shall become effective only when it has been signed by a duly authorized representative of both of the parties hereto and delivered, fully executed, by the Landlord to the Tenant, and Landlord must have a fully executed Lease Agreement with New York University for the Additional Surrender Premises.

      IN WITNESS WHEREOF, Earle W. Kazis Associates, Inc., as agent for Spring and Americas Associates a New York Limited Partnership, and Ronald J. Mount and Earle W. Kazis, as Tenants in Common, as Landlord and Butterick Company, Inc., as Tenant, have caused this instrument to be executed on the date first above written.

Witness as to Landlord:       LANDLORD
                              EARLE W. KAZIS ASSOCIATES, INC.
                              Agent for Spring and Americas Associates, a New York Limited Partnership,
                              Ronald J. Mount and Earle W. Kazis, as
                              Tenants in Common

[ILLEGIBLE]                   /s/ Charles Rosenbluth
---------------------------   ---------------------------
                              Charles Rosenbluth
                              Executive Vice President

Witness as to Tenant:         TENANT
                              BUTTERICK COMPANY, INC.

                             [ILLEGIBLE]
___________________________   ---------------------------
                              Name:
                              Title:

                                      (3)

                        LEASE EXTENSION AND MODIFICATION
                                    AGREEMENT

      Agreement made this 26th day of September 1997, between Earle W. Kazis Associates, Inc., as agent for Spring and Americas Associates, a New York limited partnership and Ronald J. Mount and Earle W. Kazis, as Tenants in Common (hereinafter collectively referred to as "Landlord"), having a collective office at 161 Avenue of the Americas, New York, 10013, and Butterick Company, Inc., a Delaware corporation (hereinafter referred to as "Tenant"), having its place of business at 161 Avenue of the Americas, New York, NY 10013.

                                   WITNESSETH:

      WHEREAS, by lease dated August 16, 1988, (the "Lease") Landlord leased to Tenant certain premises consisting of the 5th, 6th, 7th, 8th and 12th floors and a portion of the 13th floor (collectively, the "Entire Premises") in the building known as 161 Avenue of the Americas (the "building"), as more particularly described in "Exhibit A" of the said Lease; and

      WHEREAS, by Lease Modification and Partial Surrender of Lease Agreement dated July 12, 1995, Tenant surrendered the Thirteenth (13th) floor portion of the Entire Premises; and

      WHEREAS, by Lease Modification and Partial Surrender of Lease Agreement dated May 24,1996, Tenant surrendered the northerly side of the Fifth (5th) floor portion of the Entire Premises, consisting of 8,700 rentable square feet; and

      WHEREAS, by Lease Modification and Partial Surrender of Lease Agreement dated March 21,1997, Tenant surrendered the southerly side of the Fifth (5th) floor portion of the Entire Premises, consisting of 9,750 rentable square feet; and

      WHEREAS, Tenant now desires to surrender a portion of the Entire Premises, consisting of the entire Eighth (8th) floor thereof (the "Additional Surrender Premises"), which consists of 18,450 rentable square feet, and the Landlord is willing to accept such surrender, pursuant to the terms and conditions hereinafter set forth; and

      WHEREAS, Landlord and Tenant both desire to extend the term of the lease for an additional twelve (12) years;

      NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, it is hereby agreed by the parties hereto as follows:

      1. Tenant shall, at its sole cost and expense, remove from the Additional Surrender Premises all of its furnishings, fixtures and equipment, demolish the existing installation (and remove the debris resulting therefrom), leaving only building systems intact. Tenant shall arrange for the removal and disposal of any and all asbestos from the Additional Surrender Premises in accordance with all applicable laws, rules and regulations.

      2. Tenant agrees to perform the obligations listed in Paragraph 1 above, surrender possession of the Additional Surrender Premises to the Landlord, broom clean and in good condition, on or about December 31, 1997, with the intent and purpose that the terms and provisions of the Lease, as to the Additional Surrender Premises, shall be wholly extinguished. In furtherance thereof, the Tenant gives, grants and surrenders unto the Landlord and its successors and assigns, the Additional Surrender Premises and all of its right, title and interest therein, TO HAVE AND TO HOLD unto the Landlord, its successors and assigns, for the remainder of the term of the Lease, and inclusive of all rights of renewal, extension or occupancy thereunder. The date on which all of the foregoing occurs is hereinafter referred to as the "Effective Date".

      3. The Landlord hereby accepts the surrender of the Additional Surrender Premises as of the Effective Date on the terms and conditions set forth herein.

      4. The Tenant warrants and covenants on behalf of itself and its successors and assigns that it has not done or suffered anything whereby the Additional Surrender Premises is now encumbered or burdened in any way whatsoever; that it is the tenant under the Lease; and that it has the full right, power and authority to enter into this Agreement. The foregoing warranties and covenants shall be construed so that each is also made on and as of the Effective Date.

      5. As of the Effective Date, the Landlord and the Tenant mutually release one another and their respective successors and assigns from any and all obligations thereafter arising as to the Additional Surrender Premises under the Lease, except those arising hereunder.

      6. Provided Tenant shall have duly and timely observed, fulfilled and performed its obligations hereunder, then, in that event as of the Effective Date, Tenant's annual rent, sometimes referred to as "base rent", shall be modified to be as follows:

Said base rent, as modified, shall be payable in advance without demand therefor on the first day of each month for the balance of the Lease term, in lawful money of the United States, together with, when due or demanded, such other sums as are payable in accordance with said Lease by the Tenant as additional rent.

      7. Provided Tenant shall have duly and timely observed, fulfilled and performed its obligations hereunder, then, in that event, commencing on the first day of the first calendar month immediately following the, Effective Date, for purposes of calculating Tenant's "proportionate share", Article Thirty-Eighth in the said Lease is hereby modified and Tenant's new total square footage (comprising the entire sixth (6th), seventh (7th) and twelfth (12th)
floors) is deemed to be    square feet and Tenant's new proportionate share is
deemed to be 19.44%.

      8. Paragraph Eighteenth of the subject Lease is hereby modified at section 6, which appears in Rider No. 2 of the Lease, by adding the following sub-section: (h) Notwithstanding any provision to the contrary which may be contained in this Paragraph Eighteenth, in the case of an assignment or a subletting for which the Landlord's consent is required, then, in that event, within sixty (60) days of receipt by Landlord of the written notification as hereinabove required with respect thereto, the Landlord may notify Tenant of its determination to recapture that portion of Tenant's premises intended for assignment or subletting, with the concomitant pro rata reduction in Tenant's rent and proportionate share. Failure on the part of Landlord to notify Tenant of its determination within the said sixty (60) day period shall be deemed to be a waiver by Landlord of its right to recapture that portion of the Tenant's premises intended for assignment or subletting.

      9. Landlord agrees to provide a work allowance to Tenant in the amount of which Tenant agrees to spend on making improvements to its premises. Such work allowance shall be paid by Landlord to Tenant promptly after the following has occurred: (a) completion of all renovation work to the premises in accordance with Paragraph Fourth of the subject Lease, with copies of paid invoices delivered to Landlord; and (b) Tenant has completed all payments to the contractor(s) involved. In no event shall the said work allowance be paid by Landlord prior to the Effective Date of this Agreement.

      10. Except as modified herein, the said lease is in all respects ratified and confirmed.

      11. This Lease Extension and Modification Agreement shall become effective only when it has been signed by a duly authorized representative of both of the parties hereto and delivered, fully executed, by the Landlord to the Tenant.

      IN WITNESS WHEREOF, Earle W. Kazis Associates, Inc., as agent for Spring and Americas Associates a New York Limited Partnership, and Ronald J. Mount and Earle W. Kazis, as Tenants in Common, as Landlord and Butterick Company, Inc., as Tenant, have caused this instrument to be executed on the date first above written.

Witness as to Landlord:       LANDLORD
                              EARLE W. KAZIS ASSOCIATES, INC.
                              Agent for Spring and Americas Associates, a New York Limited Partnership,
                              Ronald J. Mount and Earle W. Kazis, as
                              Tenants in Common

[ILLEGIBLE]                   /s/ Charles Rosenbluth
---------------------------   ---------------------------
                              Charles Rosenbluth
                              Executive Vice President

Witness as to Tenant:         TENANT
                              BUTTERICK COMPANY, INC.

[ILLEGIBLE]                   [ILLEGIBLE]
---------------------------   ---------------------------
                              Name:
                              Title:
                              EXECUTIVE V.P.

                             LEASE MODIFICATION AND
                      PARTIAL SURRENDER OF LEASE AGREEMENT

      Agreement made this 21st day of March, 1997, between Earle W. Kazis Associates, Inc., as agent for Spring and Americas Associates, a New York limited partnership and Ronald J. Mount and Earle W. Kazis, as Tenants in Common (hereinafter collectively referred to as "Landlord"), having a collective office at 161 Avenue of the Americas, New York, 10013, and Butterick Company, Inc., a Delaware corporation (hereinafter referred to as "Tenant"), having its place of business at 161 Avenue of the Americas, New York, NY 10013.

                                   WITNESSETH:

      WHEREAS, by lease dated August 16, 1988, (the "Lease") Landlord leased to Tenant certain premises consisting of the 5th, 6th,7th, 8th and 12th floors and a portion of the 13th floor (collectively, the "Entire Premises") in the building known as 161 Avenue of the Americas (the "building"); as more particularly described in "Exhibit A" of the said Lease; and

      WHEREAS, by Lease Modification and Partial Surrender of Lease Agreement dated July 12, 1995, Tenant surrendered the Thirteenth (13th) floor portion of the Entire Premises; and

      WHEREAS, by Lease Modification and Partial Surrender of Lease Agreement dated May 24,1996, Tenant surrendered the northerly side of the Fifth (5th) floor portion of the Entire Premises, consisting of 8,700 rentable square feet; and

      WHEREAS, Tenant now desires to surrender a portion of the Entire Premises, consisting of the balance of the 5th floor thereof (the "Premises"), which consists of 9,750 rentable square feet, as more particularly described on "Exhibit A" attached hereto and made a part hereof, and the Landlord is willing to accept such surrender, pursuant to the terms and conditions hereinafter set forth;

      NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, it is hereby agreed by the parties hereto as follows:

      1. Tenant shall, at its sole cost and expense, be responsible and arrange for:

            (a) the demolition of the existing installation and the removal of the debris resulting therefrom, leaving only building systems intact. Tenant shall be responsible and arrange for all such demolition and debris removal to be done in accordance with any and all applicable governmental laws and regulations.

            (b) the separation of the electrical service of the Premises from the balance of the Butterick Co.'s electric service such that the electric service for the Premises shall consist of 400 amps, serviced by its own submeter.

            (c) the demolition of the internal staircase between the Tenant's fifth (5th) floor Premises and sixth (6th) floor portion of the Entire Premises Tenant shall also be responsible and arrange for the restoration of the concrete floor and ceiling areas which shall be required as a result of the demolition of the said internal staircase.

      2. Tenant agrees to perform the obligations listed in Paragraph 1 above, surrender possession of the Premises to the Landlord, broom clean and in good condition, with the intent and purpose that the terms and provisions of the Lease, as to the Premises, shall be wholly extinguished. In furtherance thereof, the Tenant gives, grants and surrenders unto the Landlord and its successors and assigns, the Premises and all of its right, title and interest therein, TO HAVE AND TO HOLD unto the Landlord, its successors and assigns, for the remainder of the term of the Lease, and inclusive of all rights of renewal, extension or occupancy thereunder. The date on which all of the foregoing occurs is hereinafter referred to as the "Effective Date".

Date on the terms and conditions set forth herein.

      4. The tenant warrants and covenants on behalf of itself and its successors and assigns that it has not done or suffered anything whereby the Premises is now encumbered or burdened in any way whatsoever, that it is the tenant under the Lease; and that it has the full right, power and authority to enter into this agreement. The foregoing warranties and covenants shall be construed so that each is also made on and as of the Effective Date.

      5. Effective on the Effective Date, the Landlord and the Tenant mutually release one another and their respective successors and assigns from any and all obligations as to the Premises arising under the Lease (except those arising hereunder) from and after the Effective Date.

      6. Provided Tenant shall have duly and timely observed, fulfilled and performed its obligations hereunder, then, in that event, as of, Tenant's annual rent, sometimes referred to as "base rent", shall be modified to be as follows:

Said base rent, as modified, shall be payable in advance without demand therefor on the first day of each month for the balance of the lease term, in lawful money of the United States, together with, when due or demanded, such other sums as are payable in accordance with said lease by the Tenant as additional rent.

      7. Provided Tenant shall have duly and timely observed, fulfilled and performed its obligations hereunder, then, in that event, commencing July 1, 1997, for purposes of calculating Tenant's "proportionate share", Article Thirty-Eighth in the said Lease is hereby modified and Tenant's new total square footage is deemed to be [ILLEGIBLE] and Tenant's new proportionate share is deemed to be 25.92%

      8. Except as modified herein, the said lease is in all respects ratified and confirmed.

      9. This Lease Modification and Partial Surrender of Lease Agreement shall become . effective only when it has been signed by a duly authorized representative of both of the parties hereto and delivered, fully executed, by the Landlord to the Tenant.

      IN WITNESS WHEREOF, Earle W. Kazis Associates, Inc., as agent for Spring a Americas Associates and Ronald J. Mount and Earle W. Kazis, as Tenants in Common as Landlord and Butterick Company, Inc., as Tenant, have caused this instrument to executed on the date first above written.

Witness as to Landlord:       LANDLORD
                              EARLE W. KAZIS ASSOCIATES, INC.
                              Agent for Spring and Americas
                              Associates, Ronald J. Mount and
                              Earle W. Kazis, as Tenants in Common

/s/ [ILLEGIBLE]               /s/ Charles Rosenbluth
---------------------------   ---------------------------
                              Charles Rosenbluth
                              Executive Vice President

Witness as to Tenant:         TENANT
                              Butterick Company, Inc.

/s/ [ILLEGIBLE]               /s/ [ILLEGIBLE]
---------------------------   ---------------------------
                              Name:
                              Title:

                             LEASE MODIFICATION AND
                      PARTIAL SURRENDER OF LEASE AGREEMENT

      Agreement made this 24 day of May, 1996, between Earle W. Kazis Associates, as agent for Spring and Americas Associates, a New York limited partnership and [ILLEGIBLE] J. Mount and Earle W. Kazis, as Tenants in Common (hereinafter collectively referred as "Landlord"), having a collective office at 161 Avenue of the Americas, New York, 10 and Butterick Company, Inc., a Delaware corporation (hereinafter referred to as ("Tenant") having its place of business at 161 Avenue of the Americas, New York, NY 10013.

                                   WITNESSETH:

      WHEREAS, by lease dated August 16, 1988, (the "Lease") Landlord lease Tenant certain premises consisting of the 5th, 6th, 7th, 8th and 12th floors and a [ILLEGIBLE] of the 13th floor (collectively, the "Entire Premises") in the building known as 161 [ILLEGIBLE] of the Americas (the "building"), as more particularly described in "Exhibit A" of the [ILLEGIBLE] Lease; and

      WHEREAS, by Lease Modification and Partial Surrender of Lease Agreement [ILLEGIBLE] July 12, 1995, Tenant surrendered the (13th) floor portion of the Entire Premises; and [ILLEGIBLE]

      WHEREAS, Tenant now desires to surrender a portion of the Entire [ILLEGIBLE] consisting of the northerly portion of the 5th floor thereof (the "Premises"), as [ILLEGIBLE] particularly described on "Exhibit B" attached hereto and made a part hereof, and [ILLEGIBLE] Landlord is willing to accept such surrender, pursuant to the terms and condition hereinafter set forth;

      NOW, THEREFORE, for good and valuable consideration, the receipt of which hereby acknowledged, it is hereby agreed by the parties hereto as follows:

      1. Tenant agrees to surrender possession of the premises to the Landlord, [ILLEGIBLE] clean and in good condition within ten (10) days, time In respect thereof being of [ILLEGIBLE] essence, from the full execution of this Lease Modification and Partial Surrender of Lease Agreement.

      2. Tenant agrees, within thirty (30) days, time in respect thereof being of the essence, from the full execution of this Lease Modification and Partial Surrender of Lease Agreement, at its sole cost and expense to:

            (a) be responsible and arrange for the construction of a fire-rated demising wall to separate that portion of Tenant's 5th floor Premises which Tenant shall yacate pursuant to this Agreement, from that southerly portion of the 5th floor Premises which shall remain part of Tenant's Entire Premises. Said demising wall to be built according to New York City Building Code extending from floor to ceiling and providing a minimum of 1 hour rating and acoustically insulated with a minimum of 2 1/2" acoustical butts; and

            (b) be responsible and arrange for the separation of electrical service on the 5th floor such that the existing electric service shall be divided into two (2) 400 amp services. One of said 400 amp services shall be made available, ready to accept a submeter, for the northerly portion of the 5th floor Premises which Tenant desires to surrender. The second of the said 400 amp services shall service the southerly portion of the 5th floor Premises which shall remain part of Tenant's Entire Premises and Tenant's electrical consumption therefrom shall be measured by Tenant's submeter; and

      Tenant agrees to perform the obligations listed in Paragraph 1 and Paragraph 2 (a&b) above, with the intent and purpose that the terms and provisions of the Lease, as to the Premises, shall be wholly extinguished. In furtherance thereof, the Tenant gives, grants and surrenders unto the Landlord and its successors and assigns, the Premises and all of its right, title and interest therein, TO HAVE AND TO HOLD unto the Landlord, its successors and assions for the remainder of the term of the lease [ILLEGIBLE].


                                  [ILLEGIBLE]
                      PARTIAL SURRENDER OF LEASE AGREEMENT

[ILLEGIBLE]
                                   WITNESSETH:

[ILLEGIBLE]

[ILLEGIBLE]

[ILLEGIBLE]

      NOW, THEREFORE, for good and valuable consideration, the receipt of which hereby acknowledged, it is hereby agreed by the parties hereto as follows:

[ILLEGIBLE]

[ILLEGIBLE]

[ILLEGIBLE]

[ILLEGIBLE]

[ILLEGIBLE]
all rights renewal, extension or occupancy thereafter. The date on which all of the foregoing [ILLEGIBLE] is hereinafter referred to as the "Effective Date".

      2. In consideration of the obligations and expenses to be borne by Landlord arising under this Agreement, Tenant agrees to pay to Landlord the sum of, as follows: 28.69% of the said amount, i.e.,
                                                                            upon
execution hereof; 15.55% of said amount,
                              thirty (30) days from execution, 15.55% sixty (60)
days from execution; 13.33% of said amount, i.e., on March 1, 1997, 13,33% on March 1, 1998, and 13.33% on March 1, 1999.

      3. Tenant hereby represents and warrants that the air-conditioning system now servicing the northerly portion of the 5th floor is in good working order. Landlord and Tenant covenant and agree that they shall share the costs of any repairs or replacement to the said air-conditioning system other than those which are covered by a standard maintenance service contract, on a 50%-50% basis, for the period commencing on the Effective Date hereof, through April 30, 2000.

      4. The Landlord hereby accepts the Surrender of the Premises as of the Effective Date on the terms and conditions set forth herein.

      5. The Tenant warrants and covenants on behalf of itself and its successors and assigns that it has not done or suffered anything whereby the Premises is now encumbered or burdened in any way whatsoever; that it is the tenant under the Lease; and that it has the full right, power and authority to enter into this Agreement. The foregoing warranties and covenants shall be construed so that each is also made on and as of the Effective Date.

      6. Effective on the Effective Date, the Landlord and the Tenant mutually release one another and their respective successors and assigns from any and all obligations as to the Premises arising under the Lease (except those arising hereunder) from and after the Effective Date.

      7.Provided Tenant shall have duly and timely observed, fulfilled and performed its obligations hereunder, as of December 1,1996, Tenant's annual rent, sometimes referred to as "base rent", shall be modified to be as follows:

Said base rent, as modified, shall be payable in advance without demand therefor on the first day of each month for the balance of the lease term, in lawful money of the United States, together with, when due or demanded, such other sums as are payable in accordance with said lease by the Tenant as additional rent.

      8.Provided Tenant shall have duly and timely observed, fulfilled and performed its obligations hereunder, then, in that event, commencing December 1, 1996, for purposes of calculating Tenant's "proportionate share", Article Thirty-Eighth in the said Lease is hereby modified and Tenant's new total square footage is deemed to be and Tenant's new proportionate share is deemed to be 29.34%

      9.Except as modified herein, the said lease is in all respects ratified and confirmed.

      10. This Lease Modification and Partial Surrender of Lease Agreement shall become effective only when it has been signed by a duly authorized representative of both of the parties hereto and delivered, fully executed, by the Landlord to the Tenant.

      IN WITNESS WHEREOF, Earle W. Kazis Associates, Inc., as agent for Spring and Americas Associates and Ronald J. Mount and Earle W. Kazis, as Tenants in Common, as Landlord and Butterick Company, Inc., as Tenant, have caused this instrument to be executed on the date first above written.

Witness as to Landlord:       LANDLORD
                              EARLE W. KAZIS ASSOCIATES, INC.
                              Agent for Spring and Americas
                              Associates, Ronald J. Mount and
                              Earle W, Kazis, as Tenants in Common

/s/ [ILLEGIBLE]               /s/ Charles Rosenbluth
---------------------------   ---------------------------
[ILLEGIBLE]                   Charles Rosenbluth
                              Executive Vice President

Witness as to Tenant:         TENANT
                              Butterick Company, Inc.

/s/ [ILLEGIBLE]               /s/ William A. Fischer
---------------------------   ---------------------------
                              Name:      William A. Fischer
                              Signature:
                              Title:     Sr. V. P., Admin

                             LEASE MODIFICATION AND
                      PARTIAL SURRENDER OF LEASE AGREEMENT

      Agreement made this 12th day of July, 1995, between Earle W. Kazis Associates, inc., as agent for Spring and Americas Associates, a New York limited partnership and Ronald J. Mount and Earle W. Kazis, as Tenants in Common (hereinafter collectively referred to as the "Landlord"), having a collective office at 161 Avenue of the Americas, New York, NY 10013, and Butterick Company, Inc., a Delaware corporation (hereinafter referred to as the "Tenant"), having its place of business at 161 Avenue of the Americas, New York, NY 10013.

                                   WITNESSETH:

      WHEREAS, by lease dated August 16, 1988, (the "Lease") Landlord leased to Tenant certain premises consisting of the 5th, 6th, 7th, 8th and 12th floors and a portion of the 13th floor (collectively, the "Entire Premises") in the building known as 161 Avenue of the Americas (the "building"), as more particularly described in "Exhibit A" of the said Lease; and

      WHEREAS, Tenant desires to surrender a portion of the Entire Premises, consisting of the portion of the 13th floor thereof (the "Premises"), as more particularly described on page 6 of "Exhibit A" of the Lease, and the Landlord is willing to accept such surrender, pursuant to the terms and conditions hereinafter set forth;

      NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, it is hereby agreed by the parties hereto as follows:

      1. Tenant shall be responsible and arrange for the demolition of the existing installation and the removal of the debris resulting therefrom, leaving only building systems intact. Tenant shall be responsible and arrange for all such demolition and debris removal to be done in accordance with any and all applicable governmental laws and regulations.

      2. By August 15, 1995, time in respect thereof being of the essence, the Tenant agrees to surrender possession of the Premises to the Landlord, broom clean and in good condition, with the intent and purpose that the terms and provisions of the Lease, as to the Premises, shall be wholly extinguished. In furtherance thereof, the Tenant gives, grants and surrenders unto the Landlord and its successors and assigns, the Premises and all of its right, title and interest therein, TO HAVE AND TO HOLD unto the Landlord, its successors and assigns, for the remainder of the term of the Lease, and inclusive of all rights of renewal, extension or occupancy thereunder. The date on which all of the foregoing occurs is hereinafter referred to as the "Effective Date".

      3. The Landlord hereby accepts the Surrender of the Premises as of the Effective Date on the terms and conditions set forth herein.

      4. The Tenant warrants and covenants on behalf of itself and its successors and assigns that it has not done or suffered anything whereby the Premises is now encumbered or burdened in any way whatsoever; that it is the tenant under the Lease; and that it has the full right, power and authority to enter into this Agreement. The foregoing warranties and covenants shall be construed so that each is also made on and as of the Effective Date.

      5. Effective on the Effective Date, the Landlord and the Tenant mutually release one another and their respective successors and assigns from any and all obligations as to the Premises arising

      6. Provided Tenant shall have duly and timely observed, fulfilled and performed its obligations hereunder, as of January 1, 1996, Tenant's annual rent, sometimes referred to as "base rent", shall be modified to be as follows:

Said base rent, as modified, shall be payable in advance without demand therefor on the first day of each month for the balance of the lease term, in lawful money of the United States, together with, when due or demanded, such other sums as are payable in accordance with said lease by the Tenant as additional rent.

      7. Provided Tenant shall have duly and timely observed, fulfilled and performed its obligations hereunder, then, in that event, commencing January 1, 1996, for purposes of calculating Tenant's "proportionate share", Article Thirty-Eighth in the said Lease is herby modified and Tenant's new total square footage is deemed to be and Tenant's new proportionate share is deemed to be 32.40%

      8. Except as modified herein, the said lease is in all respects ratified and confirmed.

      9. This Lease Modification and Partial Surrender of Lease Agreement shall become effective only when it has been signed by a duly authorized representative of both of the parties hereto and delivered,fully executed, by the Landlord to the Tenant.

      IN WITNESS WHEREOF, Earle W. Kazis Associates, Inc., as agent for Spring and Americas Associates and Ronald J; Mount and Earle W. Kazis, as Tenants in Common, as Landlord and Butterick Company, Inc:, as Tenant, have caused this instrument to be executed on the date first above written.

Witness as to Landlord        LANDLORD
                              EARLE W. KAZIS ASSOCIATES, INC.
                              Agent for Spring and Americas
                              Associates, Ronald J. Mount and
                              Earle W, Kazis, as Tenants in
                              Common

/s/ [ILLEGIBLE]               /s/ Charles Rosenbluth
---------------------------   ---------------------------
                              Charles Rosenbluth
                              Executive Vice President

Witness as to Tenant:         TENANT
                              Butterick Company, Inc.

/s/ [ILLEGIBLE]               /s/ William A. Fischer
---------------------------   ---------------------------
                              William A. Fischer
                              Senior vice President
                              and Secretary

                THIS LEASE made as of the /6 day of August, 1988

                between Earle W. Kazis Associates, Inc., as Agent for Spring and America Associates, a New York limited partnership, and Ronald
                J. Mount and Earle W. Kazis (hereinafter collectively referred to as the "Landlord")[ILLEGIBLE] having a collective office at 161 Avenue of the Americas, New York, New York 10013, and Butterick Company, Inc., a Delaware corporation, (hereinafter referred to as the "Tenant"), having its place of business at 161 Avenue of the Americas, New York, New York 10013.

                                  WITNESSETH:

                     WHEREAS, by lease dated April 3, 1969, the Rector,
                Churchwardens and Vestrymen of Trinity Church ("Trinity") leased to American Can Company ("Can") certain premises consisting of the entire 7th, 8th, llth, 12th, and 13th floors and a portion of the 9th floor in the building known as 161 Avenue of the Americas (the "building"); and

                     WHEREAS, by lease dated October 19, 1970, Trinity leased to
                Can certain premises consisting of the entire 5th floor of the building; and

                     WHEREAS, by lease dated March 5, 1971, Trinity leased to
                Can certain premises consisting of the entire 6th floor of the building; and

                     WHEREAS, by letter agreement dated December 26, 1973, all
                of the above leases (hereinafter collectively the "Current Leases"), and others, were amended and modified so as to extend the term of the Current Leases to and including April 30, 1990 and to increase the aggregate rent payable under the Current Leases for all of the above-described premises (hereinafter collectively the "Leased Premises"); and

                     WHEREAS, by agreement dated March 4, 1974 by and between
                Trinity and Ronald J. Mount and Earle W. Kazis ("Mount and Kazis") the lessor's interest in the Current Leases was assigned by Trinity to Mount and Kazis; and

                     WHEREAS, subsequently, Spring and America Associates
                acquired a portion of the interest of Mount and Kazis in the Current Leases and became Landlord thereunder with Mount and Kazis; and

                     WHEREAS, by assignment dated as of July 7, 1983, Can
                assigned to Tenant, all of its right, title and interest as lessee under the Current Leases; and

                     WHEREAS, by assignment dated as of July 7, 1983, Tenant
                further assigned to BCI Holdings, Inc. ("BCI"), a Delaware Corporation all of its right, title and interest as lessee under the Current Leases; and

                     WHEREAS, by partial surrender of Lease dated January 30,
                1985 between Landlord and BCI, the llth floor of the building was surrendered by BCI and accepted by Landlord, effective January 31, 1985; and

                     WHEREAS, on or about April 11, 1985, BCI was merged with
                and into Tenant;

                    NOW, THEREFORE, in consideration of the mutual convenants
               hereinafter set forth, the parties hereto do hereby agree as follows:

GRANT               That that Landlord hereby lets and leases to the Tenant, and
PREMISES the Tenant hereby takes and hires from the Landlord, the following described space: the entire 5th, 6th, 7th, 8th and 12th floors in the building, as well as a portion of the 13th floor, all as shown on Exhibit A attached hereto and made a part hereof (all of the foregoing space hereinafter collectively referred to as the "premises") with the privilege to the Tenant of using (subject to such rules and regulations as the Landlord shall from time to time prescribe) the necessary entrances and appurtenances to the premises, reserving to the Landlord all other portions of the building not herein specifically demised, for a term to
TERM commence on the first day of May 1990, at noon, Eastern Time, and to expire on the thirtieth day of April 2000, at noon, Eastern Time (or until such term shall sooner cease and expire or be terminated as hereafter provided), at an annual rental (sometimes referred to as the "base rent") equal to the aggregate of, on an annualized basis as of April, 1990 (the last full month of the term of each of the current Leases), (a) 85.08% of the sum of the base rent payable pursuant to the granting clause preceding Section FIRST of each of the Current Leases, (b) 85.08% of the sum of the additional rent, so- called, payable pursuant to Section THIRTY-EIGHTH and THIRTY-NINTH of each of the current
               Leases, and (c)    (monthly). In addition to any other provision
               in this lease for an increase in "base rent", commencing in the
               Sixth (6th) lease year base rent shall be increased by     per
               annum. In no event shall base rent be less than [ILLEGIBLE] (annually) during the first five lease years and no less than (annually) during the second five lease years. When the base rent has been determined in accordance with the preceding sentence, Landlord shall prepare and Landlord and Tenant shall sign and deliver an agreement, in writing, confirming such base rent, as a supplement to this Lease. The failure to sign and deliver such supplement shall not effect the Landlord's right to the base rent or the amount thereof required to be paid pursuant to the preceding sentence. Any dispute with regard to this determination shall be resolved by arbitration as provided in this Lease but pending such resolutions Tenant shall pay the disputed base rent, subject to Landlord's obligation to reimburse any excess amount as determined by such arbitration.

ADDITIONAL     Base rent shall be payable in advance without demand therefor, on
RENT           the first day of each month during said term, in lawful money of the United States. Tenant shall also pay, when due or demanded, such items as shall be provided hereafter are payable by the Tenant as additional rent. Should the Tenant at the commencement of the term of this Lease be in default in the payment of rent
               (base or additional) to the Landlord pursuant to the terms of any prior lease with the Landlord, or with a predecessor in interest of the Landlord, the Landlord may at its option and without notice thereof to the Tenant, add the amount of such arrears to any monthly installments of base rent due under this Lease.

                                      (1A)
                           The next page will be (1B)

COVENANTS                  THE ABOVE LETTING IS UPON THE FOLLOWING COVENANTS AND
AND            CONDITIONS, each and every one of which the Tenant covenants and
CONDITIONS     agrees with the Landlord to keep and perform, and the Tenant agrees that the covenants herein contained on the part of the Tenant to be performed, shall be deemed conditional limitations, as well as covenants and conditions:

                                      (1B)

    The prior page is 1B

USE               FIRST: The Tenant shall use the premises only for
              manufacturing, storage and shipping of patterns and the publishing and allied businesses conducted by the Tenant's Butterick Division; and receiving materials in connection with the operation of the business conducted through such division and for such other purposes as may be lawful and consistent with the other provisions of this lease. ________________

RENT              SECOND: The Tenant shall pay the rent and additional rent as provided in this lease.

REPAIRS           THIRD: (a) The Tenant shall take good care of the premises
MACHINERY     and the fixtures, appurtenances, equipment and facilities therein
CLEANING      and shall make, as and when needed, all repairs in and about the
AND           premises required to keep them in good order and condition which
WASTE         repairs shall be equal in quality to the original work.
              Provided that the tenant shall not be required to make structural or exterior repairs or repairs to the portions of the plumbing, heating and electrical systems of the building which are not located within the premises except as required by one or more of the occurrence described in clauses (i) through (iv) below and provided further that the Tenant shall not be required to repair conditions at the premises or relating to the fixtures and facilities wherein which are neither the result of any of the causes described in clauses (i) through (iv) below nor the result of the failure on the Tenant's part to take good care of the premises and such equipment and facilities and which result from ordinary wear, tear and obsolescence. Which rich repairs shall be equal in quality to the original work. Should the Tenant fail to repair any condition in or about the premises or the fixtures, appurtenances, equipment and facilities therein which is of such a nature that its neglect would result in damage or danger to the building, its fixtures, appurtenances, facilities and equipment, or to its occupants (of which nature the Landlord shall be the judge) or, in the case of repairs of any other nature, should the Tenant have failed to make the required repairs or to have begun, in good faith, the work necessary to make them within five days after notice from the Landlord of the condition requiring repair, the Landlord may, in either such case, immediately enter the premises and make the required repairs at the expense, of the Tenant. The Landlord may make, at the expense of the Tenant, any repairs to the building or to its fixtures, appurtenances, facilities or equipment, whether of a structural or any other nature, which are required by reason of damage or injury due (i) to the negligence or the improper acts of the Tenant or its employees, agents, licensees or visitors; (ii) to the moving, into or out of the building, of property being delivered to or taken from the premises;(iii) to the installation, repair or removal of the property of the Tenant in the premises; or (iv) to the faulty operation of any machinery, equipment, or facility installed in the premises by or for the Tenant. The Tenant will pay the cost of any repairs made by the Landlord pursuant to this paragraph upon presentation of bills therefor, or the Landlord may, at its option, add such amounts to any installment or installments of rent due under this lease and collect the same as additional rent.
              The liability of the Tenant under this paragraph Third shall survive the expiration or other termination of this lease.

MACHINERY         (b) If the Tenant shall install or maintain machinery or
              manufacturing equipment of any description in the premises, the operation of which produces noise or vibration which is transmitted beyond the premises and the Landlord deems it necessary that the noise or vibration of such machinery or equipment be diminished, eliminated, prevented or confined to the premises, the Landlord may give written notice to the Tenant, requiring that the Tenant provide and install rubber or other approved settings for absorbing, preventing or decreasing the noise or vibration of such machinery or equipment within fifteen days. The judgment of the Landlord of the necessity of such installation shall be conclusive, and the installation shall be made in such manner and of such material as the Landlord may direct. Should the Tenant fail to comply with such request within fifteen days, the Landlord may do the work necessary to absorb, prevent or decrease the noise or vibration of such machinery or equipment and the Tenant will pay to the landlord the cost of such work upon demand or such cost may, at the option of the Landlord, be added to any installment or installments of rent under this lease and shall be payable by the Tenant as additional rent.

CLEANING          (c) The premises shall be kept clean and in order by the
AND           Tenant, at the Tenant's expense, and to the satisfaction of the
WASTE         Landlord. The Tenant shall, at its own expense, clean the interior and exterior surfaces of the windows at such times as the windows become dirty to a degree which, in the judgment of the Landlord, adversely affects the appearance of the building or the premises.
              Such window cleaning shall be done in a manner which complies with the requirements of this lease and all applicable laws and regulations. The Tenant shall, at its own expense, remove from the building any and all rubbish, refuse and waste originating in the premises of the Tenant or cause the same to be removed. The removal of such refuse, rubbish and waste shall be subject to such rules and regulations as to time and manner of removal as, in the judgment of the Landlord, are necessary for the proper operation of the building. In the event that the Tenant shall fail to clean the windows or remove its refuse rubbish and waste, such cleaning or removal may be done by the Landlord, and the Tenant shall pay to the Landlord the cost of the cleaning of the windows or the removal of any of the Tenant's refuse, rubbish and waste from the building. Bills for the same shall be rendered by the Landlord to the Tenant at such times as the Landlord may elect and shall be due and payable when rendered, and the amount of such bills shall be deemed to be, and be paid as, additional rent. Should the Landlord clean the windows or remove the rubbish of the Tenant and of other tenants, the cost of such cleaning or removal shall be apportioned as between the Tenant and such other tenants respectively on the basis of the number of windows or the respective approximate quantities of such rubbish and waste as the case may be. The Landlord's apportionment of such respective quantities shall be conclusive on the parties.

ALTERATIONS       FOURTH: (a) The Tenant shall not make any alteration(other
AND           than painting or wall covering)decoration, addition or
FIXTURES      improvement in or upon the premises, nor incur any expense therefor, without having first obtained the written consent of the Landlord therefor [ILLEGIBLE] Whenever any alterations, decorations, additions or improvements of the premises are made by the Tenant, the Tenant shall not, knowingly, employ or permit to be employed therein any labor which will cause strikes or labor troubles with other employees in the building employed by the Landlord or its contractors. All alterations, decorations, additions or improvements shall be made and installed in a good and workmanlike manner and shall comply with all requirements, by law, regulation or rule, of the Federal, State and City Governments and all subdivisions and agencies thereof, and with the requirements of the New York Fire Insurance Exchange, New York Board of Fire Underwriters and all other bodies exercising similar functions, and shall conform to any particular requirements of the Landlord expressed in its consent for the making of any such alterations, decorations, additions, and improvements. Any such work once begun shall be completed with all reasonable dispatch, but shall be done at such time and in such manner as not to interfere with the occupancy of any other tenant or the progress of any work being performed by or on account of the Landlord.

                  (b) All alterations, decorations,(other than painting and wall coverings) additions or improvements, which may be made or installed by either of the parties hereto in or upon the premises (whether made during or prior to the term of this lease or during the term of any prior lease of the premises made between the Landlord and the Tenant), except the furniture, trade fixtures, stock in trade, and like personal property of the Tenant, shall be conclusively deemed to be part of the freehold and the property of the Landlord, and shall remain upon the premises, and, upon the expiration or any termination of the term of this lease, shall be surrendered therewith as a part thereof, unless the Landlord shall, prior to the expiration or termination of the term, notify the Tenant that any or all of such alterations, decorations, additions or improvements shall be removed, in which event, the Tenant shall remove the same in accord with the Landlord's notice at its own cost and expense at or prior to the expiration or termination of the term. The Tenant, at or prior to the expiration or any termination of the term of this lease shall, at its own expense, remove all its furniture, trade fixtures, stock in trade and like personal property. The Tenant shall restore and repair, at its own cost and expense, any damage or disfigurement of the premises occasioned by any such removals or remaining after such removals, so as to leave the premises in good order and condition or, the Landlord at its option, may do such restoration and repair and the Tenant will pay the cost thereof upon demand. If any furniture, trade fixtures, stock in trade or other personal property of the Tenant shall not be removed at the expiration or any termination of this lease, the Landlord, at the Landlord's option, may treat the same as having been irrevocably abandoned, in which the Tenant shall have no further right, title or interest therein and the Landlord may remove the same from the premises, disposing of them in any way which the Landlord sees fit to do, and the Tenant shall, on demand, pay to the Landlord the expense incurred by the Landlord for the removal thereof, as well as the cost of any restoration of the premises above provided. The Tenant's obligations under this subdivision (b) of this paragraph Fourth shall survive the expiration of this lease.

                  (c) The Landlord may at any time during the term of this
              lease, change the arrangement or location of the entrances or passageways, doors and doorways, and the corridors, elevators, stairs, toilets or other parts of the building used by the public or in common by the Tenant and other tenants (including, without limitation, the conversion of elevators from a manually operated to an automatic self-service basis) and may alter the facilities, fixtures, appurtenances and equipment of the building as it may deem the same advisable, or as it may be required so to do by any governmental authority, law, rule or regulation. The Landlord may, after reasonable notice, change the name, street number or designation by which the building is commonly known.

COMPLIANCE         FIFTH: The Tenant shall promptly comply, at the Tenant's own
WITH          expense, with all laws, ordinances, regulations and requirements
GOVERNMENTAL  of the City, State and Federal Government, and all subdivisions
RULES AND     and agencies thereof, and of the New York Fire Insurance Exchange,
REGULATIONS   the New York Board of Fire Underwriters, and of any fire insurance rating organization, and of all other departments, bureaus, officials, boards and commissions with regard to the premises, or the use thereof by the Tenant, and (if the premises are situated on the ground floor) the sidewalks adjoining the same in so far as such compliance is made necessary by the Tenant's use of the sidewalks. The Tenant shall not be required to make any structural or other alterations of the premises which may be required by any such law, ordinance or regulation or requirement, unless the requirements of such law, ordinance or regulation are applicable to the premises by reason of the nature of the Tenant's use of the sidewalks. The Tenant will not permit the maintenance of any nuisance upon the premises or permit its employees, licensees or visitors to do any illegal act therein, or in and about the building after notice thereof from the Landlord. If any such law, ordinance, regulation or requirement shall not be promptly complied with by the Tenant, then the Landlord may, at its option, enter upon the premises to comply therewith, and should any fine or penalty be imposed for failure to comply therewith or by reason of any such illegal act, the Tenant agrees that the Landlord may, at its option, pay such fine or penalty, which the Tenant agrees to repay to the Landlord, with interest from the date of payment, as additional rent.

COMPLIANCE        SIXTH: The Tenant and the Tenant's employees, and any other
WITH          persons subject to the control of the Tenant, shall well and
LANDLORD'S    faithfully observe all the rules and regulations annexed hereto,
RULES         and also any and all reasonable rules and regulations affecting the premises, the building or the equipment, appurtenances, facilities and services thereof, hereafter promulgated by the Landlord. The Landlord may at any time, and from time to time, prescribe and regulate the placing of safes, machinery, quantities of merchandise and other things, and regulate which elevator and entrance shall be used by the Tenant's employees, and for the Tenant's shipping; and may make such other and further rules and regulations as in its judgment may, from time to time, be needed or desirable for the safety, care or cleanliness of the building and for the preservation of good order therein.

              LANDLORD'S ACCESS TO THE PREMISES

                  NINTH: (a) The Tenant shall, without in any way affecting the
              Tenant's obligations hereunder, and without constituting any eviction, permit the Landlord and its agents; (i) at all reasonable hours, to enter the premises and have access thereto, for the purpose of inspecting or examining them and to show them to other persons; and (ii) to enter the premises to make repairs and alterations, and to do any work on the premises and any work in connection with excavation or construction on any adjoining premises or property (including, but not limited to, the shoring up of the building) and to take in any of the foregoing instances, any space needed therefor. The Tenant shall permit the Landlord to erect and maintain ducts, pipes and conduits in and through the premises. [ILLEGIBLE]

                  (b) In the event that the premises shall, in the Landlord's judgment, become substantially vacated before the expiration of this lease, or in the event the Tenant shall be removed by summary proceedings, or in the event that, during the last month of the term, the Tenant shall have removed all or substantially all of the Tenant's property therefrom, the Landlord may immediately enter into and upon said premises for the purpose of decorating, renovating or otherwise preparing same for a new tenant, without thereby causing any abatement of rent or liability on the Landlord's part for other compensation, and such acts shall have no effect upon this lease.

                  (c) If the Tenant or an officer or authorized employee of the
              Tenant shall not be personally present to open and permit an entry into said premises, at any time, when for any reason an entry therein shall be necessary or permissible hereunder, the Landlord or the Landlord's agents, may enter the same by a master key, or may forcibly enter the same without rendering the Landlord or such agents liable therefor (if during such entry the Landlord shall accord reasonable care to the Tenant's property) and without in any manner affecting the obligations and covenants of this lease, and in no event shall any such entry by the Landlord or its agents be deemed an acceptance of a surrender of this lease, either expressed or implied, nor a waiver by the Landlord of any covenant of this lease on the part of the Tenant to be performed.

              ELECTRIC CURRENT: LIVE STEAM

                  TENTH: (a) If electric current be supplied by the Landlord, the Tenant covenants and agrees to purchase the Tenant's requirements thereof for lighting and power purposes at the premises from the Landlord or the Landlord's designated agent, on the terms and at the rates set by the Landlord, such rates not to exceed the rates specified from time to time during the term of this lease in the service classification under which the Landlord purchases electric current from the public utility corporation serving the part of the city where the building is located. Where more than one meter measures the service of the Tenant in the building, the service rendered through each meter may be computed and billed separately in accord with the rates herein provided for. No current shall be furnished until the equipment of the Tenant has been approved by the proper authorities, and after such approval, no changes shall be made in such equipment without the written consent of the Landlord. The Tenant shall pay, upon demand, the bills for electric current furnished and the use of meters; the Landlord and its agent reserving the right, without releasing the Tenant from any liability, and without constituting any eviction, and without any liability on the Landlord's part, to cut off such electric current after five days' notice for non-payment of any such bill or bills. The Tenant shall comply with such rules, regulations and contract provisions as are customarily prescribed by public service corporations supplying such services, for consumption similar to that of the Tenant.

                  (b) The Landlord may discontinue the supply of electric
              current under subdivision (a) at any time on sixty (60) days' notice to the Tenant without being liable to the Tenant therefor or without in any way affecting this lease or the liability of the Tenant hereunder or causing the diminution of rent, and the same shall not be deemed to be a lessening or diminution of services within the meaning of any law, rule, or regulation now or hereafter enacted, promulgated, or issued. Should the Landlord give such notice of discontinuance, the Tenant shall make the Tenant's own arrangements to receive such service direct from such public utility corporation serving the building and the Landlord shall permit the Landlord's wires, conduits and meters, to the extent to which they are safely available for such use and to the extent to which they may be so used under any applicable governmental regulations or the regulations of such public utility, to be used for the purpose. Should any additional or other wiring, conduits, meters or any other or different distribution equipment be required in order to permit the Tenant to receive such service directly from the public utility, the same will be installed, as the Landlord shall elect, either by the Landlord, at the sole cost and expense of the Tenant, or by the Tenant at the Tenant's sole cost and expense. In the case of central distribution equipment which is used in connection with the distribution or metering

                                  [ILLEGIBLE]

                                  [ILLEGIBLE]

                                  [ILLEGIBLE]

                                  CONDEMNATION

If only a part of the premises is taken and the remainder of the premises shall be sufficient in area to be economically useable by the Tenant, then this lease will remain in force with respect to such remainder and the rent, beginning on the date in which possession of the portion of the premises which is taken, is taken or assumed by the condemning authority, shall be abated in proportion as if the premises were partly damaged by fire.

                                  [ILLEGIBLE]

                                  [ILLEGIBLE]

                                 SUBORDINATION

                                  [ILLEGIBLE]

                  of current supplied to the Tenant and other tenants of the building, and which installed under governmental regulations or the regulations of such utility, the [ILLEGIBLE] thereof will be prorated among the several tenants, serviced through the [ILLEGIBLE] proportion which their average consumption of electric current over the next [ILLEGIBLE] less than six months' duration hears to the total consumption of electric current during such period, and the tenant shall pay to the landlord the tenant's share of [ILLEGIBLE], apportioned as above, within five (5) days following receipt of a statement [ILLEGIBLE] distribution equipment and the manner in which the cost has been allocated to the [ILLEGIBLE] supply of electric current by the Landlord be discontinued, but not as a result election to discontinue the supply of current, then the Tenant shall, at the Tenant all wiring, metering and distribution facilities; which are required in order to [ILLEGIBLE] purchase the Tenant's requirements for electric current for the premises from [ILLEGIBLE] discontinue the use of the Landlord's electric wires, cables, meters and distribute such facilities installed by the Tenant shall be installed in a workmanlike way [ILLEGIBLE] applicable governmental regulations and the regulations of the public utility. The [ILLEGIBLE] any such case permit any pipe-chases or channels available in the building to be [ILLEGIBLE] for the Tenant's cables and conduits, to the extent that the same may be available used for the purpose.

                        (c) The Landlord shall not in any way be liable or
                  responsible to the [ILLEGIBLE] or damage or expense which the Tenant may sustain or incur if either the [ILLEGIBLE] electric service is changed or is no longer available or suitable for the Tenant's [ILLEGIBLE] shall the Landlord be in any way responsible for any interruption of service [ILLEGIBLE] repairs, malfunction of electrical equipment or any other cause relating to electricity is beyond the Landlord's reasonable control.

                        (d) If there be any facilities for the supply of live
                  steam in the building, [ILLEGIBLE] supplied to the Tenant only if separate agreements are made therefor and pursuant [ILLEGIBLE]. In the event that such separate agreements shall be made, the appropriate paragraph Tenth shall be applicable thereto.

CONDEMNATION            ELEVENTH : If the premises shall be taken or [ILLEGIBLE]
                  or quasi public use, this lease and the term hereby granted shall terminate on the [ILLEGIBLE] sign of the premises or such part shall be actually taken for such public or quasi [ILLEGIBLE] If only a part of the premises, is taken and the remainder of the premises shall be sufflolent in area to be economically useable by the Tenant, then this lease will remain in force with respect to such remainder and the rent beginning on the date in which possession of the portion of the premises which is taken, is taken or assumed by the con-demning authority, shall be abated in proportion as if the premises were partly damaged by fire. Other part of the building shall be so taken, and such taking shall, in the judgment [ILLEGIBLE] make the operation of the building impractical, unprofitable or uneconomical (even [ILLEGIBLE] the premises be taken), the Landlord may, at its option, give to the Tenant, at [ILLEGIBLE] vesting of title and prior to the actual taking of possession, thirty (30) days' [ILLEGIBLE] to terminate this lease, and upon the date designated in such notice, this [ILLEGIBLE] hereby granted shall terminate. In no event shall any condemnation award be [ILLEGIBLE] the Tenant hereby assigns to the Landlord all right and claim to any part of such[ILLEGIBLE] rent, and all other sums payable by the Tenant, shall be apportioned as of the [ILLEGIBLE] termination of this lease, provided, however, that the Tenant shall be [ILLEGIBLE] and to claim on its behalf for the taking or the destruction, if any,[ILLEGIBLE] its trade fixtures.

MECHANICS LIENS         TWELFTH : The Tenant will not permit, during the term
                  hereby granted, [ILLEGIBLE] other lien or order for payment of work, labor, services, or materials furnished or [ILLEGIBLE] attach to or affect the premises or any portion thereof, and agrees that no such [ILLEGIBLE] under any circumstances attach to or affect the fee, leasehold or other estate of [ILLEGIBLE] in, or the building. The Tenant's obligation to keep the premises in repair, and [ILLEGIBLE] alterations therein, if any, shall not be construed as the consent of the Landlord [ILLEGIBLE] of any such work, labor or materials within the meaning of any present or future is hereby given that the Tenant has no power, authority or right to do any act or [ILLEGIBLE] tract which may create, or be the foundation for, any lien upon the fee or [ILLEGIBLE] Landlord in the premises or upon the land or buildings of which they are a part [ILLEGIBLE] ments now erected or hereafter to be erected upon the premises or the land or build premises are a part; and if any such mechanic's or other lien or order shall be premises or the land or building of which the premises are a part, the Tenant (10) days thereafter, discharge said lien or order by payment, deposit or by bond [ILLEGIBLE] proceeding according to law. If the Tenant shall fail to take such action, or shall lien or order to be discharged within ten (10) days after the filing thereof, the [ILLEGIBLE] the amount of such lien or discharge the same by deposit or by bond or in any [ILLEGIBLE] [ILLEGIBLE] to law, and pay any judgment recovered in any action to establish or [ILLEGIBLE] order, and any amount so paid, together with the expenses incurred by the [ILLEGIBLE] all attorneys' fees and disbursements incurred in any defense of any such action, [ILLEGIBLE] proceeding, shall be deemed additional rent.

SUBORDINATION           THIRTEENTH : This lease, and all the rights of the
                  Tenant hereunder, [ILLEGIBLE] subject and subordinate to any and all mortgages now or hereafter liens either in [ILLEGIBLE] on the building, or the land on which it stands, and also to any and all other [ILLEGIBLE] other lands or lands and buildings, which may now or hereafter be consolidated gage or mortgages upon the building and the land on which it stands or which [ILLEGIBLE] dated and spread to cover the building and such land and any such other lands or land and any extension, renewal or modification of any such mortgages, and to any [ILLEGIBLE] leases on record, or hereafter to be recorded, against the building or the land on which [ILLEGIBLE] any extensions, renewals or modifications thereof. The Tenant hereby constitutes [ILLEGIBLE] appoints the Landlord the Tenant's attorney in fact to execute any instrument or dencing such subordination for and on behalf of the Tenant.

                                  [ILLEGIBLE]

[ILLEGIBLE]             [ILLEGIBLE]: The tenant shall immediately discontinue
OF                any use of the [ILLEGIBLE] which may, at any time be claimed
OCCUPANCY         or declared by the City or State of New York [ILLEGIBLE]
                  mental authority to be in violation of or contrary to the certificate of occupancy or by reason of which any attempt may be made to penalize the Landlord or [ILLEGIBLE] to secure any certificate of occupancy other than the one, if any, now issued [ILLEGIBLE]

VAULTS                  FIFTEENTH : Notwithstanding anything herein contained,
                  or shown on [ILLEGIBLE] [ILLEGIBLE] hereto attached, to the contrary, if any vault space forms a part of the [ILLEGIBLE] the same, or any part or portion of the herein, demised premises is not within the [ILLEGIBLE] the building or premises, and if the use of the said space shall hereafter be [ILLEGIBLE] by exercise of any governmental authority, the Tenant shall have no claim whatever [ILLEGIBLE] lord for the loss of such space, by any abatement of the rent, or otherwise, an covenant of quiet enjoyment hereinafter contained, shall not be deemed to apply [ILLEGIBLE] The Landlord makes no representation as to the location of the property line of[ILLEGIBLE] Tenant shall reimburse the Landlord for the vault charge or tax, if any, imposed [ILLEGIBLE] New York with respect of any such vault space.

LIQUORS

FIRE AND                SEVENTEENTH : (a) If the premises shall be damaged by
FIRE INSURANCE    fire, the Tenant [ILLEGIBLE] thereof to the Landlord, and said damage shall be repaired by the Landlord, [ILLEGIBLE]
                  expense, with all reasonable speed, making due allowance for paragraph SEVEN-  delay due to labor [ILLEGIBLE] ment of loss and other causes
TEENTH (a)        beyond the control of the Landlord, and the Tenant [ILLEGIBLE]
continued         resonable way, faciliate the making of such repairs, and the
[ILLEGIBLE]       rent shall be [ILLEGIBLE] period as the premises shall have
No. 2,            been rendered wholly untenantable and in [ILLEGIBLE] premises
attached hereto   are rendered partially untenantable, the rent shall be abated
and [ILLEGIBLE]   during [ILLEGIBLE] proportion which the area of the premises
part of lease.    which is rendered untenantable bears [ILLEGIBLE] whole
                  premises, but no damage to the premises or the building by fire, or other [ILLEGIBLE] extensive; shall terminate this lease, or give the Tenant the right to quit and [ILLEGIBLE] or impair any obligation of the Tenant, hereunder, except with respect to the [ILLEGIBLE] with respect thereto to the extent above provided) unless the same be so extensive [ILLEGIBLE] shall, within sixty (60) days, after the date when such fire occurs, elect to [ILLEGIBLE] the building, in which event
                  (even though the premises shall be then tenantable and [ILLEGIBLE] Tenant) the Landlord may give to the Tenant thirty
                  (30) days' notice of intention [ILLEGIBLE] lease, and upon the date designated in such notice, the term hereby granted shall [ILLEGIBLE] rent shall be apportioned as of the date of such fire or as of such later date as the [ILLEGIBLE] surrender possession.

                        (b) The Tenant shall conduct its business and use the
                  premises in such [ILLEGIBLE] make and keep the rate of insurance upon the entire building as low as such rate [ILLEGIBLE] kept, and the Tenant shall install and maintain all its furniture, fixtures, [ILLEGIBLE] materials in such a manner as to accomplish the foregoing purposes. The Tenant [ILLEGIBLE] to permit any act to be done or anything brought into or kept upon the premises [ILLEGIBLE] or avoid the insurer's liability under any contract of fire insurance on the building [ILLEGIBLE]. Should the fire insurance rate on the building be increased beyond the present rate, [ILLEGIBLE] Tenant's occupancy or character of its business, or the Tenant's failure to comply [ILLEGIBLE] hereof, the Tenant agrees to pay to the Landlord, on demand, the additional cost of [ILLEGIBLE] or, at the option of the Landlord, the same may be added to any installment of rent [ILLEGIBLE] as additional rent. The schedule of the makeup of a rate issued by an authorized [ILLEGIBLE] tion shall be conclusive evidence of the facts therein stated and of the items in the [ILLEGIBLE] to the premises.

CHANGE IN               EIGHTEENTH : The use to be made of the premises by the
USE OF PREMISES,  Tenant as [ILLEGIBLE] the identity of the Tenant being among
SUBLETT1NG AND    the inducements to the making of this lease, [ILLEGIBLE] not,
ASSIGNMENT        without having first obtained the Landlord's written consent, paragraph EIGHT- use the [ILLEGIBLE] thereof, or permit the same to be used, EENTH continued, for any purpose other than that above [ILLEGIBLE] assign or
NO. 2. attached   transfer this lease or any interest therein, or mortgage or hero- [ILLEGIBLE] encumber the [ILLEGIBLE] the same to be assigned, transferred, and made part of or encumbered by operation of law, or [ILLEGIBLE] or any part
lease.            thereof, or permit the same to be occupied by anyone other than the [ILLEGIBLE] Tenant's employees. No such consent shall be deemed to permit any act except [ILLEGIBLE] specifically refers or to waive or to render unnecessary any subsequent consent to [ILLEGIBLE] to relieve the Tenant or any mesne assignee from any obligation under this lease [ILLEGIBLE] signee, by accepting an assignment, shall be conclusively deemed to have [ILLEGIBLE] all obligations already accrued or to accrue thereunder and further to have agreed [ILLEGIBLE] perform all of the Tenant's covenants herein contained. If the Tenant shall, at [ILLEGIBLE] default in the payment of rent, the Landlord shall have the right to collect rent from [ILLEGIBLE] under-tenant, or occupant, and credit the same to the account of the Tenant; and [ILLEGIBLE] shall constitute a waiver of the foregoing covenant or constitute the [ILLEGIBLE] other than the Tenant as tenant, or shall otherwise release, impair, or otherwise [ILLEGIBLE] tion of the Tenant under this lease.

WAIVER AND SURRENDER; REMEDIES CUMULATIVE

      NINETEENTH : No consent or waiver of any provision hereof or acceptance of any surrender shall be implied from any act or forbearance by the Landlord. No agreement purporting to accept a surrender of this lease, or to modify, alter, amend or waive any term or provision thereof, shall have any effect or validity whatever, unless the same shall be in writing, and executed by the Landlord and by the Tenant, and be duly delivered, nor shall the delivery of any keys to anyone have any legal effect, any rule or provision of law to the contrary notwithstanding. Any consent, waiver or acceptance of surrender, in writing, and properly executed and delivered as aforesaid, shall be limited to the special instance for which it is given, and no superintendent or employee, other than an officer of the Landlord or of its managing agent, and no renting representative shall have any authority to accept a surrender of the premises, or to make any agreement or modification of this lease, or any of the terms and provisions hereof. No provision of any lease made by the Landlord to any other tenant of the building shall be taken into consideration in any manner whatever in determining the rights of the Tenant herein. No payment by the Tenant or receipt by the Landlord of a lesser amount than the monthly rent herein stipulated shall be deemed to be other than on account of the stipulated rent, nor shall any endorsement on any check, nor any letter accompanying any such payment of rent be deemed an accord and satisfaction (unless an agreement to accept a lesser amount be signed by the Landlord), but the Landlord may accept such payment without prejudice to the Landlord's full right to recover the balance of such rent and to institute summary proceedings therefor. The receipt by the Landlord of any rent, or additional rent or of any other sum of money which may be payable under this lease, or of any portion thereof, shall not be deemed a waiver of the right of the Landlord to enforce the payment of any sum of any kind previously due or which may thereafter become due under this lease, or of the right to forfeit this lease by such remedies as may be appropriate, or to terminate this lease or to exercise any of the rights and remedies reserved to the Landlord hereunder, and the failure Of the Landlord to enforce any covenant or condition (although the Tenant shall have repeatedly or continuously broken the same without objection from the Landlord) shall not estop the Landlord at any time from taking any action with respect to such breach which may be authorized by this lease, or by law, or from enforcing said covenant or any other covenant or condition on the occasion of any subsequent breach or default. In the event of any continuing or threatened breach by the Tenant, the Landlord shall have the right of injunction. The various rights, remedies, powers and elections of the Landlord, as provided in this lease or created by law, are cumulative, and none of them shall be deemed to be exclusive of the others, or of such other rights, remedies, powers or elections as are now or may hereafter be conferred upon the Landlord by law.

REPRESENTATIONS AS TO PREMISES, CERTIFICATE OF OCCUPANCY AND USE

      TWENTIETH : The Tenant represents to the Landlord that the Tenant has made, or caused to be made, a careful inspection of the premises and that the Tenant has made an examination of the certificate of occupancy of the building and that the area and present condition of the premises are in all respects satisfactory to the Tenant, except (if at all) as may herein otherwise be expressly stated in the memorandum of repairs or decorations to be done by the Landlord attached to this lease, and that the Tenant has determined that the use of the premises, as set forth in this lease, is consistent with the uses permitted under the certificate of occupancy. The Tenant acknowledges that no representations or promises have been made by the Landlord or the Landlord's agents with respect to the premises or the building or the certificate of occupancy thereof, except as in this lease set forth. The statements contained in this lease regarding the use of the premises by the Tenant shall not be deemed a representation or warranty by the Landlord that such use is lawful or permitted by the certificate of occupancy of the building.

LIMITATION OF LANDLORD'S LIABILITY

      TWENTY-FIRST: (a) The Tenant shall make no claim upon the Landlord for abatement of rent, constructive eviction, rescission, or otherwise, and the Landlord shall be exempt from all liability, except for injuries to the
Tenant's person or property which are due to the negligence of the Landlord, its agents, servants or employees in the management of the premises or the real property of which the demised premises are a part, for or on account of any annoyance, inconvenience, interference with business, or other damage, caused by: (i) any interruption, malfunction or curtailment of the operation of the elevator service, heating plant, sprinkler system, gas, water, sewer or steam supply, plumbing, machinery, electric equipment or other appurtenances, facilities, equipment and conveniences in the building, whether such interruption, malfunction or curtailment be due to breakdowns, or repairs, or strikes or inability to obtain electricity, fuel or water due to any such cause or any other cause beyond the Landlord's control; (ii) any work of repair, alteration or replacement done by or on behalf of the Landlord or the Tenant, pursuant to the provisions of this lease; (iii) any water, rain, snow, steam, gas, electricity or other element, which may enter, flow from or into the premises or any part of the building, or any noise or vibration audible in, or transmitted to the premises : (iv) any vermin; (v) any falling paint, plaster or cement; (vi) any interference with light or with other easements or incorporeal hereditaments; (vii) any latent defect or deterioration in the building or the appurtenances thereof, whether or not the Landlord shall have been notified of any condition allegedly causing same; (viii) any zoning ordinance or other acts of governmental or public authority now or hereafter in force; and (ix) any act or omission of any other occupant of the building or other person temporarily therein. The Tenant will not hold the Landlord liable for any loss or theft of, or damage to, any property in the herein demised premises done or caused by any employee, servant, or agent of the Landlord who is invited into the premises by the Tenant, nor for the loss, damage or theft of any property stored or left in the basement or in any other part of the building, or left with any employee of the Landlord, notwithstanding such theft, loss or damage may occur through carelessness or negligence of the Landlord's employees; and the Tenant agrees that any employee in entering the premises at the invitation of the Tenant or accepting custody of property shall be then deemed agent of the Tenant or other person at whose instance he may be acting, and not agent of the Landlord. Employees are not permitted to receive or accept packages or property for account of Tenants. Storerooms or storage space for personal property (if provided) are provided gratuitously by the Landlord, and the use of same shall be at the Tenant's risk and the Tenant will not hold the Landlord liable for any loss of or damage to person or property therein or thereby. Nothing in this lease contained shall impose any obligation upon the Landlord with respect to any real property other than this building, whether said other real property be owned by the Landlord or otherwise, or shall in any way limit the Landlord's right to build upon or otherwise use said other real property in such manner as the Landlord may see fit. The Tenant shall make no claim upon the Landlord for abatement of rent, constructive eviction or rescission, and the Landlord shall have no liability by reason of the Landlord's failure to enforce the provisions of the lease to any other tenant against such other tenant.

                  (h) Any right and authority reserved by and granted to the
            Landlord under this lease, to [ILLEGIBLE] upon and make repairs in the premises shall not be taken as obligating the Landlord to inspect and I repair the premises and the Landlord hereby assumes no responsibility or liability for the can inspection, maintenance, supervision, alteration or repair of the premises.

INDEMNITY         TWENTY-SECOND: The Tenant hereby indemnifies and agrees
BY TENANT   forever to save harmless the Landlord against any and all
            liabilities, penalties, claims, damages, expenses (including attorney and counsel fees) or judgments, arising from injury to person or property of any kind, occasions wholly or in part by any act or acts, omission or omissions of the Tenant, or of the employees, customers, agents, assigns or under-tenants of the Tenant, or based on any matter or thing growing out of the Tenant's use or occupation of the premises or any part of the building.

NOTICES           TWENTY-THIRD: Any notice which is to be given by either party to the other pursuant this lease shall be in writing and shall be given as follows: (a) If such notice is to be given by the Landlord to the Tenant, such notice may be given personally or by registered mail in the following manner: (i) notice may be given personally, by delivering the same to the Tenant or, if the Tenant be a corporation or partnership, to any officer of such corporation or member of the partnership, at the premises or at any other place; or (ii) notice may also be given personally at the premises by delivering the same to the Tenant or any officer or partner of the Tenant, or to [ILLEGIBLE] regular employee of the Tenant; or (iii) notice may also be given by registered* mail by deposition the notice, enclosed in an envelope addressed to the Tenant at its address given in this lease or at the premises, in any United States Post Office, postage and registry* fees prepaid; (b) If such notice is to be given by the Tenant to the Landlord, the notice shall be given by registered* mail, by [ILLEGIBLE] positing the notice, enclosed in an envelope, addressed to the Landlord at 99 Park Ave. New York, N. Y., or at such other place as the Landlord shall hereafter designate in writing, in [ILLEGIBLE] United States Post Office, postage and registry* fees prepaid. Any notice shall be deemed to have been given on the date when the same is delivered as above provided or, if given by mail, on the date when it is deposited as above provided in the United States Post Office.

                                  *or certified

DISOLVENCY        TWENTY-FOURTH: If, at any time after the execution and
            delivery of this lease, the Tenant shall be adjudicated a bankrupt, or if the Tenant shall make any assignment for the benefit [ILLEGIBLE] creditors, or attempt to take the benefit of any insolvency law, or if a petition or answer to reorganization Tenant shall be approved by any court or judge, or if a petition or answer for a composition or extension shall be filed by the Tenant, or if a receiver or trustee shall be appointed for the Tenant's property, or if the Tenant's interest in this lease shall be attached or levied upon the shall devolve upon or pass to any party other than the Tenant (whether such event occur prior to subsequent to the commencement of the term or Tenant's entry into possession) such event shall be conclusively deemed a default hereunder, and the Landlord shall have the right to terminate this lease in the manner hereinafter provided, as if such event were a breach by the Tenant of the covenants of this lease. In the event of such termination, the Tenant or any person claiming under, by or through the Tenant, by virtue of any [ILLEGIBLE] or of an order of any court, shall not be entitled to possession or to remain in possession of the demised premises but shall forthwill quit and surrender same. Exclusive of and in addition to any other rights or remedies the Landlord may have through any other portion or provision of this lease or by virtue of any rule of [ILLEGIBLE] or statute, said Landlord may keep and retain, as liquidated damages, any rent, security, deposit or other moneys or consideration received by the Landlord from the Tenant, or others on behalf [ILLEGIBLE] the Tenant. Also, in the event of termination of this lease as aforesaid, the Landlord shall be entitled, as and for liquidated damages from the Tenant for breach of the unexpired term of the lease, to an amount equal to the difference between the rental value of the remainder of the tenant at the time of termination and the actual rent reserved, both discounted to present worth at the rate of four percent (4%) per annum. If it any time within a reasonable period following the date of the termination of the lease, as a foresaid, the premises should be re-rented by the Landlord the rent realised by any re-letting shall be deemed [ILLEGIBLE] to be the rental value. In the event of the occurrence of any of the above-mentioned events of default occasioned solely through the invocation by the Tenant or by third Parties of the laws of the State of New York, judicial [ILLEGIBLE] statutory, as distinguished from the invocation of Federal laws relating to bankruptcy, reorganization, or otherwise, the Landlord, in addition to the foregoing, may accelerate the full amount [ILLEGIBLE] reserved for the remainder of the lease, and the same shall forthwith become due and payable to the Landlord. Nothing herein, provided shall be deemed to percent or restrict the Landlord from proving and receiving as liquidated damages herein the maximum permitted by any rule [ILLEGIBLE] law or statute prevailing when such damages are to be proved, whether they be greater or less than those referred to above.


                                  [ILLEGIBLE]

REMEDIES OF THE LANDLORD ON DEFAULT PERFORMANCE BY THE LANDLORD

      TWENTY-FIFTH: (a) If the Tenant shall default in the full and due performance of any covenant of this lease, the Landlord shall have the right, upon five (5) days' notice to the Tenant (unless a shorter period of notice or provision for the performance of such work without notice is elsewhere established), to perform the same for the account of the Tenant, and in such event all workmen employed by the Landlord shall be deemed the agents of the Tenant, and any reasonable payment made, and expense incurred, by the Landlord in this connection, shall forthwith become due and payable by the Tenant to the Landlord. If the Landlord is compelled to incur any expenses, including reasonable attorneys' fees in instituting, prosecuting or defending any action or proceeding instituted by reason of any default of the Tenant hereunder, the sum or sums so paid by the Landlord with all interest,costs and damages, shall be deemed immediately due to the Landlord upon demand. Any and all sums payable by the Tenant to the Landlord shall bear interest at the rate of six per centum (6%) per annum from the due date to the date of actual payment, and any and all such sums (except the rent hereinabove expressly reserved) shall be deemed to be additional rent for the period prior to such due date, and the Landlord shall have the same remedies for default in the payment of such additional rent as for default in the payment of the rent expressly reserved.

PERFORMANCE BY THE LANDLORD NOT AN EXCLUSIVE REMEDY

      (b) In the event that under the provisions of this lease the Landlord shall have the privilege of performing any covenant in respect of which the Tenant may be in default and of recovering the expenses so involved from the Tenant as additional rent or otherwise, such remedy shall not be the exclusive remedy of the Landlord but the Landlord may, at its option, treat such default as a breach of a substantial obligation of this lease and shall have all the other remedies in respect thereof provided in this or any other paragraph of this lease.

DISPOSSESS TERMINATION OF LEASE

      (c) If the Tenant shall violate or default in the full and due performance of any covenant, provision or condition of this lease including the covenant to pay the rent or any additional rent), or any covenant, provision or condition of any other lease under which the Tenant is a tenant in the building, or if any of the events specified in the paragraph of this lease numbered Twenty-fourth and headed "Insolvency" shall occur, or if the conduct of the Tenant or any occupant of the premises shall reasonably be deemed objectionable by the Landlord or the Landlord's managing agent, the Landlord will give to the Tenant ten days' notice of such violation, default or misconduct. In the event that (i) if the premises shall be vacated, abandoned or deserted, or (ii) in the event that the Tenant, after notice thereof as above provided, shall fail to stop any violation or fully cure or remedy any default or terminate any misconduct under this lease(2) (or in the event that the default is of a nature such that the steps required to cure or remedy the same fully cannot reasonably be completed within ten days, then if the Tenant shall not have commenced and have diligently and continuously prosecuted the steps necessary to cure or remedy such default) the Landlord may give to the Tenant ten (10) day's, notice of its intention to terminate this lease, and, in such event, on the tenth day following the giving of such notice this lease and the term hereby granted shall terminate and expire as fully and completely as if that day were the date herein expressly fixed for the expiration of the term, and the Tenant shall thereupon quit and surrender the premises into the possession of the Landlord, but the Tenant shall nevertheless remain liable for deficiency in future rent and for any other defaults hereunder, as hereinafter provided. If this lease shall be terminated by the notice above provided for, the Landlord may immediately, or at any time thereafter, re-enter the premises and remove all persons and property therefrom, either by summary dispossess proceedings, or by any suitable action or proceeding at law, or by force, or otherwise, without being liable to indictment, prosecution or damages therefor, re-possess and enjoy-the premises, together with all additions, alterations, installations and improvements, and no entry by the Landlord shall be deemed an acceptance of surrender Upon any such re-entry, the Landlord may re-let the premises or any part or parts thereof, and for such term or terms as to the Landlord may seem wise, even though the same extend beyond the date herein expressly fixed for the expiration of the term. Any such re-letting shall, at the Landlord's option, be either for the Landlord's own account, or as the agent for Tenant. If the Landlord shall re-let as the agent of the Tenant, the Landlord shall receive the rents and apply the same, first, to the payment of all expenses which the Landlord shall have incurred by reason of the Tenant's default and in connection with such re-entry and re-letting, including, but not by way of limitation, legal expenses, brokers commissions, and the cost of reasonable repairs, redecoration and alterations, and, secondly to the fulfillment of the covenants of the Tenant hereit contained, and the surplus, if any, existing at the date herein expressly fixed for the expiration of the term, shall be paid to the Tenant, but the Tenant shall be entitled to no such payment until said date. So long as the premises, or any part thereof, shall not be re-let, or shall be re-let by the Landlord as the agent of the Tenant, the Tenant shall remain liable for the full and due performance of all the covenants of this lease, and the Tenant hereby agrees to pay to the Landlord, as damages for any default hereunder, until the date, herein expressly fixed for the expiration of the term, the equivalent of the amount of all the base and additional rent reserved herein, less the net avails of re-letting, as hereinbefore defined, if any, and the same shall be due and payable by the Tenant to the Landlord on the several rent days above specified, that is, upon each of the said rent days the Tenant shall pay to the Landlord the amount of deficiency then existing, and shall not be entitled to withhold any such payment until the date herein expressly fixed for the expiration of the term. The liability of the Tenant shall survive the issuance of a final order and warrant of dispossess, and re-entry by the Landlord, and any other termination of this lease for default of the Tenant, and the granting by the Landlord of a new lease of the premise to another tenant, and the Tenant hereby waives any defense which might be predicated upon any of said acts or events.

The terms "base rent" and "fixed rent" are used interchangably in this Lease and "fixed rent" has the same meaning as the term "base rent".

      The Tenant hereby expressly waives (i) any and all right to regain possession of said premises or to reinstate or redeem this lease as provided by the Real Properly Actions & Proceedings Law, (and as said law may be amended) or any such right which is or may be given by any other statute, law or decision now or hereafter in force; (ii) the service of any notice demanding rent or stating an intention to re-enter; or any similar right which is or may be given by any statute. law or decision now or hereafter in force; (iii) any and all rights of redemption and all other rights to regain possession or to reinstate this lease (in case the Tenant shall be dispossessed or ejected by, or pursuant to judgment, order, execution or warrant of any court of judge). Except as provided in Section 259-c of the Real Property Law with respect to an action for personal injury or property damage between the parties hereto, the Tenant waives and will waive all right to trial by jury in any summary proceedings and in any other proceeding or action at law hereafter instituted by the Landlord against the Tenant in respect of this lease, and also in any action or proceeding between the parties hereto for any exuse; and it is hereby agreed, that in any of such events, the matter in dispute shall be tried before a judge without a jury. In the event the Landlord shall commence any action or summary proceeding for non-payment of rent or other breach of covenant or condition, the Tenant hereby agrees not to interpose any counter claim of whatever nature or description in any such action or proceeding. The words "re-enter" and "re-entry" as used in this lease are not restricted to their technical legal meaning.

SURRENDER AT EXPIRATlON

      TWENTY-SIXTH : Upon the expiration or any termination of the term of this lease, the Tenant shall quit and surrender the demised premises, together with any fixtures, equipment or appurtenances installed in the premises at the commencement of this lease, and any alterations, decorations, additions and improvements which are not to be removed in compliance with the provisions of paragraph Fourth hereof, to the Landlord, in good order and condition, ordinary wear excepted. The Tenant shall remove all its furnishings, trade fixtures, stock in trade and like personal property in accord with the requirements of paragraph Fourth, so as to leave the premises broom-clean and in an orderly condition. If the last day of the term of this lease falls on Sunday, this lease shall expire on the business day immediately preceding. The Tenant's obligation to 'observe and perform this covenant shall survive the expiration or other termination of the term of this lease.

QUIET ENJOYMENT

      TWENTY-SEVENTH : The Landlord covenants that if the Tenant shall duly keep and perform all the terms and conditions hereof, the Tenant shall peaceably and quietly have, hold and enjoy the premises for the term aforesaid, subject however to ground leases, underlying leases and mortgages as hereinbefore described, and to the lien rights and estate by virtue of unpaid taxes of any government having jurisdiction of the premises of which the herein demised premises are a part. If the Landlord shall hereafter sell, exchange or lease the entire building, subject to this lease, or, being the lessee thereof, shall assign its lease, the grantee lessee, or assignee thereof, as the case may be, shall, without further agreement by any party, be conclusively deemed to be the Landlord of this lease and to have assumed and undertaken to carry out all of the obligations hereof on the part of the Landlord to be performed, and the Tenant does hereby release the above named Landlord from any claim or liability arising or accruing hereunder subsequent to such transfer of ownership or possession, for breach of the covenant of quiet enjoyment, or otherwise.

ELEVATORS, HEAT

      TWENTY-NINTH: Except on Saturdays and Sundays,and on holidays recognized as legal holidays by State or Federal Government, the Landlord shall furnish, between the hours of eight A.M. and six P.M. elevator service with the elevators now in the building, and sufficient heat during the cold season to heat the premises. The Landlord may suspend such service, if it should become necessary or proper so to do, at any time. The Landlord shall restore such service within a reasonable time, making due allowance for labor troubles, acts of God, or any cause beyond the Landlord's control. Should the Tenant be in default in the payment of any rent hereunder, the Landlord may, without notice, and without diminution of the liability of the Tenant hereunder, and without constituting an eviction, constructive or otherwise, suspend or refuse the Tenant freight and passenger elevator service and should the Tenant, after notice, violate the provisions of Rule 14, the Landlord may, without any diminution of such liability or constituting such eviction, suspend or refuse the Tenant freight elevator service until the conditions in violation of Rule 14 have been fully remedied.

Paragraph Twenty - Ninth continued on Rider 2 attached and made part of lease.

WATER AND SEWER RENTS

      THIRTIETH: (a) The Tenant shall pay for all hot and cold water used on the premises and the Tenant's proportionate share of the cost of such water used for lavatory purposes in any lavatories used by the Tenant in common with other tenants at the Landlord's standard rates. In the event that the Tenant shall use water for any industrial purpose or any purpose other than usual lavatory purposes, the Tenant shall, at its own expense, install a meter or meters for the measurement of the quantify of water thus consumed and keep the same in good working order. With respect to water used for lavatory purposes, whether on the premises or in lavatories used by the Tenant in common with other tenants, if the quantity of water so used is measured by a meter which measures the consumption of water by other tenants, the Tenant shall pay its proportionate share of all water so consumed. Such proportionate part shall be fixed in accord with the number of persons occupying the premises and the number of persons occupying all premises using water which is measured by such meter. In the event that there shall be a separate meter which measures the use of water by the Tenant for lavatory purposes, the Tenant will pay for the water so shown to have been used and the cost of maintenance of such meter. All payments for water shall be due when billed to the Tenant. In the event that the Tenant defaults in the payment for any water, the amount not paid shall forthwith be payable as additional rent and the Landlord may also, without incurring any liability or disability thereby or constituting a constructive eviction, discontinue the Tenant's supply of water. The Landlord is not under obligation to supply hot water and. if hot water is supplied, the Landlord may at any time without notice discontinue such supply without constituting an eviction or without incurring any liability or disability therefor.

      (b) The Tenant shall pay the New York City sewer rents apportioned to the Tenant's consumption of water at the premises. The apportionment of the sewer rent to the premises shall be made in accord with the measurement or apportionment of water consumed at the premises as in this lease hereinbefore provided. The sewer rents shall be billed with the water charges and the Landlord shall have the same remedies for the collection thereof provided in the case of charges for water.

SPRINKLER MAINTENANCE

      THIRTY-FIRST: The Tenant shall pay to the Landlord the Tenant's proportionate share of the cost of maintenance, operation and rental of the automatic fire alarm supervisory service and manual alarm and sprinkler system now installed in the building and the premises. The Tenant's proportionate share of such cost shall be the fraction of the annual expenditures of the Landlord for such purposes, of which the numerator is the area of the premises and the denominator is the rentable area of the entire building. The amount so payable by the Tenant shall be due when bills therefor are rendered by the Landlord to the Tenant, and in the event of default In the payment thereof, the Landlord may add the amount of any such bill to any succeeding installment of rent and the same shall be collectible as additional rent.

      THIRTY-SECOND: The Tenant shall, during the demised term provide and keep in force public liability insurance, written by insurance companies approved by the Landlord, covering the Tenant, which shall be in the limit of at least
$ 2,000,000 for claims arising from injury to any one person and (subject to said limit for each individual) with a limit of at least $2,000,000 for total claims arising from any one casualty.

      The Tenant shall furnish the Landlord within five (5) days after the commencement of the term hereof, with a certificate of such insurance, which certificate shall provide, that in the event of any change or cancellation of the policy, advance notice thereof will be given to the Landlord. Upon failure at any time on the part if the Tenant to obtain or keep in force the insurance required by this paragraph, or to pay [ILLEGIBLE] premiums thereof, in addition to the rights and remedies provided in paragraph Twenty-fifth hereof, the Landlord shall be at liberty from time to time, and as often as such failure shall occur, to pay the premiums therefor and any and all sums so paid for insurance by the Landlord shall be and become, and are hereby declared to be, additional rent under this lease due and payable on the next rent day or any successive rent day.

DEFAULT UNDER OTHER LEASES

      THIRTY-THIRD: (a) If the Tenant, before the commencement of the term herein granted, shall default in any covenant of any other lease with the Landlord, then at the option of the Landlord this lease shall not go into effect and the Tenant shall have no right to possession of the premises; and the Tenant agrees to reimburse the Landlord upon demand for any expense or loss that may be suffered due to the Tenant's default.

      (b) In the event that during the term herein granted the Tenant shall default in the performance of the covenants of any other lease with the Landlord such default shall be deemed a default under the terms of this lease and the Landlord shall have all the remedies herein provided for in the event of a default under this lease.

WORK TO BE DONE BY LANDLORD

      THIRTY-FOURTH: If work of any nature is agreed herein to be done by the Landlord, the Tenant agrees that it may be done after the commencement of this lease and that no rebate of rent or allowance will be granted therefor. The Landlord shall not be required to furnish any work or materials to the demised premises, except as expressly provided in the memorandum of repairs or decorations to be done by the Landlord attached to this lease. In case the Landlord is prevented from making any repairs, improvements, decorations or alterations, installing any fixtures or articles of equipment, furnishing any services or performing any other covenant herein contained to be performed on the Landlord's part, due to the Landlord's inability to obtain, or difficulty in obtaining labor or materials necessary therefor, or due to any governmental rules and regulations relating to be priority of national defense requirements, or due to labor troubles, or due to any other cause beyond the Landlord's control, the Landlord shall not be liable to the Tenant for damages resulting therefrom, nor except as expressly otherwise provided in paragraph Seventeenth hereof (in respect of damage to the premises due to fire), shall the Tenant be entitled to any abatement or reduction of rent by reason thereof, nor shall the same give rise to a claim in the Tenant's favor that such failure constitutes actual of constructive, total or partial, eviction from the premises.

TRADING WITH THE ENEMY

      THIRTY-FIFTH: The Tenant represents and warrants that the Tenant is not disqualified under the Trading with the Enemy Act or any other similar legislation or under the rules and regulations of any governmental department or authority, from acquiring, owning and holding any interest in real property. The breach by the Tenant of this condition shall be deemed a default within the meaning of paragraph Twenty-fifth of this lease.

MARGINAL NOTES

      THIRTY-SIXTH: The marginal headings or titles of the various paragraphs of this lease are for reference and index purposes only, and none of them shall be taken into consideration or given any effect whatever in determining the meaning or scope of the paragraph to which any of them apply. The use of any pronoun referring to either of the parties to this lease shall be construed to include any or no gender and any number.

[ILLEGIBLE]

               Rider NO. 1 attached to and made part of the and made lease dated as of the 11th day of July, 1988 between Earle W, Kazis Associates, Inc., [ILLEGIBLE] as Agent for Spring and America Associates, Ronald J. Mount and Earle W. Kazis, as landlord, and Butterick Company, Inc., as Tenant, consisting of pages 13 through 17 Inclusive

RENT CONTROL

                       THIRTY-SEVENTH: If pursuant to any existing or future
               laws, rule or regulations, the rent, additional rent or any portion thereof shall be uncollectible or unchargeable, then the provisions of this lease should be deemed amended so as to be consistent with such laws, rules or regulations. To the extent not prohibited by law, at such time or such law, regulation shall be removed, declared Inapplicable or repealed. Tenant shall pay lord as additional rent the amount of rent that would have been payable hereunder had such law, rule or regulation not been applied hereto. The provisions of this Paragraph 37 shall survive the expiration of the Lease.

TAX
ESCALATION

                       THIRTY-EIGHTH: If the "total real, estate taxes", as
               hereinafter defined, shall be increased over the "total real estate taxes" payable Landlord for the calendar year 1990 then Tenant shall pay Landlord "Tenant's proportionate share" (as such term is hereinafter defined) of such amount in excess thereof In the manner hereinafter provided. Tenant's obligation hereunder shall be apportioned as between Landlord and Tenant for the portion of such real estate taxes accruing within the term of [illegible] Lease.

                       "Tenant's proportionate share" shall- be deemed to
               be36.16-Percent Tenant's proportionate share has been computed by dividing Tenant's rented space, which is deemed to be 102,962sq. ft. by 901 of the total rentable space in the building, to witz284,717 square feet.

                       "Total real estate taxes" shall mean and Include the
               expenditures the Landlord for taxes or assessments payable by the Landlord upon or with respect to the building and the land upon which It Is located. Imposed Federal, State or local government (plus all expenditures for fees and expenses incurred In the course of obtaining a reduction in any tentatively assessed valuation), and all taxes Imposed by any such, authority relating to the maintenance and operation of the building, but shall not include Income, franchise, Inheritance or capital stock taxes.

                       The term "real estate taxes" shall mean all taxes and
               assessments levied, assessed or Imposed at any time by any governmental authority [ILLEGIBLE] or against the Land and/or Buildings on the land, and also any tax or assessment levied, assessed or Imposed at any time by any governmental authority in connection with the receipt of Income or rents from said [ILLEGIBLE] and/or Buildings to the extent that same shall be in lieu of (and/or in [ILLEGIBLE]-of Increase in) all or a portion of any of the aforesaid taxes or assessment upon or against the said Land and/or Buildings.

                       Tenant shall pay Landlord is additional rent monthly, In
               advance, sum equal to one-twelfth of the increase of Tenant's proportionate share of the total real estate taxes as projected by landlord. Within ninety (90) days of the expiration of each calendar year Landlord shall furnish Tenant with a written statement of the actual Tenant's proportionate share of the Increase In the total real estate taxes.* In the event such statement discloses that the additional rent paid by Tenant as Tenant's proportionate share of the Increase In the total real estate taxes is greater or less than the amount actually Incurred, either Landlord shall reimburse Tenant for such amount or Tenant shall pay such amount within twenty (20) days after the receipt of said statement.

               "In no event shall such estimate exceed 110% of Tenant's propor tionate share of the total real estate taxes for the prior calender year"

                       Tenant may, within thirty (30) days of the receipt-of
               laid projection dispute the amount thereof on notice to Landland.

                       In the event of a dispute between the parties hereto said
               dispute be determined by arbitration as set forth In Paragraph"Forty-Second" Pending determination of such dispute Tenant shall pay landlord the [ILLEGIBLE] claimed to be due as per Landlord's estimate without prejudice or [ILLEGIBLE]

      THIRTY-NINE: If the "operating expenses As hereinafter defined shall exceed the "operating expenses [ILLEGIBLE] the calender year 1990 than tenant shall pay Landlord as addition, rent "Tenant's proportionate share" (as such term is defined in Paragraph 38 hereof) of the amount of the operating expenses in excess thereof in the manner hereinafter provided. If the first and/or last years of the term of this lease shall not be full calendar years, then Tenant's obligation for operating expenses attributable to such years shall be pro rated on the basis of the ratio between the number of days of such calendar years falling within the Lease term and 365.

COST
ESCALATION

For any calendar year commencing with the calendar year 1991

      "Operating expenses" shall mean those expenses and expenditures (except those for Real Estate Taxes) Incurred by the Landlord In connection with operation and maintenance of the building, Including:

      (a) Heating: Includes all the expenditures of the Landlord (Including expenditures for any related taxes) for fuel or steam used for the heating of the building and the production of hot water:

      (b) Light and Power: Includes all the expenditures of the Landlord (Including expenditures for any related taxes) for electricity used for power for the operation of elevators, pumps, motors and fans from time to time used in connection with the operation of the building and for lighting of the parts of the building used in common by all tenants or the facilities of the building used in its operation:

      (c) Employees Expense: (i) Wages, salaries, fees and other compensation or payments,(ii) payroll taxes and contributions to any Social Security, Unemployment Insurance, welfare, pension or similar fund, (iii) payments or other fringe benefits required to be made by law or by union agreement, made by or on behalf of the Landlord with respect to employees and agents of the Landlord who from time to time regularly serve in the building and perform services in connection with its operation and, with respect to any employees regularly serving in the building and one or more other buildings of the Landlord, their wages, salaries, fees and such other compensation, taxes, contributions and fringe benefits determined on the basis of the hours served at the building in which the premises are located and such other buildings, as such hours are scheduled by the Landlord and the Landlord's expenditures for the uniforms of employees and the cleaning, pressing and repair thereof:

      (d) Contract Services: Expenditures for services which the Landlord is obligated to provide pursuant to this Lease and which the Landlord elects to provide through independent contractors rather than through its own employees:

      (e) Repairs and Maintenance: Expenditures for repairs to the building and all work of physical maintenance of the building and the cost of supplies and equipment used in connection therewith:

      (f) Insurance: Premiums and other charges incurred by Landlord with respect to the insurance of the building against destruction by fire and the other hazards included in "extended coverage" and with respect to insurance against liability for personal injuries, disease or death and property damage:

      (g) Water Charges: Water charges and sewer rents, not reimbursed by tenants;

      (h) Accounting: Bookkeeping and accounting fees;

      (I) Miscellaneous: Management fees not in excess of those charged in the management of similar buildings in the Borough of Manhattan.

      There shall be excluded from cost of repairs any replacements which, under sound accounting principles, shall be charged as capital expenses. There shall be excluded from the wages, salaries and other items of Employee Expense the wages, salaries and other related items of Expense with respect to employees in the Landlord's Administrative Offices. Neither depreciation nor interest shall be an "operating expense".

      Tenant shall pay Landlord as additional rent monthly, in advance, a Sum equal to l/12th of Tenant's proportionate share of operating expenses as projected by Landlord in excess of such operating expenses for the Calendar year 1990 Within one hundred and eighty (100) days of the expiration of each calendar year Landlord shall furnish Tenant with a written statement of the actual operating expenses incurred for the calendar year. In the event such statement discloses that the additional rent paid by Tenant as Tenant's proportionate share of operating expenses is greater or less than the amount actually incurred, either Landlord shall reimburse Tenant for such amount, together with the forwarding of such statement, or Tenant shall pay such amount within twenty (20) days after receipt of such statement.

      At the beginning of every lease year, Landlord shall estimate the amount to be due from Tenant and Tenant shall pay l/12th of such amount monthly in advance, subject to adjustment as hereinabove provided. Tenant may, within thirty (30) days of the receipt of such estimate, dispute the amount thereof on notice to Landlord. In no event shall such estimate exceed the higher of (a) $0.: multiplied by the number of square feet of rentable space within the premises and Tenant's proportionate share of the Operating Expenses for the prior lease year. In the event of a dispute between the parties hereto such dispute shall be determined by arbitration as set forth in Paragraph 42. Pending determination of such dispute, Tenant shall pay Landlord the amount claimed to be due as per Landlord's estimate without prejudice or waiver.

                 SEE PARAGRAPH FORTY (continued) IN RIDER NO. 2
                                   this Lease

LANDLORD'S            FORTY-FIRST: Anything contained to the contrary
EXCULPATORY    not-withstanding Tenant agrees that it shall look solely to the estate and property of the Landlord in the Land and Building of which the Premises form a part, for the collection of any judgement (or other judicial process) requiring the payment of money by Landlord, in the event of any default or breach by Landlord with respect to any of the terms, covenants and conditions of this Lease to be observed and/or performed by Landlord, and no other property or assets of Landlord shall become subject to levy, execution, attachment or other enforcement procedures for the satisfaction of Tenant's remedies.
               If the Land and Building of which the Premises form a part are transferred or conveyed, Landlord shall be relieved of all covenants and obligations under this Lease thereafter accruing and Tenant shall look to such transfarree thereafter.

ARBITRATION:          FORTY-SECOND: In such cases where this Lease specifically
               provides for the settlement of a dispute by arbitration, such arbitration shall be conducted by the American Arbitration Association situated in the offices of such Association closest to the Premises. Such submission to arbitration may be made by either party on notice to the other. This Paragraph shall not be deened to give either party the right to submit any dispute to arbitration which has not been specifically provided herein to be settled by arbitration.

LANDLORD'S            FORTY-THIRD: Landlord agrees to keep its books and records
COVENANT pertain in to the cost escalation to be paid by Tenant in accordance with Paragraph 39 hereof, in accordance with reasonable accounting practices conducted by Landlord and further agrees to make its books and records pertaining the rate thereto available for Inspection and/or audit by Tenant, on reasonable notice, provided, however, that such audit shall not be made for a period more than twelve (12) months prior to such audit.

BROKERS               FORTY-FOURTH: Tenant hereby represents and warrants that
                except as hereinafter provided, no real estate broker has or will represent it in this transaction.

EXECUTI0N             FORTY-FIFTH: This Lease shall become effective only when
                it signed by a duly authorized representative of each of the parties and delivered to the other party. This Lease is being executed simultaneously in four counterparts, two of which shall be delivered to Tenant. Each of such full, executed counterparts shall be deemed an original and it shall not be necessary in making proof of this Lease to produce or account for more than one such counterpart.

POSSESSION            FORTY-SIXTH: If Landlord is unable to give possession of
                the [ILLEGIBLE] premises on the date of the commencement of the term hereof, because Of the holding-over or retention of possession of any tenant, under tenant or occupants, or if the premises are located in a building being constructed, because such building has not been sufficiently completed to make the premise ready for occupancy or because of the fact that a certificate of occupancy has not been procured or for any other reason. Landlord shall not be subject to any liability for failure to give possession on said date and the valid of the Lease shall not be Impaired under such circumstances, nor shall the same be construed in any wise to extend the term of this Lease, but the rent payable hereunder shall be abated (provided Tenant is not responsible for the Inability to obtain possession) until after Landlord shall have given Tenant written notice that the premises are substantially ready for Tenant's occupancy. If permission is given to Tenant to enter into the possession of the demised premises or to occupy premises other than the demised premises prior to the date specified as the commencement of the term of the Lease, Tenant covenants and agrees that such occupancy shall be deemed to be under all the terms, covenants; conditions and provisions of this Lease, except as to the covenant to pay rent. The provisions of this Paragraph are intended to constitute "an express provision to the contrary" within the meaning of Section 223-a of the New York Properly Law.

                                       (17)

                        Rider No. 2 Attach To and Made a Part of the Lease dated as of the 11th day of July, 1988, between Earle W. Kazis Associates, Inc., as Agent for Spring and America Associates, Ronald J. Mount and Earle W. Kazis, as Landlord, and Butterick Company Inc., as Tenant, Consisting of Pages 18 through 24, inclusive

THIRTEENTH (continued): If requested to do so by Tenant, Landlord will request the holder of any of the foregoing mortgages or the Landlord under any of the foregoing leases to execute and deliver a "Non-Disturbance" Agreement to Tenant and will permit Tenant to have direct access to such holder or Landlord for that purpose, but the foregoing shall not be construed as an obligation on the part of Landlord to achieve such a result.

SEVENTEENTH(a) (continued): The Tenant shall not be liable for any loss or damage to the Landlord's property or interest of whatever nature, in, on, about or relating to the premises, resulting from fire and other casualty covered by insurance, whether or not occasioned by the negligence of the Tenant, its servants, agents, employees or otherwise, nor shall the Landlord be responsible for any like damage to the Tenant's property or installations, whether or not caused by the negligence of the Landlord or its servants, other tenants, agents, employees, or otherwise.

                        The Landlord, as to the premises, and the Tenant as to the Tenant's furnishings and other property and any improvements made therein at the Tenant's expense, hereby release one another from all liability for any loss or damage caused by fire or any of the risks enumerated in standard extended coverage insurance. This release is conditioned upon the inclusion in their respective policies of insurance of a provision stating that such release shall not adversely affect said policies or prejudice any right of the insured to recover thereunder. The Landlord and Tenant agree that their respective insurance policies will include the aforesaid provisions so long as the same is obtainable without extra cost, or if extra cost be charged, so long as the party for whose benefit the clause is obtained shall pay such extra cost. If an extra cost shall be chargeable therefore, the party so affected shall advise the other thereof and the amount of extra cost, and the other party at its election, may pay the same or decline to so pay, in which event the release from liability given to said party by this article SEVENTEENTH (a) shall be deemed to be withdrawn and of no force and effect.

                        The Landlord will notify the Tenant whether or not the Landlord intends to repair the premises within thirty (30) days following the occurrence of the damage and will also furnish the Tenant with the Landlord's best estimate of the length of time which will be required to restore the premises to a useable condition. In the event that the period of time required to restore the premises to a usable condition, as estimated by the Landlord, is more than one hundred eighty (180) days, then the Tenant may, at any time within twenty (20) days following receipt of the Landlord's notice of the Landlord's election to restore and the Landlord's estimate of time required to restore, notify the Landlord of the Tenant's election to terminate this lease, naming a date for termination which is not less than ten (10) days following the date of the Tenant's notice of election to terminate. If the Tenant shall so notify the Landlord, the Landlord will have no obligation with regard to the restoration of the premises for the Tenant's use and the term of the Lease shall come to an end on the date mentioned in Tenant's notice as if that were the date herein originally provided for the termination of the term.

EIGHTEENTH (continued): (1) For purposes of this Article
EIGHTEENTH, (i) the transfer of a majority of the issued and outstanding capital stock of any corporate tenant, or of a corporate subtenant, or the transfer of a majority of the total interest in any partnership tenant or subtenant, however accomplished, whether [ILLEGIBLE] single transaction or in a series of related or unrelated transactions, shall be deemed an assignment of this Lease, or of such sublease, as the case may be, (any of the foregoing being hereafter referred to as a "Stock Transfer") (ii) any person or legal representative of Tenant, to whom Tenant's interest under this

                                      (18)

[ILLEGIBLE] passes by operation of law, of otherwise shall be bound by the provisions of this Article EIGHTEENTH, and (iii) a material modification or amendment of a sublease shall be deemed a, sublease.

            (2) The provisions of this Article EIGHTEENTH shall not apply to (a) assignments to (i) a corporation into or with which Tenant is merged or consolidated or an entity to which substantially all of Tenant's assets are transferred or (ii) a Stock Transfer (provided such merger, or consolidation or transfer of assets or Stock Transfer is for a good business purpose and not principally for the purpose of transferring this Lease or the leasehold estate created hereby, and provided further, that the resultant corporation or the assignee, as the case may be, has a net worth at least equal to or in excess of the net worth of Tenant immediately prior to such merger, or consolidation or transfer), or (b) a subletting or an assignment to an Affiliated Entity, provided the same is for a good business purpose and not principally for the purpose of avoiding the application of Article EIGHTEENTH. As used in this Article EIGHTEENTH an "Affiliated Entity" means a corporation controlled by, controlling or under common control with the Tenant. A corporation, for this purpose, shall not be deemed controlled by another unless at least fifty-one (51%) percent of its voting stock is owned both beneficially and of record by such other.

            (3) Any assignment or subletting, whether or not Landlord's consent is required, shall be made only if, and shall not be effective unless all of the following shall have been fulfilled at least ten (10) days prior to the effective date of the contemplated assignment or subletting;

            (a) Tenant shall furnish Landlord with the name and business address of the proposed subtenant or assignee, information with respect to the nature and character of the proposed subtenant's or assignee's business or activities, and current financial information with respect to net worth, credit and financial responsibility of the proposed subtenant or assignee;

            (b) In the case of an assignment, Tenant shall deliver to Landlord an executed counterpart thereof, and all relevant ancillary agreements with the proposed assignee (including all documents from which the considerations to be received by Tenant referred to in Section 7 below can be ascertained);

            (c) In the case of a subletting, Tenant shall deliver to Landlord, an executed counterpart of the sublease and all relevant ancillary agreements with the sublessee (including all documents from which the considerations to be received by Tenant referred to in Section 7 below can be ascertained);

            (d) in the case of an assignment, the assignee shall execute, acknowledge and deliver to Landlord a notarially acknowledged agreement, in form and substance reasonably satisfactory to Landlord, whereby the assignee shall assume and agree to fulfill the obligations and performance of this Lease and the assignment and agree to be personally bound by and upon the covenants, agreements, terms, provisions and conditions hereof on the part of Tenant to be performed or observed and whereby the assignee shall agree that the provisions of this Article EIGHTEENTH hereof shall, notwithstanding such an assignment or transfer, continue to be binding upon it in the future;

            (e) Tenant together with requesting Landlord's consent hereunder shall obligate itself to pay Landlord as Additional Rent the reasonable cost imposed by Landlord to review the requested consent including any reasonable attorneys' fees incurred by Landlord;

            (f) Tenant shall agree to pay, in the case of a sublease, all costs incurred with respect to providing reasonably appropriate means of ingress and egress from the sublet space or to separate the sublet space from the remainder of the Premises; and

                                      (19)

      (g) Each sublease or assignment referred to in clauses (b) and (c) noted shall specifically state that (i) it is subject to all of the terms, covenants, agreements, provisions, and conditions of this Lease, (ii) the subtenant or assignee as the case may be, will not have the right to a further assignment thereof or sublease thereunder, or to allow the Premises to be used by others, without the consent of Landlord in each instance, (iii) a consent by Landlord thereto shall not be deemed or construed to modify, amend or affect the terms and provisions of this Lease, or Tenant's obligations hereunder, which shall continue to apply to the Premises, and the occupants thereof, as if the sublease or assignment had not been made, (iv) if Tenant defaults in the payment of any Rental, Landlord is authorized to collect any Rental due or accruing from any assignee, subtenant or other occupant of the Premises and to apply the net amounts collected to the Rental, (v) the receipt by Landlord of any amounts from an assignee or subtenant, or other occupant of any part of the Premises shall not be deemed or construed as releasing Tenant from Tenant's obligations hereunder or the acceptance of that party as a direct tenant, and (vi) at the option of Landlord, in the case of a sublease, if this Lease shall terminate or expire, the sublease shall nonetheless continue in full force and effect and the subtenant thereunder shall attorn to the Landlord.

      (4) Tenant covenants that, notwithstanding any assignment of this Lease or of the leasehold estate created thereby by the Tenant or any, whether or not in violation of the provisions of this Lease, and notwithstanding the acceptance of Rental by Landlord from an assignee or transferee or any other party, Tenant shall remain fully and primarily liable for the payment of the Rental due and to become due under this Lease and for the performance of all of the covenants, agreements, terms, provisions and conditions of this Lease on the part of Tenant to be performed or observed.

      (5) The liability of Tenant, and the due performance by Tenant of the obligations on its part to be performed under this Lease, shall not be discharged, released or impaired in any respect by an agreement or stipulation made by Landlord or any grantee or assignee of Landlord, by way of mortgage or otherwise, extending the time of or modifying any of the obligations contained in this Lease, or by any waiver or failure of Landlord to enforce any of the obligations on Tenant's part to be performed under this Lease, and Tenant shall continue liable hereunder. If any such agreement or modification operates to increase the obligations of a Tenant, the liability under this paragraph (5) of the tenant named in the Lease or any of its successors in interest, (unless such party shall have expressly consented in writing to such agreement or modification) shall continue to be no greater than if such agreement or modification had not been made. To charge Tenant named in this Lease and its successors in interest, no demand or notice of any default shall be required, Tenant and each of its successors in interest hereby expressly waiving any such demand or notice.

      (6) Landlord shall not unreasonably withhold or delay its consent where such consent is required (i) to an assignment of this Lease and the leasehold estate hereby created, or (ii) a subletting of the whole or any part of the Premises for any period less than the remainder of the Term, provided:

      (a) The proposed subtenant or assignee is a party whose reputation, financial net worth, credit and financial responsibility is, considering the responsibilities involved, reasonably satisfactory to Landlord.

      (b) The nature and character of the proposed subtenant or assignee, its business or activities and intended use of the Premises is, in Landlord's reasonable judgment, in keeping with the standards of the building and the area in which the Premises are located and does not conflict with the provisions of Article First of this Lease;

      (c) No such assignment or subletting shall constitute or cause (with or without notice or lapse of time or otherwise) a default under any Mortgage;

                                      (20)

      (d) Tenant shall have complied with all of the provisions or hereof;

      (e) In the case of a subletting of a portion of the Premises, the portion so sublet shall be regular in shape and suitable for normal renting purposes;

      (f) In the case of a subletting, there shall be no more than one sublease in effect on any floor including the portion of the premises on the 13th floor, unless Tenant does not occupy any part of the premises on such floor in which event there may be two subleases on such floor;

      (g) The proposed subtenant or assignee shall not be a tenant at the Building either under a direct lease with Landlord or under a sublease.

      (7) If the Landlord shall give its consent to any assignment of this Lease or to any sublease, Tenant shall in consideration therefor, pay to Landlord, as Additional Rent

            (a) in the case of an assignment, an amount equal to 50% of all suras and other considerations paid to Tenant by the assignee for or by reason of such assignment (including, but not limited to, suras paid for the sale of Tenant's fixtures, leasehold improvements, equipment, furniture, furnishings or other personal property, less, in the case of a sale thereof, the then net unamortized or undepreciated cost thereof determined on the basis of Tenant's federal income tax returns); and

            (b) in the case of a sublease, 50% of any rents, additional charge or other consideration payable under the sublease to Tenant by the subtenant which is in excess of the Rental accruing during the term of the sublease in respect of the subleased space (at the rate per square foot payable by. Tenant hereunder on the basis that the whole thereof is attributable to the Building pursuant to the terms hereof (including, but not limited to, sums paid for the sale or rental of Tenant's fixtures, leasehold improvements, equipment, furniture or other personal property, less, in the case of the sale thereof, the then net unamortized or undepreciated cost thereof determined on the basis of Tenant's federal income tax returns).

            (c) The sums payable under (b) preceding shall be paid to Landlord as and when paid by the subtenant to Tenant.

            (d) Tenant shall furnish Landlord with a written statement, semi-annually, certified by Tenant, from which the additional rent to which Landlord may be entitled by reason of the application of clauses (a) and (b) hereunder can be determined, tenant shall keep books of account in accordance with generally accepted accounting principles consistently applied and supporting material relating to the matters reflected in clauses (a) and (b) hereof, and shall make the same available to Landlord at all reasonable times for inspection at the Premises or at Tenant's main office for the purpose of verifying any statement furnished or to be furnished by Tenant. Landlord shall have the right to delegate this inspection to a duly authorized representative and, in addition, may make such copies thereof as it reasonably requires, but only for the purposes enumerated in this clause.

TWENTY-SECOND (continued): The foregoing indemnification shall not extend to cover Landlord's willful or negligent acts,

                                      (21)

TWENTY-NINIH (continued): In addition to the elevator service described in paragraph TWENTY-NINTH of this lease, the landlord will maintain in service and available for the use of the Tenant, one passenger elevator at all times on all days of the week; including Saturoays, Sundays and legal holidays. In the event that the Tenant requires freight elevator service on days or during hours in addition to those prescribed under paragraph TWENTY-NINTH of this lease, the Landlord will furnish the additional elevator service upon notice of the Tenant's need therefor. Such notice nay be written or oral and shall be given as long a time as practicable prior to the time when the additional freight elevator service is required. The Tenant will pay for any additional freight elevator service at the prevailing rate per hour, as established from time to time by the landlord for such service at the building or in the buildings of the landlord generally, for each hour during which the additional service is supplied. All charges for additional freight elevator service shall be payable when billed and in the event of default of payment therefor, the landlord may refuse further service and the amount unpaid shall be deemed additional rent for which the Landlord shall have all the remedies for collection herein specified with respect to the rent. The failure on the part of the Landlord to furnish such additional elevator service, if due to breakdowns, repairs, maintenance strikes or other causes beyond the control of the Landlord, shall involve no liability on the part of the Landlord not shall it constitute an eviction.

FORTIETH (continued): If, daring the term of this Lease, the average of the CPI (as hereinafter defined) for any entire calendar year commencing January 1, 1991 exceeds the average of the CPI for the entire immediately preceding, calendar year by more than ten (10%) percent, then, subject to the terms of the next sentence, the annual base rent then payable under this Lease shall be increased by an amount equal to 50% of the product obtained by multiplying (a) o (1) with respect to the period from the commencement of this Lease until April 30, 1995, the annual base rent in effect on the first day of this Lease, being May 1, 1990, or (ii) with respect to the period from May 1, 1995 to the expiration of this Lease, the annual base rent in effect on May 1, 1995, by (b) the percentage by which the average of the CPI for the entire subject calendar year exceeds 110% of the average of the CPI for the entire preceding calendar year. Notwithstanding anything contained herein to the contrary, and notwithstanding that the aforementioned calculations will be made every calendar year, the base rent (if applicable) shall only be increased by reason of the application of the calculations hereunder every other calendar year, such that the first such increase in base rent (if applicable) shall occur on January 1, 1992 and the next such increase in base rent (if applicable) shall occur On January 1, 1994, and subsequent increases in base rent, if applicable, shall occur every two years thereafter. Each such increase, if any, shall be in an amount equal to the sum of the increases that would have otherwise arisen hereunder and are attributable to the prior two calendar years, such that, as an example, the increase in base rent effective o on January 1, 1994, if any, shall be the sum of the applicable increases for the calendar years 1992 and 1993. As used herein, the terra "CPI" shall mean the Consumer Price Index for All Urban Consumers for New York, New York - Northeastern, N.J. published by the Bureau of Labor Statistics of the U.S. Department of Labor with a 1982-84 = 100 base; provided, however, that (i) if such into? (or any index substituted therefor as hereinafter provided) shall cease to be published, then for the purposes of this, paragraph there shall be substituted for such index such other index of a similar kind published by a governmental or other nonpartisan organization as may be reasonably selected by the landlord, and (ii) if there is any change in the computation of said index or of any such substituted index (including a change in the base year or included items), then for the purposes of this paragraph such index as so changed shall be substituted for the index in effect prior thereto.

FORTY-SEVENTH. Within 15 days after being requested by Landlord to do so, Tenant shall furnish its certified balance sheet as at the last day of its last fiscal year occurring ninety (90) days prior to such request to (a) an institutional lender (broadly construed) from whom Landlord is seeking financing which will be secured in whole or in part by a mortgage on the building or (b) a prospective (and bona fide) buyer of the building. Such request must be accompanied by (a) the name and nailing address of such institutional lender or buyer, as the case may be, and (b) a statement from such institutional lender or buyer, as the case may be, that it will hold such certified balance sheet in confidence and not exhibit it or disclose its contents to any unrelated third party except as required by law or regulation, or, by subpoena or other legal process.

FORTY-EIGHTH. If and to the extent that any of the provisions of this Rider No. 2 conflict or are otherwise inconsistent with any of o the preceding provisions of this lease, or of the Rules and Regulations attached to this lease, whether or not such inconsistency is expressly noted in this Rider, the provisions of this Rider shall prevail, and in case of inconsistency with said Rules and Regulations, shall be deemed a waiver of such Rules and Regulations with respect to Tenant to the extent of such inconsistency.

FORTY-NINTH. For the purposes of this lease and all agreements supplemental to this lease, and all communications with respect thereto, unless the context otherwise requires:

      (1) The terra "base rent" or derivatives thereof shall mean rent at the annual rental rate or rates reserved in the granting clause appearing at the beginning of this lease, as such rate or rates may be changed from time to time pursuant to the terms of this lease or any agreement modifying or otherwise supplementing this lease.

      (2) The terra "additional rent" shall mean all sums of money, other than fixed rent, as shall become due and payable from Tenant to Landlord here under, and Landlord shall have the same remedies therefor as for a default in payment of fixed rent.

      (3) The terras "rent" and "rents" shall mean and include base rent and/or additional rent hereunder.

      (4) Any provision in this lease that one party or the other or both shall do or not do or shall cause or permit or not cause or permit a particular act, condition or circumstance shall be deemed to mean that such party so covenants or both parties so covenant, as the case may be. Tenant's obligations hereunder shall be construed in every instance as conditions as well as covenants.

      (5) The" term "Tenant" shall mean Tenant herein named or any assignee or other successor in interest (immediate or remote) of Tenant herein named, when Tenant herein named or such assignee or other successor in interest, as the case may be, is in possession of the premises as owners, of the Tenant's estate and interest granted by this lease, and also, if Tenant is not an individual or corporation, all of the individuals, firms and/or corporations or other entities comprising Tenant.

      (6) If Landlord named herein, or any assignee of the interest of Landlord herein, shall be named as agent, the term "Landlord" as used herein shall be deemed to include the principal(s) of such agent, whether disclosed or undisclosed.

      (7) The term "in full force and effect" whenever used in reference to this lease as a condition to the existence or exercise of a right on the part of Tenant shall be construed in each instance as including the further condition that at the time in question no default on the part of Tenant exists, and no event has occurred which has continued to exist for such period of time (after the notice, if any, required by this lease) as would entitle Landlord in either such instance to terminate this lease or to dispossess Tenant.

                                      (23)

      (8) All references in this lease to numbered Articles and lettered Exhibits are references to Articles of this lease and Exhibits annexed to (and thereby made part of) this lease, as the case may be, unless expressly otherwise designated in the context in which used.

      (9) The words "include", "including" and "such as" shall each be construed as if followed by the phrase "without being limited to". The words "herein", "hereof", "hereby", "hereunder" and words of similar import shall be construed to refer to this lease as a whole and not to any particular Article or subdivision thereof unless expressly so stated. The rule of ejusdem generis shall not be applicable to limit a general statement following or referable to an enumeration of specific matters, to matters similar to the matters specifically mentioned. Words and phrases used in the singular shall be deemed to include the plural and vice versa and nouns and pronouns used in any particular gender shall be deemed to include any other gender, as the sense of the context may permit.

      (10) If, at any time during the last month of the term of this Lease, Tenant shall have removed all or substantially all of Tenant's property from the Premises, Landlord may, and Tenant hereby irrevocably grants to Landlord a license to, immediately enter and alter, renovate and redecorate the premises, without elimination, diminution or abatement or rent, or incurring liability to Tenant for any compensation, and such acts shall have no effect upon this Lease.

      (11) Without incurring any liability to Tenant, Landlord may permit access to the premises and open the same, whether or not Tenant shall be present, upon demand of any receiver, trustee, assignee for the benefit of creditors, sheriff, marshall or court officer entitled to, or reasonably purporting to be entitled to such access for the purpose of taking possession of, or removing, Tenant's property or for any other lawful purpose (but this provision and any action by Landlord hereunder shall not be deemed a recognition by Landlord that the person or official making such demand has any right or interest in or to this Lease, or in or to the premises), or upon demand of a governmental authority.

      (12) Tenant shall not be entitled to exercise any right of termination or other right or option granted to it by the Lease (if any) at any time when Tenant is in default in the-perforroance or observance of any of the covenants, terms, provisions or conditions on its part to be performed or observed under this Lease.

      (13) Tenant shall not occupy any space in the"building (by assignment, sublease or otherwise) other than the premises, except with the priorn written consent of Landlord in each instance.

      (14) Tenant will not clean, nor require, permit, suffer or allow any window in the premises to be cleaned, from the outside in violation of Section 202 of the Labor Law or of any Requirement.

      (15) Tenant agrees that its sole remedies in cases where Landlord's reasonableness in exercising its judgment or withholding its consent or approval is applicable pursuant to a specific provision of this Lease, or any rider or separate agreement relating to this Lease, if any, shall be those in the nature of an injunction, declaratory judgment, or specific performance, the rights to money damages or other remedies being hereby specifically waived.

      (16) This Lease shall not be binding upon Landlord unless and until it is signed by Landlord and a signed copy thereof is delivered by Landlord to Tenant.

      (17) Time shall be of the essence with respect to the exercise of any option granted Tenant under this Lease.

      (18) The Exhibits annexed to this lease, shall be deemed part of this lease with the same force and effect as if such Exhibits were numbered Articles of this Lease.

                                      (24)

FIFTIETH: Landlord will do the following work (which unless otherwise specifically provided herein, shall be of manufacture, design, material, capacity, quality, finish and color of the standard adopted by the Landlord for the building) utilizing, at its option, namely: A. Renovating the men's and ladies rooms in the elevator lobby on the 13th floor of the building, and B. Separating the 13th floor of the building into sections consisting of (i) the portion of the premises on such floor, (ii) the balance of the rentable space on such floor, and (iii) the common areas of such floor, inclusive of (y) instituting a building standard entrance to the section of the floor referred in Subdivision (ii) preceding, and (z) separating the building service on such floor so as to enable each such section to be independently operated and maintained and such systems available and operable within each such section. The cost of fulfilling A preceding shall be borne solely by Landlord and the reasonable cost of fulfilling B preceding shall be borne solely by Tenant who shall pay such reasonable costs to Landlord after completion, on demand, as Additional Rent. Any dispute with regard to the cost of B shall be resolved by arbitration as in this Lease provided. Pending such resolution, Tenant shall pay the disputed cost. The commencement date of this lease, namely, May 1, 1990, shall not be postponed by reason of the non-completion of the foregoing work by May 1, 1990. The Tenant agrees to permit the Landlord and its designees to enter the premises in order to perform the foregoing work and the Landlord may perform such work while the Tenant is in occupancy of the premises and the Tenant shall not be entitled to any abatement of rent or other compensation by reason thereof.

FIFTY-FIRST: Each party agrees, at any time and from time to time, as requested by the other party, upon not less than ten (10 days prior notice, to execute and deliver to the other a statement certifying that this Lease is unmodified and in full force and effect (or if there have been modifications that the same is in full force as modified and stating the modifications), certifying the dates to which the respective items of rent have been paid, and stating whether or not, to the best knowledge of the signer, the other party is in default in performance of any of its obligations under this Lease, and, if so, specifying each such default of which the signer may have knowledge, it being intended that any such statement delivered pursuant hereto may be relied upon by others with whom the party requesting such certificate may be dealing.

FIFTY-SECOND: Notwithstanding anything confirmed in this Lease to be contrary so long as Tenant named herein (Butterick Company, Inc.) or an Affiliated Entity (as defined in Article Eighteenth hereby) is in actual occupancy of not less than 60% useable area of the premises, and its corporate name or trademark contains the word "Butterick", Landlord agrees, subject to Requirements, that the building shall continue to be named "Butterick Building".

                                      (25)

                              RULES AND REGULATIONS

      1. The Tenant shall not clean, nor require, permit or allow any window in the demised premises to be cleaned from the outside in violation of Section 202 of the Labor Law or of the Rules of the Board of Standards and Appeals, or of any other board or body having or asserted jurisdiction;

      2. All machinery shall be kept in approved settings, sufficient to absorb any shock and prevent any noise, vibration or annoyance in the building of which the demised premises are a part and shall be provided with oil pans between such machinery and the floor beneath it, sufficient to prevent the seepage of oil on or into the floors;

      3. No acid that in any way may injure any of the pipes or plumbing equipment in the building shall be poured or allowed to drain into the pipes or plumbing equipment thereof, but shall in the event that the building is provided with an acid line be poured only therein, or if there be no acid line, shall be neutralized in a manner satisfactory to the Landlord. No substance which may cause any objectionable odor shall be left in the demised premises;

      4. During the cold season, the windows shall be kept closed to maintain the temperature of the demised premises and to prevent any freezing thereof, or of any equipment or appliance therein;

      5. All trucks, vehicles or conveyances used by the Tenant in the demised premises shall have rubber-tired wheels;

      6. The Tenant's employees, except clerical or executive help, shall, if the Landlord so directs, at all times use only the combination passenger and freight elevator, if any, in going into or coming out of the demised premises;

      7. No sign or lettering shall be inscribed on any door, wall or window of the demised premises which is visible from the street or the portion of the building used in common by other tenants except such as may be approved in writing by the Landlord or its agents or designee;

      8. No additional locks or bolts shall be placed anywhere upon or within the demised premises or any on rooms therein, unless duplicate keys thereto he given to the Landlord and all such keys must, on the termination of this lease, be surrendered to the Landlord;

      9. The Landlord may exclude any persons visiting or attempting to visit the premises between 7 P. M. and 8 A. M. and on Saturdays, Sundays and legal holidays, and may require such persons to sign the Night Report and may require a pass for any such person, signed by the Tenant ;

      10. The sanitary and safety facilities used solely by the Tenant or by the Tenant in common with other occupants of the building of which the demised premises are a part, shall be used only for the purposes for which they were constructed;

      11. No signs, signals, devices, displays, sounds or advertisements visible or audible from the street or from the halls and other parts of the building used in common by the Tenant and other tenants shall be inscribed, erected or maintained unless the kind, style, location and manner thereof shall have been approved in writing by the Landlord and if any sign, signal, sound display or advertising be erected, made or inscribed without such approval, the Landlord may remove the same and charge the cost of so doing to the Tenant as additional rent. Any sign or display which may be installed by the Tenant shall be kept in good order and repair and in a neat and attractive condition. The Landlord reserves the right to use the roof and outside walls surrounding the premises for sign purposes. The Landlord may remove any sign or signs or displays in order to paint the premises or any part of the building, or make any repairs, alterations or improvements in or upon the premises or building, or any part thereof, provided it causes the same to be removed and replaced at the Landlord's expense, whenever the said painting, repairs, alterations or improvements shall have been completed;

                                      (26)

      12. No advertising which, in the opinion of the Landlord tends to impair the reputation of the building or its desirability as a loft or office building, shall be published or caused to be published by the Tenant and, upon notice from the Landlord, the Tenant shall refrain from or discontinue, such advertising;

      13. Awnings, antennae, aerials, ventilating and air-conditioning apparatus or other projections from the windows or outside walls of the demised premises shall not be erected or installed;

      14. The lights, skylights, entrances, passages, courts, elevators, stairways, loading platforms, halls or any part of the building intended for the use in common by the Tenant and the other occupants thereof shall not be obstructed or encumbered (whether by means of storing of materials and skids or otherwise). In the event of any such encumbrance or obstruction, the Land-lord may remove the material causing such encumbrance or obstruction and cause it to be stored and charge the cost of doing so to the Tenant. No courtyard or yard appurtenant to the premises or the building shall be used for parking vehicles of any kind;

      15. No part of the premises or the building shall be marked, painted, drilled into, or in any way defaced. No laying of linoleum, or other similar floor covering so that the same shall come in direct contact with the floor of the demised premises shall be made; and if linoleum or other similar floor covering is desired to be used, an interlining of builder's deadening felt shall be first affixed to the floor, by a paste or other material, soluble in water. Cements and other similar adhesive material shall not be used. Removal of any alterations, decorations or improvements in compliance with paragraph Fourth of this lease shall include the removal of all linoleum, lining and adhesive material;

      16. No part of the demised premises shall be used in a manner or for a purpose that is substantially objectionable to the Landlord or to another tenant, or which in the reasonable judgment of the Landlord, might cause structural injury to the building;

      17. The Tenant's employees shall not stand or loiter around the hallways, stairways, elevators, front, roof or any other part of the building used in common by the occupants thereof;

      18. No load shall be placed upon any floor of the building exceeding the floor load per square foot area which such floor was designed to carry, and all loads shall be evenly distributed. The Landlord reserves the right to prescribe the weight and position of all safes, machinery and other personal property in the premises which must be placed so as to distribute their weight;

      19. Nothing shall be thrown out of the windows or doors, or down the passages or skylights of the building, nor shall any of them be covered, obstructed or encumbered. No improper noises shall be made in the building, nor shall birds or animals be brought therein;

      20. Where freight elevators are provided by the building, all deliveries shall be made to or from the demised premises exclusively by means of such elevators;

      21. Any one doing janitorial work for the Tenant shall at all times be subject to order and direction by the superintendent of the building, although he shall not be the servant of either the superintendent or the Landlord;

      22. No peddling, soliciting and canvassing shall be permitted in the premises or by the Tenant's employees elsewhere in the building;

      23. The Landlord may prescribe, and from time to time vary, the time for any removals or deliveries from or into the premises, at any time, and such prescriptions shall apply whether or not the material so removed or received is the property of the Tenant. Removals or deliveries of safes, machinery and any other heavy or bulky matter shall be done only upon written authorization of the Landlord and only in such manner and by such persons as may be acceptable to the Landlord, and the Landlord may require any further assurances or agreements or indemnity from

                                      (27)
the Tenant and the movers to that effect. The Landlord reserves the right to inspect all freight to be brought into the building and to exclude from the building all freight which violates any of these Rules and Regulations or the lease of which these Rules and Regulations are a part;

      24. The Tenant shall not permit its servants, employees, agents, visitors or licensees, at any time to bring or keep upon the premises any inflammable, combustible or explosive fluid, chemical or substance or cause or permit any unusual or objectionable odors to be produced upon or emanate from the premises;

      25. The passenger and service elevator, other than automatic sell-service elevators, if any, shall be operated only by employees of the Landlord, and must not in any event be interfered with by the Tenant, his servants, employees, agents, visitors or licensees. Elevators will be operated only during such hours as the Landlord may from time to time determine;

      26. The Tenant shall not use any other method of heating than that supplied by the Landlord;

      27. If the premises consist of basement space, or if any merchandise of the Tenant is stored in the basement portion of the building, all such merchandise shall, at the Tenant's own cost and expense, be placed entirely on skids or platforms, which will raise such merchandise at least six inches from the floor;

      28. No drilling in floors, walls or ceilings shall be done except in compliance with paragraph Fourth of this lease and no such drilling shall be done during usual business hours unless authorized by the Landlord in writing;

      29. No vending machine shall be installed or permitted to remain in the premises unless the Landlord shall first have given its specific written authorization for the installation of each such machine. The Tenant shall not authorize or permit any vendor of sandwiches, coffee, or other foods, candies or beverages to enter the premises for the purpose of soliciting sales of such wares to the Tenant's employees.

      THE TERMS, COVENANTS AND CONDITIONS contained in the foregoing lease shall be binding on, and shall enure to the benefit of the parties hereto, and their respective legal representatives, successors, and assigns, but no assignment made or purported to be made in violation of the provisions of this lease shall vest in such assignee any right or title in or to this lease or in or to the estate hereby created.

      In WITNESS WHEREOF, this agreement, has been signed and sealed by the parties hereto, the day and year first above written.

                              Landlord:

                              Earle W. Kazis Associates, Inc.

                                 /s/ [ILLEGIBLE]
                              By ----------------------------------
                                 Exec.V.P. President, as
                                 Agent for Spring and America
                                 Associates, Earle  W. Kazis and
                                 Ronald J. Mount, and not individually

                              Tenant:

                              Butterick Company, Inc.

                                 /s/ [ILLEGIBLE]
                              By --------------------------------
                                                President

                                      (28)

[ILLEGIBLE] OF NEW YORK   )
                          ) ss.:
COUNTY OF NEW YORK        )

      On the 26th day of August, 1988, before me personally came Charles Rosenbluth, to me known, who, being by me fuly sworn, did depose and say that he resides at 32 Stanford Avenue, port Washington, New York.

                                ; that he is the

President of Earle W. Kazis Associates, Inc., the corporation described in and which executed the foregoing document; and that he signed his name thereto by order of the Board of Directors of said corporation.

                                                    /s/ Dawn Marie Mutell
                                                --------------------------------
                                                       DAWN MARIE MUTELL
                                                Notary public, State of New York
                                                         No. 24-1835391
                                                   Qualified In Kings County
STATE   OF  NEW YORK )                          Commission Expires Sept.30, 1987
                     )ss.:
COUNTY OF NEW YORK   )

      On the 16th day of August, 1988, before me personally came John Lehmann, to me known, who; being by me duly sworn, did depose and say that he resides at [ILLEGIBLE] ; that he is the President of Butterick Company, Inc., the corporation described in and which executed the forregoing document; and that he signed his name thereto by order of the Board of Directors of said corporation.

                                                       /s/ Mary Carter
                                                --------------------------------
                                                          MARY CARTER
                                                Notary public state of New York
                                                         No. 41-0557110
                                                   Qualified In Queens County
                                                       Commission Expires
                                                        October 31, 1989

                                      (28)

                                  EXHIBIT "A"

                                [5TH FLOOR PLAN]

                                [6TH FLOOR PLAN]

                                [7TH FLOOR PLAN]

                                [8TH FLOOR PLAN]

                               [12TH FLOOR PLAN]

                               [13TH FLOOR PLAN]

                                                                  EXECUTION COPY

                                  EXHIBIT "B"

                             THE SUBLEASE PREMISES

                                [6TH FLOOR PLAN]

                                [7TH FLOOR PLAN]

                                                                  EXECUTION COPY

                                   EXHIBIT "C"

                              CONSENT TO SUBLEASE

      EARLE W. KAZIS ASSOCIATES, INC., as agent for SPRING AND AMERICA ASSOCIATES and RONALD J. MOUNT and EARLE W. KAZIS, (collectively "Landlord") hereby consent to the subletting by THE McCALL PATTERN COMPANY, as successor-in-interest by merger to Butterick Company, Inc. ("Tenant") to HARRIS INTERACTIVE INC. ("Subtenant"), of certain premises (the "Sublet Space") in the building known as 161 Avenue of the Americas, New York, New York (the "Building"), more particularly described in that certain Agreement of Sublease dated as of June _________, 2004 (the "Sublease"), between Tenant and Subtenant, which Sublet Space was demised Landlord to a predecessor-in-interest of Tenant pursuant to a lease dated August 16, 1988, as amended on July 12, 1995, May 24, 1996, March 21, 1997, September 26, 1997 and January, 2000 (which lease, as the same may have been and may hereafter be amended, is hereinafter called the "Lease"), such consent being subject to and upon the following terms and conditions, to each of which Tenant and Subtenant consent and agree to be bound:

      1. The Sublease shall be subject and subordinate at all times to all of the covenants, agreements, terms, provisions and conditions of the Lease and of this Consent. Neither Tenant nor Subtenant shall do or permit anything to be done in connection with the Sublease or the Subtenant's occupancy of the Sublet Space which will violate the Lease.

      2. Subtenant will not, without the prior written consent of the Landlord, in each instance, assign the Sublease or this Consent or sublet the Sublet Space or any part thereof.

      3. Although a duplicate original of the Sublease has been delivered to the Landlord for its information, Landlord is not a party thereto and is not bound by its provisions; however, any modification or amendment to the Sublease without the prior written consent of Landlord in each instance, shall be deemed a default under the Lease.

      4. Subtenant will use the Sublet Space for the purposes set forth in the Lease and for no other purpose. Except for changes which may be permitted by the Lease, no alterations, additions (including those affecting electric power) or physical changes will be made by Subtenant in the Sublet Space or any part thereof without Landlord's prior written consent in each instance.

      5. Tenant shall continue during the term of the Lease to be liable and responsible for the due performance of all of the covenants, agreements, terms, provisions and conditions set forth in the Lease on the Tenant's part to be performed, including, but not limited to, its obligation to pay all charges or sums which shall become due to Landlord from Subtenant by reason of its occupancy of the Sublet Space it being understood and agreed however that in no event shall anything contained in this Paragraph 5 limit, diminish or otherwise impair Subtenant's obligations to pay such charges or sums pursuant to the terms of the Sublease. Nothing herein

                                                                  EXECUTION COPY

contained is intended to waive or shall be construed to waive any breach of the Lease or any right of the Landlord against any person, firm, association, corporation or entity liable or responsible for the performance of the Lease or to enlarge or increase Landlord's obligations thereunder.

      6. Subtenant agrees that upon Subtenant's receipt of written notice from Landlord following a default by Tenant under the Lease and continuation of such default beyond any applicable notice or cure period directing that rents and other sums due from time to time under the Sublease be paid directly to Landlord (a "Direct Payment Notice"), Subtenant shall pay directly to Landlord, and not to Tenant, all rents and other sums required to be paid by Subtenant to Tenant pursuant to the Sublease, and such payment, though made directly to Landlord, shall be deemed to be full and punctual performance by Subtenant of its rental payment obligations under the Sublease. Subtenant further agrees that no sums paid by Subtenant to Tenant after Subtenant's receipt of a Direct Payment Notice shall be credited or deemed to be credited against any sums due under the Sublease. Subtenant agrees not to pay rent due under the Sublease more than one (1) month in advance.

      7. Tenant acknowledges and agrees that (a) upon the occurrence of any of the defaults described in the Lease and the continuation of such default beyond any applicable notice or cure period, Landlord shall be entitled to collect and receive rents and all other sums due under the Sublease; (b) upon Subtenant's receipt of Landlord's Direct Payment Notice, Subtenant is authorized and is hereby directed to pay directly to Landlord all rents and all other sums due from Subtenant to Tenant under the Sublease from time to time; and (c) Subtenant shall be under no duty or obligation to make any inquiry whatever regarding any such notice from Landlord, it being understood that Subtenant shall be entitled to rely upon any Direct Payment Notice as conclusive evidence of the matters stated therein and of Subtenant's right to act as directed thereby. Subtenant shall not be liable to Tenant for any performance or payment required under the Sublease if such performance or payment is, pursuant to a Direct Payment Notice, made as directed by such notice.

      8. If Landlord shall give notice to Tenant to terminate the Lease or Tenant's rights thereunder, then Landlord shall so notify Subtenant (an "Attornment Notice", which Landlord may give together with or separately from a Direct Payment Notice) and, should Subtenant wish to assume Tenant's obligations under the Lease, Subtenant shall so notify Landlord (an "Acceptance Notice"), within 30 days of its receipt of the Attornment Notice and Subtenant shall be bound and obligated to, and agrees to recognize and attorn to, Landlord as landlord under the Sublease from and as of the date of the Acceptance Notice, provided, however, that effective as of the date of the Attornment Notice, the Sublease shall be deemed to be amended and restated (the "New Sublease") to comprise terms and conditions identical (as to rental and all other terms) to the Lease effective as of the date of the Attornment Notice, between Landlord, as, lessor, and Subtenant, as lessee. Under no circumstance shall Landlord be deemed to assume or to have assumed any of Tenant's obligations under the Sublease. Under no circumstance shall Subtenant be deemed to assume or to have assumed any of Tenant's obligations under the Lease. Notwithstanding the foregoing, in the event that Subtenant does not elect to assume Tenant's obligations under the Lease, then either party may at anytime thereafter cancel the Sublease on not less than 60 days notice; provided, said termination of the Sublease shall not affect or

                                                                  EXECUTION COPY

diminish Subtenant's rights or remedies as against Tenant under the Sublease relative to Tenant's default under the Lease. Landlord also agrees to simultaneously provide to Subtenant a copy of any notice of default delivered to Tenant under the Lease.

      9. Landlord shall not be liable to Subtenant for any monies paid to Tenant for rent under the Sublease paid more than 30 days in advance, nor shall any such sums be deemed an offset against any future sums owed to Landlord under the Lease.

      10. Landlord confirms that the expiration date of the Lease is April 30, 2012 and confirms that its execution of the this Consent constitutes a waiver of its right of recapture with respect to the Sublease.

      11. Nothing herein shall be construed to modify, waive, impair or affect any of the terms, covenants, conditions or provisions of the Lease or to waive any breach thereof or any rights of Landlord against Tenant, any guarantor, person, firm, association or corporation liable or responsible for the performance thereof, or to enlarge or increase Landlord's obligations under the Lease, or reduce any right or remedy therein set forth, or at law or equity, and all provisions, covenants, agreements, terms and conditions of the Lease are hereby declared to be in full force and effect. Any provision herein or in the Sublease which would have the effect of increasing or expanding Landlord's obligations or reducing its rights or remedies under the Lease against the Tenant, or at law or equity, is hereby deemed null and void.

      12. If any provisions of this Consent shall be at variance with provisions of the Lease or Sublease, the provisions of this Consent shall prevail. This Consent shall not be changed orally but only by an agreement in writing signed by the party against whom the enforcement of such change is sought.

      13.   This Consent may be executed in counterparts.

                                                                  EXECUTION COPY

      IN WITNESS WHEREOF, the parties hereto have caused these presents to be duly executed as of the_____day of_____________, 2004.

                                              TENANT

                                              THE McCALL PATTERN COMPANY

                                              By:_______________________________
                                              Name: John W. Kobiskie
                                              Title: Executive Vice President

                                              SUBTENANT

                                              HARRIS INTERACTIVE INC.

                                              By:_______________________________
                                              Name:
                                              Title:

LANDLORD

EARLE W. KAZIS ASSOCIATES, INC,
As agent for Spring and Americas Associates,
A New York limited partnership, and
Ronald J. Mount and Earle W. Kazis, as
Tenants in Common

By:__________________________________________
Name:
Title: